FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-189017-03

February 24, 2014

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,016,313,708
(Approximate Mortgage Pool Balance)

$879,111,000
(Offered Certificates)

Citigroup Commercial Mortgage Trust 2014-GC19
As Issuing Entity

Citigroup Commercial Mortgage Securities Inc.
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2014-GC19

Citigroup Global Markets Realty Corp.
Goldman Sachs Mortgage Company
MC-Five Mile Commercial Mortgage Finance LLC
Cantor Commercial Real Estate Lending, L.P.
The Bancorp Bank
Rialto Mortgage Finance, LLC
RAIT Funding, LLC
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Citigroup	Goldman, Sachs & Co.
Co-Lead Managers and Joint Bookrunners

Drexel Hamilton	RBS
Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus included as part of our registration statement (SEC File No. 333-189017) (the “Base Prospectus”) and a separate free writing prospectus, each to be dated February 24, 2014 (the “Free Writing Prospectus”).  The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus).  The Base Prospectus and the Free Writing Prospectus are available upon request from Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, or RBS Securities Inc.  Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.  This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  The information contained in this Term Sheet may not pertain to any securities that will actually be sold.  The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives of those securities (including options).  Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only.  Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, or RBS Securities Inc. provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING.  NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION.  IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES

Offered Class	Expected Ratings (Moody’s / Fitch / DBRS)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support	Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$49,387,000		30.000%(5)	[ ]%	(6)	2.66	04/14 – 12/18
Class A-2	Aaa(sf) / AAAsf / AAA(sf)	$125,716,000		30.000%(5)	[ ]%	(6)	4.78	12/18 – 02/19
Class A-3	Aaa(sf) / AAAsf / AAA(sf)	$215,000,000		30.000%(5)	[ ]%	(6)	9.76	11/23 – 01/24
Class A-4	Aaa(sf) / AAAsf / AAA(sf)	$246,848,000		30.000%(5)	[ ]%	(6)	9.81	01/24 – 01/24
Class A-AB	Aaa(sf) / AAAsf / AAA(sf)	$74,468,000		30.000%(5)	[ ]%	(6)	7.35	02/19 – 11/23
Class X-A	Aaa(sf) / AAAsf / AAA(sf)	$777,479,000	(10)	N/A	[ ]%	Variable IO(11)	N/A	N/A
Class X-B	Aa3(sf) / AA-sf / AAA(sf)	$50,816,000	(10)	N/A	[ ]%	Variable IO(11)	N/A	N/A
Class A-S(7)	Aaa(sf) / AAAsf / AAA(sf)	$66,060,000	(8)	23.500%	[ ]%	(6)	9.81	01/24 – 01/24
Class B(7)	Aa3(sf) / AA-sf / AA(high)(sf)	$50,816,000	(8)	18.500%	[ ]%	(6)	9.87	01/24 – 02/24
Class PEZ(7)	A1(sf) / A-sf / AA(low)(sf)	$167,692,000	(8)	13.500%(9)	[ ]%	(6)	9.85	01/24 – 02/24
Class C(7)	A3(sf) / A-sf / AA(low)(sf)	$50,816,000	(8)	13.500%(9)	[ ]%	(6)	9.89	02/24 – 02/24

NON-OFFERED CERTIFICATES

Non-Offered Class	Expected Ratings (Moody’s / Fitch / DBRS)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support	Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class X-C	NR / BBsf / AAA(sf)	$21,596,000	(10)	N/A	[ ]%	Variable IO(11)	N/A	N/A
Class X-D	NR / NR / AAA(sf)	$60,979,707	(10)	N/A	[ ]%	Variable IO(11)	N/A	N/A
Class D	NR / BBB-sf / BBB(sf)	$54,627,000		8.125%	[ ]%	(6)	9.89	02/24 – 02/24
Class E	NR / BBsf / BB(high)(sf)	$21,596,000		6.000%	[ ]%	(6)	9.89	02/24 – 02/24
Class F	NR / Bsf / BB(low)(sf)	$11,434,000		4.875%	[ ]%	(6)	9.94	02/24 – 03/24
Class G	NR / NR / NR	$49,545,707		0.000%	[ ]%	(6)	9.97	03/24 – 03/24
Class R(12)	NR / NR / NR	N/A		N/A	N/A	N/A	N/A	N/A

(1)
It is a condition of issuance that the offered certificates receive the ratings set forth above.  The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and DBRS, Inc. (“DBRS”).  Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date.  Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus.  Moody’s, Fitch and DBRS have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings.  For additional information about this identifier, prospective investors can go to the related rating agency’s website.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the closing date.

(4)
Assuming no prepayments prior to maturity date for each mortgage loan and based on the Modeling Assumptions set forth under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4, and Class A-AB certificates are represented in the aggregate.

(6)
For any distribution date, the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates will each be equal to one of (i) a fixed per annum rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the rate specified in clause (ii), or (iv) the rate specified in clause (ii) less a specified percentage. The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class PEZ certificates. The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates of the Class A-S, Class B and Class C certificates, respectively.

(7)
The Class A-S, Class B and Class C certificates may be exchanged for Class PEZ certificates, and Class PEZ certificates may be exchanged for the Class A-S, Class B and Class C certificates. The Class A-S, Class B, Class PEZ and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CERTIFICATE SUMMARY (continued)

(8)
On the closing date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $66,060,000, $50,816,000 and $50,816,000, respectively.  The Exchangeable Certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Exchangeable Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-S, Class B and/or Class C trust components. Following any exchange of Class A-S, Class B and Class C certificates for Class PEZ certificates or any exchange of Class PEZ certificates for Class A-S, Class B and Class C certificates, the percentage interests of the outstanding principal balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class PEZ and Class C certificates will be increased or decreased accordingly.  The initial certificate principal amount of each class of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate principal amount of such class without giving effect to any issuance of Class PEZ certificates.  The initial certificate principal amount of the Class PEZ certificates shown in the table above is equal to the aggregate of the maximum initial certificate principal amounts of the Class A-S, Class B and Class C certificates, representing the maximum certificate principal amount of the Class PEZ certificates that could be issued in an exchange. The actual certificate principal amount of any class of Exchangeable Certificates issued on the closing date may be less than the maximum certificate principal amount of that class and may be zero. The certificate principal amounts of the Class A-S, Class B and Class C certificates to be issued on the closing date will be reduced, in the required proportions, by an amount equal to the certificate principal amount of the Class PEZ certificates issued on the closing date, if any. The total certificate principal amount of offered certificates shown on the cover of this term sheet includes the maximum certificate principal amount of Exchangeable Certificates that could be outstanding on the closing date equal to $167,692,000 (subject to a variance of plus or minus 5%).

(9)
The initial subordination levels for the Class C and Class PEZ certificates are equal to the subordination level of the underlying Class C trust component, which will have an initial outstanding balance on the closing date of $50,816,000.

(10)
The Class X-A, Class X-B, Class X-C and Class X-D certificates (the “Class X Certificates”) will not have certificate principal amounts and will not be entitled to receive distributions of principal.  Interest will accrue on the Class X-A, Class X-B, Class X-C and Class X-D certificates at their respective pass-through rates based upon their respective notional amounts.  The notional amount of the Class X-A certificates will be equal to the aggregate certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, and Class A-AB certificates and the Class A-S trust component.  The notional amount of the Class X-B certificates will be equal to the certificate principal amount of the Class B trust component.  The notional amount of the Class X-C certificates will be equal to the certificate principal amount of the Class E certificates. The notional amount of the Class X-D certificates will be equal to the aggregate certificate principal amounts of the Class F and Class G certificates.

(11)
The pass-through rate on the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component, as described in the Free Writing Prospectus. The pass-through rate on the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class B trust component, as described in the Free Writing Prospectus. The pass-through rate on the Class X-C certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class E certificates, as described in the Free Writing Prospectus. The pass-through rate on the Class X-D certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class F and Class G certificates, as described in the Free Writing Prospectus.

(12)
The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date.  The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Free Writing Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance	$1,016,313,708
Number of Mortgage Loans	78
Number of Mortgaged Properties	128
Average Cut-off Date Mortgage Loan Balance	$13,029,663
Weighted Average Mortgage Interest Rate(2)	5.0195%
Weighted Average Remaining Term to Maturity (months)	111
Weighted Average Remaining Amortization Term (months)(3)	357
Weighted Average Cut-off Date LTV Ratio(4)	68.0%
Weighted Average Maturity Date LTV Ratio(5)	58.4%
Weighted Average Underwritten Debt Service Coverage Ratio(6)(7)	1.55x
Weighted Average Debt Yield on Underwritten NOI(8)	10.3%
% of Mortgage Loans with Additional Debt	9.5%
% of Mortgaged Properties with Single Tenants	7.1%

(1)
Each of the Newcastle Senior Housing Portfolio mortgage loan, the CityScape – East Office/Retail mortgage loan and the 1500 Spring Garden mortgage loan has one or more related pari passu companion loans, and the loan-to-value ratio, debt service coverage ratio and debt yield calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)
With respect to the Newcastle Senior Housing Portfolio mortgage loan, the initial coupon is 4.0000% from the origination date through January 5, 2019.  From and after January 6, 2019, the Newcastle Senior Housing Portfolio mortgage loan mortgage interest rate will be 4.9900%. For purposes of calculating Weighted Average Mortgage Interest Rate, the Newcastle Senior Housing Portfolio mortgage loan is assumed to have a coupon of 4.9900%. See “Newcastle Senior Housing Portfolio” in this Term Sheet.

(3)	Excludes mortgage loans that are interest-only for the entire term.

(4)
Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to the Newcastle Senior Housing Portfolio mortgage loan, the Cut-off Date LTV Ratio was calculated based on the aggregate “leased fee” value for the related mortgaged properties. See “Newcastle Senior Housing Portfolio” in this Term Sheet. With respect to the Independence Green Apartments mortgage loan, the Cut-off Date LTV Ratio was calculated based on the cut-off date principal balance of the mortgage loan net of the related capital improvement reserve of $4,000,000. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Cut-off Date LTV Ratio.

(5)
Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to 14 mortgage loans, representing approximately 23.9% of the initial pool balance, the respective Maturity Date LTV Ratios were each calculated using the related aggregate “as stabilized” appraised value. With respect to the Newcastle Senior Housing Portfolio mortgage loan, the Maturity Date LTV Ratio was calculated based on the aggregate “leased fee” value for the related mortgaged properties. See “Newcastle Senior Housing Portfolio” in this Term Sheet. See “Description of the Mortgage Pool—–Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

(6)
Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio for each mortgage loan is calculated by dividing the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. The Weighted Average Underwritten Debt Service Coverage Ratio for the mortgage pool calculated using, in the case of the Newcastle Senior Housing Portfolio mortgage loan, solely the rent payable under the master lease and the coupon rate step up is 1.53x. See “Newcastle Senior Housing Portfolio” in this Term Sheet and “Annex G-1—Newcastle Senior Housing Portfolio Loan Combination Amortization Schedule” in the Free Writing Prospectus. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(7)
With respect to the Newcastle Senior Housing Portfolio mortgage loan and the Tanyard Park mortgage loan, the Underwritten Debt Service Coverage Ratio is calculated using such mortgage loan’s non-standard amortization schedule as set forth in Annex G-1 and Annex G-2, respectively, in the Free Writing Prospectus. With respect to the Newcastle Senior Housing Portfolio mortgage loan, which is subject to a master lease and as to which the borrowers are only entitled to amounts payable under the master lease, the Underwritten Debt Service Coverage Ratio is calculated based on the total revenue generated at the related mortgaged properties (not just rent payments under the master lease) and debt service based on the 12 month period immediately succeeding the coupon rate step up. With respect to the Tanyard Park mortgage loan, the Underwritten Debt Service Coverage Ratio is calculated based on the debt service of the 12 month period immediately succeeding the closing date.

(8)
Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan. With respect to the Newcastle Senior Housing Portfolio mortgage loan, which is subject to a master lease and as to which the borrowers are only entitled to amounts payable under the master lease, the Debt Yield on Underwritten NOI and NCF is calculated based on the total revenue generated at the Newcastle Senior Housing Portfolio mortgaged properties (not just rent payments under the master lease). The Debt Yield on Underwritten NOI for the mortgage pool calculated using, in the case of the Newcastle Senior Housing Portfolio mortgage loan, solely the rent payable under the master lease is 10.2%. See “Newcastle Senior Housing Portfolio” in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Citigroup Global Markets Inc. Goldman, Sachs & Co.
Co-Managers:	Drexel Hamilton, LLC and RBS Securities Inc.
Depositor:	Citigroup Commercial Mortgage Securities Inc.
Initial Pool Balance:	$1,016,313,708
Master Servicer:	Wells Fargo Bank, National Association
Special Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Certificate Administrator:	U.S. Bank National Association
Trustee:	U.S. Bank National Association
Operating Advisor:	Situs Holdings, LLC
Pricing:	Week of March 3, 2014
Closing Date:	March 20, 2014
Cut-off Date:
For each mortgage loan, the related due date for such mortgage loan in March 2014 (or, in the case of any mortgage loan that has its first due date in April 2014, the date that would have been its due date in March 2014 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 6th day of each month or next business day
Distribution Date:	The 4th business day after the Determination Date, commencing in April 2014
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	March 2047
Cleanup Call:	1.0%
Minimum Denominations:
$10,000 minimum for the offered certificates (except with respect to Class X-A and Class X-B: $1,000,000 minimum); $1 thereafter for all the offered certificates, except Class PEZ certificates will not have a minimum denomination

Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

TRANSACTION HIGHLIGHTS

■	$1,016,313,708 (Approximate) New-Issue Multi-Borrower CMBS:

—
Overview: The mortgage pool consists of 78 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,016,313,708  (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $13,029,663 and are secured by 128 mortgaged properties located throughout 30 states

—	LTV: 68.0% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.55x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 10.3% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

—	Amortization: 87.8% of the mortgage loans by Initial Pool Balance have scheduled amortization:

–	49.1% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

–	38.7% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 49.7% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—
Cash Traps:  98.8% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 71 mortgage loans representing 84.2% of the Initial Pool Balance

–	Insurance: 65 mortgage loans representing 74.5% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 70 mortgage loans representing 93.3% of Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 36 mortgage loans representing 79.8% of the portion of the Initial Pool Balance that is secured by office, retail, industrial and mixed use properties only

—	Predominantly Defeasance: 73.7% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—
Retail:  26.8% of the mortgaged properties by allocated Initial Pool Balance are retail properties (12.8% are anchored retail properties, 6.6% are unanchored retail properties, 5.3% are shadow anchored properties and 2.1% are single tenant retail properties)

—	Multifamily: 20.9% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Office: 18.1% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Mixed Use: 17.7% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

—	Senior Housing: 10.0% of the mortgaged properties by allocated Initial Pool Balance are senior housing properties

■
Geographic Diversity:  The 128 mortgaged properties are located throughout 30 states, with only three states having greater than 10.0% of the allocated Initial Pool Balance: Texas (13.3%), Arizona (13.0%) and New York (11.0%)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Citigroup Global Markets Realty Corp.	18	20	$341,361,162	33.6%
Goldman Sachs Mortgage Company	10	38	241,229,625	23.7
MC-Five Mile Commercial Mortgage Finance LLC	20	35	194,509,078	19.1
Cantor Commercial Real Estate Lending, L.P.	6	10	76,342,475	7.5
The Bancorp Bank	13	13	72,964,311	7.2
Rialto Mortgage Finance, LLC	6	7	49,165,732	4.8
RAIT Funding, LLC	5	5	40,741,324	4.0
Total	78	128	$1,016,313,708	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Beds / Units	Cut-off Date Balance Per SF / Bed / Unit	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
Newcastle Senior Housing Portfolio	$101,195,816	9.96%	Senior Housing	3,002	$120,391	1.55x	10.6%	71.3%
CityScape - East Office/Retail	85,000,000	8.4	Mixed Use	641,935	$288	1.34x	9.3%	67.5%
1500 Spring Garden	69,500,000	6.8	Office	1,068,125	$140	2.11x	9.8%	75.8%
Independence Green Apartments	43,000,000	4.2	Multifamily	981	$43,833	1.58x	10.8%	72.2%
Biltmore Office	36,000,000	3.5	Mixed Use	284,250	$127	1.41x	10.2%	73.8%
RIS Portfolio	31,000,000	3.1	Various	206,825	$150	1.54x	10.4%	58.4%
136-138 West 34th Street	30,000,000	3.0	Retail	25,000	$1,200	2.01x	10.2%	49.2%
335 West 16th Street	28,927,361	2.8	Office	54,000	$536	1.32x	9.1%	54.6%
Twin River Commons Student Housing	26,462,290	2.6	Multifamily	371	$71,327	1.24x	8.5%	71.5%
350 North Clark	25,590,000	2.5	Office	110,664	$231	1.37x	9.4%	71.7%
Top 10 Total / Wtd. Avg.	$476,675,467	46.9%				1.57x	9.9%	68.3%
Remaining Total / Wtd. Avg.	539,638,240	53.1				1.52x	10.7%	67.7%
Total / Wtd. Avg.	$1,016,313,708	100.0%				1.55x	10.3%	68.0%

Pari Passu Companion Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Pari Passu Companion Loan Cut-off Date Balance	Loan Combination Cut- off Date Balance	Controlling Pooling & Servicing Agreement(1)	Master Servicer	Special Servicer
Newcastle Senior Housing Portfolio	$101,195,816	9.96%	$260,216,815	$361,412,631	CGCMT 2014-GC19	Wells Fargo	Midland
CityScape - East Office/Retail(2)	$85,000,000	8.4%	$100,000,000	$185,000,000	GSMS 2014-GC18	Wells Fargo	LNR
1500 Spring Garden	$69,500,000	6.8%	$80,000,000	$149,500,000	GSMS 2014-GC18	Wells Fargo	LNR

(1)
The CityScape - East Office/Retail mortgage loan and the 1500 Spring Garden mortgage loan will be serviced under the GSMS 2014-GC18 pooling and servicing agreement, pursuant to which Wells Fargo Bank, National Association is the master servicer and LNR Partners, LLC is the special servicer.

(2)
The CityScape – East Office/Retail mortgage loan consists of two promissory notes. The CityScape – East Office/Retail mortgage loan is presented as one mortgage loan for all purposes in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

COLLATERAL OVERVIEW (continued)

Mortgage Loans with Existing Mezzanine or Other Financing

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Cut-off Date Total Debt Balance(2)	Cut-off Date Wtd. Avg. Total Debt Interest Rate(3)	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Cut-off Date Mortgage Loan DSCR	Cut-off Date Total Debt DSCR
CityScape - East Office/Retail(1)	$85,000,000	$25,000,000	$210,000,000	5.69452%	67.5%	76.6%	1.34x	1.07x
Tanyard Park Apartments(4)	$11,972,934	$1,197,293	$13,170,228	5.74000%	74.4%	81.8%	1.40x	1.17x

(1)	The related mezzanine loan is currently held by GV CityScape Mezz Lender, LLC, or its affiliate, and is secured by the mezzanine borrower’s ownership interest in the related mortgage borrower.
(2)	The CityScape – East Office/Retail Cut-off Date Total Debt Balance includes the related pari passu companion loan with a principal balance as of the Cut-off Date of $100,000,000.
(3)
The CityScape – East Office/Retail mezzanine loan has a fixed interest rate of 11.50000% from the origination date to December 31, 2018 and has a fixed interest rate of 13.50000% from January 1, 2019 to the related maturity date.

(4)	The related mezzanine loan is initially held by RAIT Partnership, L.P. and is secured by the mezzanine borrower’s ownership interest in the related mortgage borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
Independence Green Apartments	CGMRC	Farmington Hills	MI	Multifamily	$43,000,000	4.2%	MLMI 1998-C3
Biltmore Office	GSMC	Atlanta	GA	Mixed Use	$36,000,000	3.5%	BACM 2006-2
136-138 West 34th Street	CGMRC	New York	NY	Retail	$30,000,000	3.0%	GECMC 2004-C2
Highland Estates MHC	MC-FiveMile	Mount Morris	MI	Manufactured Housing	$17,061,305	1.7%	LBUBS 2004-C1
Huntington Lakes Apartments	MC-FiveMile	Dallas	TX	Multifamily	$16,944,070	1.7%	CSFB 2005-C1
Anthem Marketplace	CGMRC	Anthem	AZ	Retail	$15,060,000	1.5%	MLMT 2005-CKI1
Festival Plaza	RAIT	Montgomery	AL	Retail	$13,467,329	1.3%	WBCMT 2004-C10
Wymberly Pointe Apartments	RMF	Grand Prairie	TX	Multifamily	$7,289,685	0.7%	JPMCC 2004-PNC1
Wymberly Crossing Apartments	RMF	Grand Prairie	TX	Multifamily	$5,142,723	0.5%	MLMT 2004-MKB1
Canyon Plaza	RMF	American Canyon	CA	Mixed Use	$12,382,564	1.2%	CGCMT 2004-C1
Westland Square	CCRE	West Columbia	SC	Retail	$2,756,542	0.3%	LBUBS 2004-C1
Waterway Plaza	CCRE	Little River	SC	Retail	$2,700,130	0.3%	LBUBS 2004-C1
St. George Plaza	CCRE	St. George	SC	Retail	$2,653,178	0.3%	LBUBS 2004-C1
South Square Shopping Center	CCRE	Lancaster	SC	Retail	$2,160,558	0.2%	LBUBS 2004-C1
Clover Plaza	CCRE	Clover	SC	Retail	$2,104,592	0.2%	LBUBS 2004-C1
Tanyard Park Apartments	RAIT	Louisville	KY	Multifamily	$11,972,934	1.2%	BACM 2006-1
Oakridge Terrace Apartments	MC-FiveMile	Lancaster	CA	Multifamily	$11,956,349	1.2%	WBCMT 2003-C9
Barnes Crossing Plaza	CCRE	Tupelo	MS	Retail	$10,484,780	1.0%	DLJCM 1998-CG1
Timbers of Deerbrook	MC-FiveMile	Humble	TX	Multifamily	$7,965,343	0.8%	CSFB 2004-C1
Santa Clarita Plaza	RMF	Santa Clarita	CA	Retail	$7,282,086	0.7%	LBUBS 2004-C2
Knollwood Plaza	The Bancorp Bank	Granada Hills	CA	Retail	$7,132,237	0.7%	COMM 2005-LP5
Bluffs of Lakewood	RMF	Dallas	TX	Multifamily	$5,691,946	0.6%	MLMT 2004-KEY2
Ramada Denver	The Bancorp Bank	Denver	CO	Hospitality	$5,589,000	0.5%	CSFB 2001-CF2
Town East Shopping Center	The Bancorp Bank	Minden	LA	Retail	$5,436,811	0.5%	BACM 2000-1
Bell Creek	CGMRC	Mechanicsville	VA	Retail	$5,286,811	0.5%	WBCMT 2004-C11
Moore Court Apartments	CGMRC	Grayslake	IL	Multifamily	$5,092,836	0.5%	CSFB 2004-C2
MacArthur Corporate Center	CGMRC	Irvine	CA	Office	$5,081,346	0.5%	JPMCC 2004-C1
Sunrise Shopping Center	CCRE	Oxon Hill	MD	Retail	$4,992,696	0.5%	MSC 2004-HQ4
The Shoppes at Castle Pines	CGMRC	Castle Pines	CO	Retail	$4,900,000	0.5%	GSMS 2005-GG4
6502 Grape Road	MC-FiveMile	Mishawaka	IN	Retail	$4,626,973	0.5%	MLMI 1996-C2
Bellfort Plaza	The Bancorp Bank	Houston	TX	Multifamily	$3,794,639	0.4%	CSFB 2004-C3
Fairway Club Apartments	CGMRC	Greenville	SC	Multifamily	$3,238,221	0.3%	GCCFC 2003-C2
Qwik-Stor Self Storage	The Bancorp Bank	Hampton	VA	Self Storage	$2,587,576	0.3%	CSFB 2004-C3
Goddard Court Apartments & Townhomes	CGMRC	Taylor	MI	Multifamily	$1,893,240	0.2%	JPMC 1999-C8

(1)
The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

COLLATERAL OVERVIEW (continued)

Property Types
Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Retail	41	$271,941,551	26.8%	1.59x	66.3%	10.7%
Anchored	17	130,147,199	12.8	1.50x	70.9%	10.7%
Unanchored	9	66,656,068	6.6	1.75x	58.1%	10.7%
Shadow Anchored	11	53,875,840	5.3	1.52x	69.4%	9.8%
Single Tenant Retail	4	21,262,444	2.1	1.79x	55.7%	12.4%
Multifamily	23	211,980,438	20.9%	1.43x	70.2%	10.1%
Garden	21	180,280,979	17.7	1.46x	69.9%	10.3%
Student Housing	2	31,699,459	3.1	1.25x	71.9%	8.6%
Office	10	184,177,432	18.1%	1.76x	68.3%	10.1%
CBD	4	144,017,361	14.2	1.85x	68.2%	9.8%
General Suburban	6	40,160,071	4.0	1.44x	68.9%	10.9%
Mixed Use	8	180,375,951	17.7%	1.39x	65.8%	9.8%
Office/Retail	6	161,913,686	15.9	1.37x	68.2%	9.6%
Office/Flex	1	9,962,265	1.0	1.84x	31.6%	14.4%
Multifamily/Retail	1	8,500,000	0.8	1.20x	60.7%	8.1%
Senior Housing	26	101,195,816	10.0%	1.55x	71.3%	10.6%
Independent Living	26	101,195,816	10.0	1.55x	71.3%	10.6%
Manufactured Housing	8	29,547,668	2.9%	1.52x	69.5%	11.2%
Self Storage	9	20,815,988	2.0%	1.49x	66.1%	10.4%
Hospitality	2	14,409,388	1.4%	1.73x	69.3%	13.7%
Limited Service	1	8,820,388	0.9	1.61x	69.5%	12.1%
Full Service	1	5,589,000	0.5	1.93x	69.0%	16.3%
Land	1	1,869,476	0.2%	1.54x	58.4%	10.4%
Total / Wtd. Avg.	128	$1,016,313,708	100.0%	1.55x	68.0%	10.3%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
Texas	21	$134,896,971	13.3%	$261,730,000	12.2%	$19,893,655	13.3%
Arizona	9	131,901,860	13.0	350,200,000	16.4	22,206,059	14.9
New York	5	112,289,651	11.0	189,700,000	8.9	10,851,952	7.3
California	10	90,561,626	8.9	177,420,000	8.3	11,400,844	7.6
Pennsylvania	4	88,808,263	8.7	257,100,000	12.0	18,562,600	12.4
Michigan	5	64,947,177	6.4	84,300,000	3.9	7,058,011	4.7
Georgia	5	64,301,562	6.3	90,325,000	4.2	6,829,225	4.6
Florida	12	55,970,223	5.5	89,375,000	4.2	5,929,266	4.0
Illinois	5	45,957,836	4.5	65,740,000	3.1	4,348,615	2.9
Indiana	5	22,194,847	2.2	31,470,000	1.5	2,504,177	1.7
Oregon	6	19,170,554	1.9	83,660,000	3.9	6,308,275	4.2
South Carolina	7	19,169,970	1.9	28,705,000	1.3	2,269,477	1.5
Alabama	5	17,110,151	1.7	24,375,000	1.1	1,921,951	1.3
North Carolina	4	16,341,536	1.6	58,840,000	2.8	4,375,021	2.9
Virginia	3	15,074,387	1.5	26,480,000	1.2	1,812,299	1.2
Colorado	3	13,501,849	1.3	32,050,000	1.5	2,499,583	1.7
Nevada	3	13,255,463	1.3	36,160,000	1.7	2,354,874	1.6
Kentucky	1	11,972,934	1.2	16,100,000	0.8	1,119,830	0.7
Connecticut	2	11,293,196	1.1	56,600,000	2.6	4,135,348	2.8
Mississippi	1	10,484,780	1.0	14,100,000	0.7	1,164,105	0.8
Utah	1	10,400,000	1.0	15,000,000	0.7	1,008,669	0.7
Washington	1	8,627,633	0.8	15,150,000	0.7	813,658	0.5
Maryland	2	7,050,833	0.7	13,050,000	0.6	1,034,291	0.7
Missouri	1	5,786,267	0.6	29,000,000	1.4	2,273,431	1.5
Iowa	2	5,467,024	0.5	27,400,000	1.3	1,892,905	1.3
Louisiana	1	5,436,811	0.5	7,600,000	0.4	757,409	0.5
Delaware	1	4,892,727	0.5	8,150,000	0.4	564,872	0.4
Wisconsin	1	3,781,026	0.4	18,950,000	0.9	1,646,844	1.1
Kansas	1	3,232,328	0.3	16,200,000	0.8	1,128,151	0.8
Tennessee	1	2,434,222	0.2	12,200,000	0.6	811,755	0.5
Total	128	$1,016,313,708	100.0%	$2,137,130,000	100.0%	$149,477,152	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

Distribution of Cut-off Date Balances				Distribution of Cut-off Date LTV Ratios(1)
							% of
			% of		Number of		Initial
	Number of		Initial	Range of Cut-off	Mortgage		Pool
Range of Cut-off Date	Mortgage	Cut-off Date	Pool	Date LTV (%)	Loans	Cut-off Date Balance	Balance
Balances ($)	Loans	Balance	Balance	31.6 - 44.9	2	$17,205,008	1.7%
1,893,240 - 4,999,999	20	$76,163,528	7.5%	45.0 - 49.9	2	34,992,696	3.4
5,000,000 - 9,999,999	29	196,919,366	19.4	50.0 - 54.9	4	39,834,504	3.9
10,000,000 - 14,999,999	12	142,946,197	14.1	55.0 - 59.9	8	84,211,812	8.3
15,000,000 - 19,999,999	6	103,609,150	10.2	60.0 - 64.9	9	52,460,786	5.2
20,000,000 - 29,999,999	4	100,979,651	9.9	65.0 - 69.9	18	214,039,622	21.1
30,000,000 - 49,999,999	4	140,000,000	13.8	70.0 - 74.9	32	493,794,279	48.6
50,000,000 - 69,999,999	1	69,500,000	6.8	75.0 - 75.8	3	79,775,000	7.8
70,000,000 - 89,999,999	1	85,000,000	8.4	Total	78	$1,016,313,708	100.0%
90,000,000 - 101,195,816	1	101,195,816	10.0	(1) See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.
Total	78	$1,016,313,708	100.0%

Distribution of Underwritten DSCRs(1)				Distribution of Maturity Date LTV Ratios(1)
			% of				% of
	Number of		Initial		Number of		Initial
	Mortgage	Cut-off Date	Pool	Range of Maturity	Mortgage		Pool
Range of UW DSCR (x)	Loans	Balance	Balance	Date LTV (%)	Loans	Cut-off Date Balance	Balance
1.20 - 1.29	8	$89,684,302	8.8%	23.5 - 39.9	3	$19,792,584	1.9%
1.30 - 1.39	23	289,521,747	28.5	40.0 - 44.9	3	13,312,263	1.3
1.40 - 1.49	14	139,218,178	13.7	45.0 - 49.9	10	102,495,237	10.1
1.50 - 1.59	13	268,785,295	26.4	50.0 - 54.9	7	65,536,317	6.4
1.60 - 1.69	4	27,257,964	2.7	55.0 - 59.9	27	436,547,966	43.0
1.70 - 1.79	2	23,292,727	2.3	60.0 - 64.9	23	256,861,977	25.3
1.80 - 1.89	5	31,197,594	3.1	65.0 - 69.9	4	52,267,364	5.1
1.90 - 2.33	9	147,355,901	14.5	70.0 - 73.6	1	69,500,000	6.8
Total	78	$1,016,313,708	100.0%	Total	78	$1,016,313,708	100.0%
(1) See footnotes (1), (6) and (7) to the table entitled “Mortgage Pool Characteristics” above.				(1) See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)				Distribution of Loan Purpose
			% of				% of
	Number of		Initial		Number of		Initial
	Mortgage	Cut-off Date	Pool		Mortgage		Pool
Amortization Type	Loans	Balance	Balance	Loan Purpose	Loans	Cut-off Date Balance	Balance
Amortizing (20 Years)	1	$2,587,576	0.3%	Refinance	48	$566,042,518	55.7%
Amortizing (23.5 Years)	1	6,736,363	0.7	Acquisition	24	387,489,588	38.1
Amortizing (25 Years)	4	19,255,330	1.9	Recapitalization	5	56,045,237	5.5
Amortizing (30 Years)	44	470,454,438	46.3	Acquisition &
Interest Only, Then				Refinance	1	6,736,363	0.7
Amortizing(2)	24	392,880,000	38.7	Total	78	$1,016,313,708	100.0%
Interest Only	4	124,400,000	12.2
Total	78	$1,016,313,708	100.0%	Distribution of Mortgage Interest Rates(1)
(1) All of the mortgage loans will have balloon payments at maturity date.							% of
(2) Original partial interest only periods range from 12 to 60 months.					Number of		Initial
				Range of Mortgage	Mortgage		Pool
Distribution of Lockboxes				Interest Rates (%)	Loans	Cut-off Date Balance	Balance
			% of	4.157 - 4.499	3	$95,557,564	9.4%
	Number of		Initial	4.500 - 4.749	3	37,276,449	3.7
	Mortgage	Cut-off Date	Pool	4.750 - 4.999	20	445,079,357	43.8
Lockbox Type	Loans	Balance	Balance	5.000 - 5.249	22	204,856,200	20.2
Hard	24	$505,564,228	49.7%	5.250 - 5.499	22	158,039,826	15.6
Springing	41	389,280,712	38.3	5.500 - 5.749	7	72,336,437	7.1
Soft Springing	5	58,542,706	5.8	5.750 - 5.770	1	3,167,874	0.3
Soft	6	51,810,861	5.1	Total	78	$1,016,313,708	100.0%
None	2	11,115,200	1.1	(1) See footnote (2) to the table entitled “Mortgage Pool Characteristics” above.
Total	78	$1,016,313,708	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

Distribution of Debt Yield on Underwritten NOI(1)				Distribution of Original Amortization Terms(1)
			% of				% of
Range of	Number of		Initial	Range of Original	Number of		Initial
Debt Yields on	Mortgage		Pool	Amortization	Mortgage		Pool
Underwritten NOI (%)	Loans	Cut-off Date Balance	Balance	Terms (months)	Loans	Cut-off Date Balance	Balance
8.1 - 8.9	7	$74,475,876	7.3%	Interest Only	4	$124,400,000	12.2%
9.0 - 9.9	24	393,130,259	38.7	240 - 300	6	28,579,269	2.8
10.0 - 10.9	22	367,896,559	36.2	301 - 360	68	863,334,438	84.9
11.0 - 11.9	11	91,639,500	9.0	Total	78	$1,016,313,708	100.0%
12.0 - 12.9	4	38,520,643	3.8	(1) All of the mortgage loans will have balloon payments at maturity.
13.0 - 13.9	3	17,760,900	1.7
14.0 - 16.3	7	32,889,971	3.2	Distribution of Remaining Amortization Terms(1)
Total	78	$1,016,313,708	100.0%	Range of			% of
(1) See footnotes (1) and (8) to the table entitled “Mortgage Pool Characteristics” above.				Remaining	Number of		Initial
				Amortization	Mortgage		Pool
				Terms (months)	Loans	Cut-off Date Balance	Balance
Distribution of Debt Yield on Underwritten NCF(1)				Interest Only	4	$124,400,000	12.2%
			% of	238 - 300	6	28,579,269	2.8
Range of	Number of		Initial	301- 360	68	863,334,438	84.9
Debt Yields on	Mortgage		Pool	Total	78	$1,016,313,708	100.0%
Underwritten NCF (%)	Loans	Cut-off Date Balance	Balance	(1) All of the mortgage loans will have balloon payments at maturity.
8.0 - 8.9	21	$331,633,868	32.6%
9.0 - 9.9	28	341,152,502	33.6	Distribution of Prepayment Provisions
10.0 - 10.9	13	231,857,176	22.8				% of
11.0 - 11.9	7	69,326,537	6.8		Number of		Initial
12.0 - 12.9	2	12,173,174	1.2	Prepayment	Mortgage		Pool
13.0 - 13.9	6	24,581,450	2.4	Provision	Loans	Cut-off Date Balance	Balance
14.0 - 14.1	1	5,589,000	0.5	Defeasance	69	$749,523,698	73.7%
Total	78	$1,016,313,708	100.0%	Yield Maintenance	9	266,790,009	26.3
(1) See footnotes (1) and (8) to the table entitled “Mortgage Pool Characteristics” above.				Total	78	$1,016,313,708	100.0%

				Distribution of Escrow Types
Mortgage Loans with Original Partial Interest Only Periods							% of
			% of		Number of		Initial
Original Partial	Number of		Initial		Mortgage		Pool
Interest Only	Mortgage		Pool	Escrow Type	Loans	Cut-off Date Balance	Balance
Period (months)	Loans	Cut-off Date Balance	Balance	Replacement Reserves(1)	70	$948,674,062	93.3%
11 - 12	7	$56,090,000	5.5%	Real Estate Tax	71	$855,533,902	84.2%
13 - 24	6	$96,730,000	9.5%	Insurance	65	$757,408,868	74.5%
25 - 36	7	$177,610,000	17.5%	TI/LC(2)	36	$509,539,313	79.8%
37 - 48	1	$6,750,000	0.7%	(1) Includes mortgage loans with FF&E reserves.
49 - 60	3	$55,700,000	5.5%	(2) Percentage of total retail, mixed use and office properties only.

Distribution of Original Terms to Maturity
			% of
Range of Original	Number of		Initial
Term to Maturity	Mortgage		Pool
(months)	Loans	Cut-off Date Balance	Balance
60	7	$126,748,458	12.5%
120	71	889,565,249	87.5
Total	78	$1,016,313,708	100.0%

Distribution of Remaining Terms to Maturity
Range of			% of
Remaining Terms	Number of		Initial
to Maturity	Mortgage		Pool
(months)	Loans	Cut-off Date Balance	Balance
57 - 60	7	$126,748,458	12.5%
116 - 120	71	889,565,249	87.5
Total	78	$1,016,313,708	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW

Distributions
On each Distribution Date, funds available for distribution from the mortgage loans, net of specified trust expenses and net of yield maintenance charges and prepayment premiums will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.     Class A-1, A-2, A-3, A-4, A-AB, X-A, X-B, X-C and X-D certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class X-C and Class X-D certificates, up to, and pro rata, in accordance with their respective interest entitlements.
2.     Class A-1, A-2, A-3, A-4 and A-AB certificates: to the extent of funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Free Writing Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, and then (vi) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above.  However, if the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts (and the schedule for the Class A-AB principal distributions will be disregarded).
3.     Class A-1, A-2, A-3, A-4, and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any previously unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amounts of those classes, together with interest at their respective pass-through rates.
4.     Class A-S and Class PEZ certificates: (i) first, to interest on Class A-S and Class PEZ certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on Class A-S and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the certificate principal amount of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse Class A-S and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.
5.     Class B and Class PEZ certificates:  (i) first, to interest on Class B and Class PEZ certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class or trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component), to principal on Class B and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the certificate principal amount of the Class B trust component is reduced to zero; and (iii) next, to reimburse Class B and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Distributions (continued)
6.     Class C and Class PEZ certificates:  (i) first, to interest on Class C and Class PEZ certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class or trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on Class C and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the certificate principal amount of the Class C trust component is reduced to zero; and (iii) next, to reimburse Class C and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

7.     Class D certificates:  (i) first, to interest on Class D certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class or trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on Class D certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class D certificates for any previously unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of that class, together with interest at its pass-through rate.

8.     After Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class PEZ, Class C and Class D certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any previously unreimbursed losses to the Class E, Class F and Class G certificates sequentially in that order in a manner analogous to the Class D certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses
The certificate principal amounts of the Class A-1, A-2, A-3, A-4, A-AB, D, E, F and G certificates and the Class A-S, Class B and Class C trust components (and thus, the Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the such class or trust component on such Distribution Date. On each Distribution Date, any such write-offs will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate principal amount is reduced to zero:  first, to the Class G certificates; second, to the Class F certificates; third, to the Class E certificates; fourth, to the Class D certificates; fifth, to the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component); sixth, to the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component); seventh, to the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, based on their then current respective certificate principal amounts.  The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate principal amount of the Class B trust component resulting from allocations of losses realized on the mortgage loans.  The notional amount of the Class X-C certificates will be reduced to reflect reductions in the certificate principal amount of the Class E certificates resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-D certificates will be reduced to reflect reductions in the certificate principal amounts of the Class F and Class G certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges
On each Distribution Date, each yield maintenance charge collected on the mortgage loans and on deposit in the Collection Account as of the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the “YM Group B” and together with the YM Group A, the “YM Groups”), of the Class B trust component (and correspondingly the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), the Class C trust component (and correspondingly to  the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D and Class X-B certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of certificates (other than the Class X and Exchangeable Certificates) and trust components (and, therefore, the applicable classes of Exchangeable Certificates) in each YM group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates and trust components in such YM Group in the following manner: (A) each class of certificates (other than the Class X and Exchangeable Certificates) and trust components in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X and Exchangeable Certificates) and trust components in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X certificates in such YM Group. If there is more than one class of certificates (other than the Class X and Exchangeable Certficiates) and/or trust component (and thus the applicable classes of Exchangeable Certificates) in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (other than the Class X and Exchangeable Certificates) and/or trust components (and, therefore, the applicable classes of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which the (i) mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one.  However, if such discount rate is greater than or equal to both of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero, and if such discount rate is greater than or equal to the mortgage loan rate described in the preceding sentence, but less than the pass-through rate, the fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above.  For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related mortgage loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-C, Class X-D, Class E, Class F, Class G or Class R certificates.  Instead, after the notional amounts of the Class X-A and Class X-B certificates and the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and of the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates.  For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus.  See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Advances
The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances and, other than with respect to the outside serviced mortgage loans, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of P&I advances, subject to reduction in connection with any appraisal reductions that may occur.

Appraisal Reduction Amounts
An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a mortgage loan or loan combination with respect to which certain defaults, modifications or insolvency events have occurred (as further described in the Free Writing Prospectus in the case of a serviced mortgage loan or serviced loan combination)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan.  In general, any appraisal reduction amount calculated with respect to a loan combination will be allocated to the related mortgage loan and companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances.  In the case of outside serviced loans, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the GSMS 2014-GC18 pooling and servicing agreement,  As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates (exclusive of the Exchangeable Certificates and Class R certificates) and/or trust components then outstanding (i.e., first to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then to the Class D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class X-C and Class X-D certificates).  A serviced mortgage loan (or serviced loan combination, if applicable) will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced mortgage loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or loan combination, if applicable) to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction amount with respect to a mortgage loan or loan combination serviced under the CGCMT 2014-GC19 pooling and servicing agreement that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Free Writing Prospectus.

Age of Appraisals
Appraisals (which can be an update of a prior appraisal) with respect to a mortgage loan or loan combination serviced under the CGCMT 2014-GC19 pooling and servicing agreement are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans
There will be no “Fair Market Value Purchase Option”. Instead defaulted serviced mortgage loans will be sold in a process similar to the sale process for REO property. With respect to the serviced loan combination, the special servicer may offer to sell to any person (or may offer to purchase) for cash the related mortgage loan in accordance with the terms of the CGCMT 2014-GC19 pooling and servicing agreement during such time as such serviced loan combination constitutes a sufficiently defaulted mortgage loan, provided that, in connection with any such sale, the special servicer is required to sell both the applicable serviced mortgage loan and the related companion loans as one whole loan.  With respect to outside serviced loan combinations, the GSMS 2014-GC18 special servicer may offer to sell to any person (or may offer to purchase) for cash each outside serviced loan combination in accordance with the terms of the GSMS 2014-GC18 pooling and servicing agreement during such time as such outside serviced loan combination constitutes a sufficiently defaulted mortgage loan thereunder and, in connection with any such sale, the GSMS 2014-GC18 special servicer is required to sell both the applicable outside serviced mortgage loan and the related companion loan(s) as one whole loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Cleanup Call
On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus.  Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components and the notional amounts of the Class X-A and Class X-B certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

Controlling Class Representative
The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders (by certificate principal amount).  The controlling class is the most subordinate class of the Class E, Class F and Class G certificates that has an outstanding certificate principal amount as notionally reduced by any appraisal reduction amounts allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates, or if no such class meets the preceding requirement, then the Class E certificates will be the controlling class.  At any time when the Class E certificates is the controlling class, the holder of a majority of the controlling class (by certificate principal amount) may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—Controlling Class Representative” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that one or more entities managed by Ellington Management Group, LLC will be the initial controlling class certificateholder(s) and is expected to appoint Ellington Management Group, LLC, to be the initial Controlling Class Representative.

Control Termination Event
Will occur when no class of the Class E, Class F and Class G certificates has an outstanding certificate principal amount as notionally reduced by any appraisal reduction amounts allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates or when a Control Termination Event is deemed to have occurred pursuant to the terms of the pooling and servicing agreement.

Consultation Termination Event
Will occur when no Class of the Class E, Class F and Class G certificates has an outstanding certificate principal amount, without regard to the allocation of any appraisal reduction amounts, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates or when a Consultation Termination Event is deemed to have occurred pursuant to the terms of the pooling and servicing agreement.

Control/Consultation Rights
So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to have consent and consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts).

So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a mortgage loan (other than an outside serviced mortgage loan) and will also have the right to notice and consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a mortgage loan (other than an outside serviced mortgage loan) subject to the servicing standard and other restrictions as described in the Free Writing Prospectus.

Following the occurrence and during the continuation of a Control Termination Event until the occurrence of a Consultation Termination Event, all of the rights of the Controlling Class Representative will terminate other than a right to consult with respect to the major decisions in which it previously had approval rights.  After the occurrence and during the continuation of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

Following the occurrence and during the continuation of a Consultation Termination Event, all rights of the Controlling Class Representative will terminate.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Control/Consultation Rights (continued)
If at any time that the current holder of the Controlling Class (or its designee) or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificate holder (or beneficial owner) of at least a majority of the controlling class by certificate principal amount and the certificate administrator has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate administrator receives either such notice.

With respect to the outside serviced loan combinations, the controlling class representative will have limited consultation rights, and the GSMS 2014-GC18 controlling class representative will have consultation, approval and direction rights, with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the outside serviced loan combinations, as provided for in the related co-lender agreements and in the GSMS 2014-GC18 pooling and servicing agreement, and as described under “Description of the Mortgage Pool—The Loan Combinations” in the Free Writing Prospectus.

Loan Combinations
The Newcastle Senior Housing Portfolio mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $101,195,816 and represents approximately 9.96% of the Initial Pool Balance, and has two related companion loans, each of which will be initially retained by GS Commercial Real Estate LP, and is expected to be contributed to one or more future securitization transactions, with an aggregate outstanding principal balance as of the Cut-off Date of $260,216,815. The Newcastle Senior Housing Portfolio companion loans are collectively referred to as a “serviced companion loan” and, together with the Newcastle Senior Housing Portfolio mortgage loan, the “serviced loan combination”.

The CityScape – East Office/Retail mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $85,000,000 and represents approximately 8.4% of the Initial Pool Balance, and has a related companion loan, which was contributed to the mortgage pool backing the GS Mortgage Securities Trust 2014-GC18, Commercial Mortgage Pass-Through Certificates, Series 2014-GC18 (referred to in this Term Sheet as the “GSMS 2014-GC18 securitization transaction”), with an outstanding principal balance as of the Cut-off Date of $100,000,000.

The 1500 Spring Garden mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $69,500,000 and represents approximately 6.8% of the Initial Pool Balance, and has a related companion loan, which was contributed to the GSMS 2014-GC18 securitization transaction, with an outstanding principal balance as of the Cut-off Date of $80,000,000.

Each of the CityScape – East Office/Retail mortgage loan and the 1500 Spring Garden mortgage loan is referred to in this Term Sheet as an “outside serviced mortgage loan”, and each outside serviced mortgage loan, together with the related companion loan, is referred to in this Term Sheet as an “outside serviced loan combination”.  The GSMS 2014-GC18 certificates were issued, and each outside serviced loan combination is being serviced, pursuant to the pooling and servicing agreement for the GSMS 2014-GC18 securitization transaction (referred to in this Term Sheet as the “GSMS 2014-GC18 pooling and servicing agreement”), pursuant to which Wells Fargo Bank, National Association is acting as master servicer and LNR Partners, LLC is acting as special servicer.  See “Description of the Mortgage Pool – The Loan Combinations” in the Free Writing Prospectus.

Accordingly, all decisions, consents, waivers, approvals and other actions on the part of the holders of the outside serviced mortgage loans and the related companion loans will be effected in accordance with the GSMS 2014-GC18 pooling and servicing agreement and the related co-lender agreements.  Consequently, the servicing provisions described in this Term Sheet will generally not be applicable to the outside serviced mortgage loans, but instead the servicing and administration of the outside serviced mortgage loans will be governed by the GSMS 2014-GC18 pooling and servicing agreement.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Servicing Standard
Each of the mortgage loans, excluding the outside serviced mortgage loans, will be serviced by the master servicer and the special servicer pursuant to the terms of the pooling and servicing agreement. The mortgage loans serviced pursuant to the pooling and servicing agreement are referred to in this Term Sheet as “serviced mortgage loans.” In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders (and, with respect to any serviced loan combination, the holder of any related serviced companion loan) as a collective whole as if such certificateholders (and/or the holder of any such serviced companion loan) constituted a single lender.  The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

 “Calculation Rate” means:

—    for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of Special Servicer
Prior to the occurrence and continuance of a Control Termination Event the special servicer (with respect to all of the serviced mortgage loans and the serviced loan combination) may be replaced at any time by the controlling class representative, upon satisfaction of certain conditions specified in the pooling and servicing agreement.

After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates) may request a vote to replace the special servicer with respect to the serviced mortgage loans and the serviced loan combination.  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class R certificates) , or (b) more than 50% of the voting rights of each class of Non-Reduced Certificates (as defined under “Certain Definitions” below) vote affirmatively to so replace (considering each class of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose).

At any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer (with respect to all of the serviced mortgage loans and the serviced loan combination) resulting in a solicitation of a certificateholder vote.  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of Non-Reduced Certificates (considering each class of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) vote affirmatively to so replace.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Servicing Compensation
Modification Fees: All fees resulting from modifications, amendments, waivers or any other changes to the terms of the mortgage loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related serviced mortgage loan or serviced loan combination, if applicable, (i.e. reimburse the trust for certain expenses including advances and interest on advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan (or serviced loan combination, if applicable) but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer.  Within any prior 12 month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan (or serviced loan combination, if applicable) will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan (or serviced loan combination, if applicable), and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan (or serviced loan combination, if applicable) or related REO property; provided, that if the serviced mortgage loan (or serviced loan combination, if applicable) ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan (or serviced loan combination, if applicable) ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan (or serviced loan combination, if applicable) ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced mortgage loan or serviced loan combination, if applicable (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust and, if applicable, the holder of the related serviced companion loan, the master servicer or special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related serviced mortgage loan (or serviced loan combination, if applicable), and any excess will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on the related mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each specially serviced mortgage loan and REO property (other than an outside serviced mortgage loan or any related REO Property), subject to a minimum liquidation fee of $25,000. For any corrected mortgage loan (other than an outside serviced mortgage loan), workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest on the related mortgage loan from the date such mortgage loan becomes a corrected mortgage loan through and including the then related maturity date (or such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest on the related mortgage loan from the date such mortgage loan becomes a corrected mortgage loan through and including the then related maturity date).

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related mortgage loan within 90 days of the maturity default.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Operating Advisor
Prior to the occurrence of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any final asset status report but will not have any approval or consultation rights.  After a Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

The operating advisor will be subject to termination if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote.  The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Deal Website
The certificate administrator will maintain a deal website including, but not limited to:
—  all special notices delivered
—  summaries of final asset status reports
—  all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates
—  an “Investor Q&A Forum” and a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.

■
“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 7 months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as stabilized” value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property.  For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

■
“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower.  The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■
“Hard Lockbox”: Means that the borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender. Hospitality, multifamily and manufactured community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■
“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-Reduced Certificates”: Each class of certificates (other than Class R or Class X certificates)(considering each class of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) that has an outstanding certificate principal amount as may be notionally reduced by any appraisal reduction amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■
“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■
“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, rooms, units or pads in the property that is owned by the related borrower.  In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or assumptions regarding the re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CERTAIN DEFINITIONS (continued)

■
“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by Moody’s, Fitch and DBRS that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates (or, with respect to a matter that affects the serviced loan combination, any class of securities backed by the related serviced companion loan). However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus.  See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: Means, with respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■
“Soft Lockbox”: Means that the related borrower is required to deposit or cause the property manager to deposit all rents collected into a lockbox account. Hospitality, multifamily and manufactured housing community properties are considered to have a soft lockbox if credit card receivables and cash or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■
“Soft Springing Lockbox”: Means that the related borrower is required to deposit, or cause the property manager to deposit, all rents collected into a lockbox account until the occurrence of an event of default under the loan documents or one or more specified trigger events, at which time the lockbox converts to a Hard Lockbox.

■
“Springing Lockbox”: Means a lockbox that is not currently in place, but the related loan documents require the imposition of a lockbox upon the occurrence of an event of default under the loan documents or one or more specified trigger events.

■
“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: Means the Terrorism Risk Insurance Program Reauthorization Act of 2007.

■	“TTM”: Means trailing twelve months.

■
“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■
“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items.  Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.  In determining rental revenue for multifamily rental and self storage properties, the related originator either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month periods.  With respect to the Newcastle Senior Housing Portfolio mortgage loan, which is subject to a master lease and the borrowers are only entitled to amounts payable under the master lease, the Underwritten Net Cash Flow is calculated based on the total revenue generated at the Newcastle Senior Housing Portfolio mortgaged properties. See “Newcastle Senior Housing Portfolio” in this Term Sheet. The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments, which, if ultimately proved erroneous, could cause the actual operating income for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CERTAIN DEFINITIONS (continued)
■
“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or loan combination, if applicable) adjusted for specific property, tenant and market considerations.  Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties. With respect to the Newcastle Senior Housing Portfolio mortgage loan, which is subject to a master lease and the borrowers are only entitled to amounts payable under the master lease, the Underwritten Net Operating Income is calculated based on the total revenue generated at the Newcastle Senior Housing Portfolio mortgaged properties. See “Newcastle Senior Housing Portfolio” in this Term Sheet.

■
“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, month-to-month leases (based on current rent roll and annualized), in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material, and in certain cases contractual rent increases generally within 13 months (or, in the case of the 335 West 16th Street mortgaged property, up to 89 months and in the case of the 6502 Grape Road mortgaged property, up to 117 months) past the Cut-off Date, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees.  In some cases the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out.  With respect to the Newcastle Senior Housing Portfolio mortgage loan, which is subject to a master lease and the borrowers are only entitled to amounts payable under the master lease, Underwritten Revenues are based on the total revenue generated at the Newcastle Senior Housing Portfolio mortgaged properties. See “Newcastle Senior Housing Portfolio” in this Term Sheet. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

NEWCASTLE SENIOR HOUSING PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

NEWCASTLE SENIOR HOUSING PORTFOLIO

CANADA
CARTIFACT
Seattle
WA
MT
ND
MN
Minneapolis
WI
SD
OR
ID
WY
NE
IA
MI
Chicago
Detroit
NY
VT
NH
ME
MA
Boston
New York
PA
Philadelphia
Washington DC
OH
IN
IL
Kansas City
St Louis
MO
KS
Denver
CO
Salt Lake City
UT
NV
San Francisco
CA
Las Vegas
AZ
Phoenix
Albuquerque
NM
OK
AR
TX
Fort Worth
San Antonio
Houston
LA
New Orleans
MS
AL
GA
Atlanta
SC
NC
VA
WV
KY
Nashville
TN
FL
Tampa
Miami
Los Angeles
PACIFIC OCEAN
ATLANTIC OCEAN
MEXICO
Gulf of Mexico

NEWCASTLE SENIOR HOUSING PORTFOLIO

	Property Name	Address	City	State	Zip Code
1	Orchid Terrace	4474 Butler Hill Road	St. Louis	Missouri	63128
2	Village Gate of Farmington	88 Scott Swamp Road	Farmington	Connecticut	06032
3	Lodge At Cold Spring	50 Cold Spring Road	Rocky Hill	Connecticut	06067
4	The Manor At Oakridge	4500 Oakhurst Boulevard	Susquehanna Township	Pennsylvania	17110
5	Durham Regent	3007 Pickett Road	Durham	North Carolina	27705
6	Dogwood Estates	2820 Wind River Lane	Denton	Texas	76210
7	Sheldon Oaks	2525 Cal Young Road	Eugene	Oregon	97401
8	Jordan Oaks	10820 Penny Road	Cary	North Carolina	27518
9	Sky Peaks	1520 Sky Valley Drive	Reno	Nevada	89523
10	The Westmont	1675 Scott Boulevard	Santa Clara	California	95050
11	Pinewood Hills	3901 Kirkpatrick Lane	Flower Mound	Texas	75028
12	Hidden Lakes	400 Madrona Avenue Southeast	Salem	Oregon	97302
13	Walnut Woods	35 North Walnut Street	Boyertown	Pennsylvania	19512
14	Oakwood Hills	4316 Oakwood Hills Parkway	Eau Claire	Wisconsin	54701
15	Madison Estates	8645 Fredericksburg Road	San Antonio	Texas	78240
16	Thornton Place	2901 Southwest Armstrong Avenue	Topeka	Kansas	66614
17	Whiterock Court	9215 White Rock Trail	Dallas	Texas	75238
18	The Bentley	3362 Forest Lane	Dallas	Texas	75234
19	Pueblo Regent	100 San Carlos Road	Pueblo	Colorado	81005
20	Vista De La Montana	18510 North Parkview Place	Surprise	Arizona	85374
21	Rock Creek	19295 Northwest Cornell Road	Hillsboro	Oregon	97124
22	Illahee Hills	8308 Colby Parkway	Urbandale	Iowa	50322
23	Palmer Hills	2617 Maplecrest Road	Bettendorf	Iowa	52722
24	Uffelman Estates	215 Uffelman Drive	Clarksville	Tennessee	37043
25	The Regent	440 Northwest Elks Drive	Corvallis	Oregon	97330
26	The Fountains At Hidden Lakes	250-352 Woodbridge Court Southeast	Salem	Oregon	97302

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

NEWCASTLE SENIOR HOUSING PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	26	Loan Seller	GSMC
Location (City/State)	Various	Cut-off Date Principal Balance(4)	$101,195,816
Property Type	Senior Housing	Cut-off Date Principal Balance per Unit(5)	$120,390.62
Size (Units)	3,002	Percentage of Initial Pool Balance	9.96%
Total Occupancy as of 10/31/2013	90.4%	Number of Related Mortgage Loans	None
Owned Occupancy as of 10/31/2013	90.4%	Type of Security	Fee Simple/Leasehold
Year Built / Latest Renovation	Various / NAP	Mortgage Rate(2)	4.9900%
Appraised Value(1)	$507,180,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Underwritten Revenues	$82,824,109
Underwritten Expenses	$44,693,250	Escrows
Underwritten Net Operating Income (NOI)	$38,130,859	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$37,152,207	Taxes	$0	$346,784
Cut-off Date LTV Ratio(1)	71.3%	Insurance	$189,009	$36,856
LTV Ratio at Maturity(1)	56.8%	Replacement Reserves(6)	$0	$81,564
DSCR Based on Underwritten NOI / NCF(2)(3)	1.59x / 1.55x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(3)	10.6% / 10.3%	Other(7)	$652,265	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$362,499,000	70.6%	Purchase Price	$505,656,938	98.5%
Principal’s New Cash Contribution	150,750,203	29.4	Closing Costs	6,750,991	1.3
			Reserves	841,274	0.2
Total Sources	$513,249,203	100.0%	Total Uses	$513,249,203	100.0%

(1)
Appraised Value represents the aggregate “leased fee” appraised values for the Newcastle Senior Housing Portfolio Properties and the Cut-off Date LTV Ratio and LTV Ratio at Maturity are calculated based on this value. The Cut-off Date LTV Ratio and LTV Ratio at Maturity calculated based on aggregate “fee simple” appraised value of $551,370,000 are 65.5% and 52.2%, respectively. See “—Appraisal” below.

(2)
The coupon for the Newcastle Senior Housing Portfolio Loan is 4.0000% from the origination date through January 5, 2019.  From and after January 6, 2019, the Newcastle Senior Housing Portfolio Loan coupon will be 4.9900%. The DSCR Based on Underwritten NOI / NCF is calculated based on the 4.99000% coupon rate. The DSCR Based on Underwritten NOI / NCF calculated based on the initial coupon rate of 4.0000% are 1.84x and 1.79x, respectively. See “Annex G—Newcastle Senior Housing Portfolio Loan Combination Amortization Schedule” in the Free Writing Prospectus.

(3)
The DSCR Based on Underwritten NOI / NCF and Debt Yield Based on Underwritten NOI / NCF are calculated based on the total revenue generated at the Newcastle Senior Housing Portfolio Properties. The DSCR (calculated based on the 4.9900% coupon) and Debt Yield based solely on the rent payable under the master lease are 1.37x and 9.1%, respectively. The borrowers are only entitled to amounts payable under the master lease. See “—Master Lease” below.

(4)
The Cut-off Date Balance of $101,195,816 represents the note A-1 of a $362,499,000 loan combination evidenced by multiple pari passu notes. One or more companion loans with an aggregate principal balance of $260,216,815 as of the Cut-off Date are held outside the Issuing Entity and are expected to be contributed to future securitizations.

(5)	Calculated based on the entire Newcastle Senior Housing Portfolio Loan combination.
(6)	Replacement reserves of $27.17 per unit, collected monthly. See “—Escrows” below.
(7)	Other reserve represents a deferred maintenance reserve. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Newcastle Senior Housing Portfolio Loan”) is part of a loan combination structure (the “Newcastle Senior Housing Portfolio Loan Combination”) comprised of multiple pari passu notes that are together secured by first mortgages encumbering 26 independent living facilities with multiple residents located in 14 states (collectively, the “Newcastle Senior Housing Portfolio Properties”).  The Newcastle Senior Housing Portfolio Loan (evidenced by Note A-1), which will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $101,195,816 and represents approximately 9.96% of the Initial Pool Balance, and the related companion loans (the “Newcastle Senior Housing Portfolio Companion Loans”) (evidenced by multiple pari passu notes), which will be initially retained by GS Commercial Real Estate LP and are expected to be contributed to one or more future securitization transactions, have an aggregate outstanding principal balance as of the Cut-off Date of $260,216,815.  The Newcastle Senior Housing Portfolio Loan Combination was originated by GS Commercial Real Estate LP on December 23, 2013 and the Newcastle Senior Housing Portfolio Loan will be acquired by Goldman Sachs Mortgage Company on or prior to the securitization Closing Date.  The Newcastle Senior Housing Portfolio Loan Combination has an original principal balance of $362,499,000 and each note has an initial interest rate of 4.0000% per annum that increases to 4.9900% per annum beginning January 6, 2019.  The borrowers utilized the proceeds of the Newcastle Senior Housing Portfolio Loan Combination to acquire the Newcastle Senior Housing Portfolio Properties from subsidiaries of Harvest Facility Holdings LP, (d/b/a Holiday Retirement Corp.) (“Holiday”), via a sale-leaseback transaction. NCT Master Tenant II LLC, an affiliate of Holiday, has entered into a triple net master lease, described under “—Master Lease” below, to lease the Newcastle Senior Housing Portfolio Properties from the borrowers.  The Newcastle Senior Housing Portfolio Loan Combination will be serviced under the CGCMT 2014-GC19 pooling and servicing agreement.  See “Description of the Mortgage Pool—The Loan Combinations” in the Free Writing Prospectus for more information regarding the co-lender agreement that governs the relative rights of the holders of the Newcastle Senior Housing Portfolio Loan and the Newcastle Senior Housing Portfolio Companion Loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

NEWCASTLE SENIOR HOUSING PORTFOLIO

The Newcastle Senior Housing Portfolio Loan had an initial term of 120 months and has a remaining term of 118 months. The Newcastle Senior Housing Portfolio Loan requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule (see “Annex G—Newcastle Senior Housing Portfolio Loan Combination Amortization Schedule” in the Free Writing Prospectus).  The scheduled maturity date is the due date in January 2024. The Newcastle Senior Housing Portfolio Loan Combination may be voluntarily prepaid in whole or in part on any date after June 23, 2014, with the payment of a yield maintenance premium of no less than 1% of the amount prepaid.  On or after the due date occurring in October 2023, the borrowers will be permitted to prepay Newcastle Senior Housing Portfolio Loan Combination without payment of any yield maintenance premium.

■
Master Lease. The borrowers have entered into a triple net master lease (the “Newcastle Senior Housing Portfolio Master Lease”) with NCT Master Tenant II LLC (an affiliate of Holiday), that covers each of the Newcastle Senior Housing Portfolio Properties.  The master tenant has fully subordinated the Newcastle Senior Housing Portfolio Master Lease to the Newcastle Senior Housing Portfolio Loan Combination pursuant to a subordination, non-disturbance and attornment agreement. The initial aggregate annual rent under the Newcastle Senior Housing Portfolio Master Lease is $32,867,701.  The annual base rent will increase on January 1 of each year as follows: (i) for 2015 through 2017, by 4.5% of the annual base rent for the prior year and (ii) for 2018 through the final year of the Newcastle Senior Housing Portfolio Master Lease, by the product of (a) the annual base rent for the prior year and (b) the lesser of (1) 3.75% and (2) the greater of 3.50% and the percentage increase in the Consumer Price Index (calculated using the average Consumer Price Index for the 6 months prior to the date of determination over the average Consumer Price Index for the 6 months prior to January 1, 2018) during the period commencing on January 1, 2018 and ending on December 30 of the calendar year immediately preceding the date of such base rent increase.  The Newcastle Senior Housing Portfolio Master Lease has a 17-year term. Upon expiration of the Newcastle Senior Housing Portfolio Master Lease, the master tenant will not have a purchase option.

Year	Master Lease Base Rent(1)
2014	$32,867,701

2015	$34,346,748

2016	$35,892,351

2017	$37,507,507

2018 and Thereafter
The base rent for the previous year, plus the product of (i) base rent for the previous year, multiplied by (ii) the lesser of (x) 3.75% and (y) the greater of (1) 3.50% and (2) the CPI increase (6 month trailing CPI over average CPI published for the 6 months ending January 1, 2018).

(1)	As may be reduced pursuant to releases and described under “–Release of Collateral” below.

The master tenant has deposited $21,911,801 with the borrowers as a security deposit for the performance of the master tenant of the provisions of the Newcastle Senior Housing Portfolio Master Lease.  This amount has not been pledged to the lender to secure the Newcastle Senior Housing Portfolio Loan Combination. During the continuation of an event of default under the Newcastle Senior Housing Portfolio Master Lease, the borrowers may use the security deposit to satisfy any outstanding obligation of the master tenant under the Newcastle Senior Housing Portfolio Master Lease.  The master tenant is required to replenish the security deposit by paying to the borrowers an amount equal to any portion of the security deposit expended or applied by the borrowers. The security deposit was not pledged by the borrowers as collateral for the Newcastle Senior Housing Portfolio Loan Combination.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

NEWCASTLE SENIOR HOUSING PORTFOLIO

In addition, if the lease coverage ratio (i.e., the ratio of (x) net operating income (as defined in the Newcastle Senior Portfolio Master Lease) for the Newcastle Senior Housing Portfolio Properties in the aggregate to (y) the base rent under the Newcastle Senior Portfolio Master Lease) for the trailing twelve-month period falls below (i) 1.00x, from and after the quarter ending December 31, 2014 through the quarter ending December 31, 2018, (ii) 1.05x, from and after the quarter ending March 31, 2019 through the quarter ending December 31, 2023, (iii) 1.10x, from and after the quarter ending March 31, 2024 through the quarter ending December 31, 2028, or (iv) 1.15x, from and after the quarter ending March 31, 2029 through each following quarter, then the master tenant will be required to deposit with the borrowers an amount (“Ratio Shortfall Deposits”) sufficient to achieve the applicable lease coverage ratio, which amount will be placed in escrow as described under “—Escrows” below.  The Ratio Shortfall Deposits may be released back to the master tenant upon delivery of an officer’s certificate which reflects compliance with the lease coverage ratio requirements described above for two consecutive quarters.

The guarantor of the master tenant’s obligations under the Newcastle Senior Housing Portfolio Master Lease is Holiday AL Holdings LP.  The guarantor’s failure to comply with certain obligations under the guaranty beyond any applicable cure periods or meet certain minimum financial requirements, among other things, will constitute an event of default under the Newcastle Senior Housing Portfolio Master Lease.

Upon an event of default under the Newcastle Senior Housing Portfolio Master Lease, the borrowers will have the right to terminate the Newcastle Senior Housing Portfolio Master Lease, subject to the master tenant’s 10-day cure period after notice of such termination.  However, if the event of default only relates to one or more single Newcastle Senior Housing Portfolio Properties, then the borrowers may only terminate the Newcastle Senior Housing Portfolio Master Lease with respect to the affected Newcastle Senior Housing Portfolio Properties; provided that, if the Newcastle Senior Housing Portfolio Master Lease has already been terminated with respect to at least two Newcastle Senior Housing Portfolio Properties, then the borrowers may terminate the entire Newcastle Senior Housing Portfolio Master Lease.  If the Newcastle Senior Housing Portfolio Master Lease is terminated with respect to any single Newcastle Senior Housing Portfolio Property, then the borrowers will be required to re-lease that Newcastle Senior Housing Portfolio Property within 90 days, among other conditions, (i) to a tenant that is an affiliate of the Newcastle Senior Housing Portfolio Master Lease guarantor or any acceptable replacement guarantor that satisfies the requirements in the loan documents, or satisfies the financial covenants set forth in the guaranty of the Master Lease, or any other person approved by the lender, in each case, subject to a Rating Agency Confirmation, (ii) pursuant to a lease that is either in substantially the same form and substance as the Newcastle Senior Housing Portfolio Master Lease or on a commercially reasonable form (provided any differences do not result in a material adverse effect on the financial condition of the borrowers, the ability of the borrowers to perform their material obligations under the loan documents or the rights and remedies of the lender under the loan documents and are limited to modifications that are permitted in accordance with the loan documents) and (iii) the replacement lease is guaranteed by a guarantor that meets certain financial requirements specified in the Newcastle Senior Housing Portfolio Master Lease for which Rating Agency Confirmation has been obtained (clauses (i), (ii) and (iii), together with certain other conditions contained in the loan documents, collectively, the “Re-Lease Requirements”), subject to rent at least equal to the rent allocated to such Newcastle Senior Housing Portfolio Property under the Newcastle Senior Housing Portfolio Master Lease as of the origination date (subject to annual escalations as if the rent had been increased annually at the lower of the increase for CPI and 2% per annum).  In addition, the borrowers have the right to cure any event of default under the Newcastle Senior Housing Portfolio Master Lease.

An event of default under the Newcastle Senior Housing Portfolio Master Lease will constitute an event of default under the Newcastle Senior Housing Loan Combination, unless, within 90 days, (i) such event of default is cured, (ii) if such event of default relates to one or more (but not all) of the Newcastle Senior Housing Portfolio Properties, then the borrowers re-lease the related Newcastle Senior Housing Property or Properties in accordance with the Re-Lease Requirements, subject to rent at least equal to the rent allocated to such Newcastle Senior Housing Portfolio Property or Properties under the Newcastle Senior Housing Portfolio Master Lease as of the origination date (subject to annual escalations as if the rent had been increased annually at the lower of the increase for CPI and 2% per annum) or (iii) in the case of any other event of default, then the borrowers re-lease all of the Newcastle Senior Housing Portfolio Properties in accordance with the Re-Lease Requirements.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

NEWCASTLE SENIOR HOUSING PORTFOLIO

In addition to the re-leasing of a Newcastle Senior Housing Portfolio Property after an event of default under the Newcastle Senior Housing Master Lease, the borrowers may release one or more Newcastle Senior Housing Portfolio Properties from the Newcastle Senior Housing Portfolio Master Lease absent an event of default under the Newcastle Senior Housing Portfolio Loan if such Newcastle Senior Housing Portfolio Property or Properties are re-leased in accordance with the Re-Lease Requirements, subject to rent at least equal to the rent allocated to such Newcastle Senior Housing Portfolio Property or Properties under the Newcastle Senior Housing Portfolio Master Lease as of the origination date subject to annual escalations as if the rent had been increased annually at the lower of the increase for CPI and 2% per annum.

A Newcastle Senior Housing Portfolio Property may only be released from the Newcastle Senior Housing Portfolio Master Lease in connection with a casualty or condemnation, a release as described under “—Release of Collateral” below, or in connection with a re-leasing as set forth above.

Each Newcastle Senior Housing Portfolio Property is further subleased from the master tenant to a subtenant pursuant to a sublease, each dated December 23, 2013.  Each subtenant is a subsidiary of the Master Tenant.

■
The Mortgaged Properties.  The Newcastle Senior Housing Portfolio Properties consist of 26 independent living facilities across 14 states totaling 3,002 units, which were constructed between 1983 and 2006. The Newcastle Senior Housing Portfolio Properties are age-restricted rental properties that provide residents, as part of their monthly fee, with access to meals and other services such as housekeeping, linen service, transportation and social/recreational activities. All of the Newcastle Senior Housing Portfolio Properties are 100% private pay and do not have healthcare licenses.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

NEWCASTLE SENIOR HOUSING PORTFOLIO

The following table presents certain information relating to the Newcastle Senior Housing Portfolio Properties:

Property Name	City	State	Allocated Cut- off Date Loan Amount	% Allocated Cut-off Date Loan Amount	Total Units	Occupancy(1)	Initial Master Lease Base Rent	Underwritten NCF(2)	Underwritten NCF $ per Unit(2)
Orchid Terrace	St. Louis	MO	$5,786,267	5.7%	117	94.0%	$1,884,468	$2,235,289	$19,105
Village Gate of Farmington	Farmington	CT	5,746,361	5.7	164	88.4%	1,870,034	2,198,214	13,404
Lodge At Cold Spring	Rocky Hill	CT	5,546,835	5.5	112	86.6%	1,807,426	1,847,158	16,492
The Manor At Oakridge	Susquehanna Township	PA	5,327,356	5.3	115	90.4%	1,737,497	1,495,475	13,004
Durham Regent	Durham	NC	5,267,498	5.2	123	95.1%	1,717,292	1,916,569	15,582
Dogwood Estates	Denton	TX	5,147,782	5.1	118	89.0%	1,673,850	1,719,255	14,570
Sheldon Oaks	Eugene	OR	4,808,587	4.8	111	92.8%	1,565,785	1,687,999	15,207
Jordan Oaks	Cary	NC	4,788,634	4.7	117	95.7%	1,562,892	1,802,377	15,405
Sky Peaks	Reno	NV	4,629,013	4.6	121	86.0%	1,506,079	1,501,065	12,405
The Westmont	Santa Clara	CA	4,509,297	4.5	137	94.9%	1,466,014	1,855,126	13,541
Pinewood Hills	Flower Mound	TX	4,369,629	4.3	117	92.3%	1,424,063	1,696,350	14,499
Hidden Lakes	Salem	OR	4,090,292	4.0	135	92.6%	1,279,858	1,521,449	11,270
Walnut Woods	Boyertown	PA	3,830,908	3.8	113	93.8%	1,246,509	1,482,103	13,116
Oakwood Hills	Eau Claire	WI	3,781,026	3.7	116	87.9%	1,231,550	1,609,028	13,871
Madison Estates	San Antonio	TX	3,691,239	3.6	160	86.9%	1,201,417	1,462,259	9,139
Thornton Place	Topeka	KS	3,232,328	3.2	121	87.6%	1,050,226	1,088,705	8,998
Whiterock Court	Dallas	TX	3,192,423	3.2	117	98.3%	1,037,021	1,506,637	12,877
The Bentley	Dallas	TX	3,172,470	3.1	118	91.5%	1,034,571	1,584,885	13,431
Pueblo Regent	Pueblo	CO	3,012,849	3.0	99	89.9%	978,927	972,836	9,827
Vista De La Montana	Surprise	AZ	2,933,039	2.9	115	83.5%	958,132	798,356	6,942
Rock Creek	Hillsboro	OR	2,893,133	2.9	110	95.5%	941,741	1,095,451	9,959
Illahee Hills	Urbandale	IA	2,773,417	2.7	109	84.4%	902,842	934,316	8,572
Palmer Hills	Bettendorf	IA	2,693,607	2.7	106	78.3%	875,401	888,499	8,382
Uffelman Estates	Clarksville	TN	2,434,222	2.4	109	85.3%	762,868	776,221	7,121
The Regent	Corvallis	OR	1,955,359	1.9	84	98.8%	635,677	882,131	10,502
The Fountains At Hidden Lakes	Salem	OR	1,582,245	1.6	38	100.0%	515,561	594,452	15,643
Total Portfolio			$101,195,816	100.0%	3,002	90.4%	$32,867,701	$37,152,207	$12,376

(1)	Occupancy as of 10/31/2013.
(2)
Underwritten NCF represents amounts payable by residents to the master tenant. These amounts will not be paid to the borrowers while the master lease is in place as the borrowers are only entitled to amounts payable as rent under the Newcastle Senior Housing Portfolio Master Lease as indicated in the Initial Master Lease Base Rent column.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

NEWCASTLE SENIOR HOUSING PORTFOLIO

The following table presents certain information relating to the units and rent at the Newcastle Senior Housing Portfolio Properties:
Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit(1)	Monthly Actual Rent per Unit(2)	Underwritten Monthly Rent(3)	Underwritten Annual Rent(3)
Studio	990	427	$2,127	$1,966	$1,761,474	$21,137,687
1 Bedroom	1,522	586	2,685	2,600	3,598,958	43,187,502
Cottage 1 Bedroom	13	680	2,625	2,503	32,545	390,540
Garden Suite 1 Bedroom	6	724	2,657	2,655	13,274	159,288
2 Bedroom	394	943	3,522	3,543	1,208,178	14,498,131
Cottage 2 Bedroom	49	1,073	2,699	2,684	131,509	1,578,102
Garden Suite 2 Bedroom	12	1,050	2,986	3,067	33,735	404,820
3 Bedroom	1	1,009	3,500	2,995	2,995	35,940
Cottage 3 Bedroom	15	1,379	2,775	2,662	39,925	479,100
Total / Wtd. Avg.	3,002	595	$2,608	$2,513	$6,822,592	$81,871,109

(1)	Calculated using data provided in the appraisals. Averages are calculated off of number of occupied units.
(2)	As provided by the borrowers.
(3)
Underwritten monthly rent and underwritten annual rent represents amounts payable by residents to the master tenant. These amounts will not be paid to the borrowers while the master lease is in place as the borrowers are only entitled to amounts payable as rent under the Newcastle Senior Housing Portfolio Master Lease.

The following table presents certain information relating to historical leasing at the Newcastle Senior Housing Portfolio Properties:

Historical Leased %
	2011(1)(2)	2012(1)	As of 10/31/2013
Total Unit Count	2,871	2,955	3,002
Physical Occupancy	82.1%	85.7%	90.4%

(1)	Total weighted average occupancy for each respective year and represents occupancy by residents. The Newcastle Senior Housing Portfolio Properties are 100% leased to the master tenant.
(2)	2011 figures exclude The Regent Property (acquired in 2012).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

NEWCASTLE SENIOR HOUSING PORTFOLIO

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Newcastle Senior Housing Portfolio Properties:

Cash Flow Analysis(1)

				T3 Annualized		Underwritten
	2011(2)	2012	TTM 10/31/2013	10/31/2013	Underwritten(3)	$ per Unit
Resident Fees	$69,577,760	$76,230,639	$79,261,803	$81,293,649	$90,624,288	$30,188
Vacancy Loss	0	0	0	0	(8,753,178)	(2,916)
Concessions	(5,938,629)	(3,538,802)	(1,433,523)	(1,180,865)	(1,180,865)	(393)
Less Bad Debt-Fees	(305,452)	(458,107)	(297,168)	(84,505)	(416,202)	(139)
Less Bad Debt-VA	(443,867)	(284,171)	(184,531)	65,387	0	0
Net Resident Fee Income	$62,889,812	$71,949,560	$77,346,581	$80,093,667	$80,274,043	$26,740
Other Income	394,317	393,883	439,029	488,084	488,084	163
Community Fees	2,751,939	2,485,940	1,982,450	2,061,982	2,061,982	687
Effective Gross Revenue	$66,036,068	$74,829,383	$79,768,061	$82,643,733	$82,824,109	$27,590

Real Estate Taxes	$4,233,939	$4,571,936	$4,651,963	$3,765,233	$4,717,850	$1,572
Insurance	462,577	724,256	799,527	826,112	647,285	216
Utilities	4,682,667	4,660,053	4,862,615	5,057,697	5,032,807	1,676
Housekeeping	1,956,518	2,054,560	2,062,837	2,134,790	2,135,036	711
Resident Relations	1,284,052	1,375,339	1,370,878	1,429,161	1,418,858	473
Repairs & Maintenance	3,153,388	3,157,982	3,263,246	3,704,643	3,377,459	1,125
Food Services	9,373,632	10,190,113	10,433,232	10,768,067	10,798,395	3,597
Employee Benefits	4,196,351	4,540,671	4,564,524	4,342,513	4,724,282	1,574
Administrative Expenses	4,957,788	5,093,240	5,041,807	5,417,335	5,218,270	1,738
Marketing	2,109,751	2,236,251	2,397,877	2,937,080	2,481,802	827
Management Fee	3,301,803	3,741,469	3,988,403	4,132,187	4,141,205	1,379
Total Operating Expenses	$39,712,466	$42,345,869	$43,436,908	$44,514,817	$44,693,250	$14,888

Net Operating Income	$26,323,602	$32,483,514	$36,331,153	$38,128,915	$38,130,859	$12,702
Replacement Reserves	935,946	963,330	972,214	978,652	978,652	326
Net Cash Flow	$25,387,656	$31,520,184	$35,358,940	$37,150,263	$37,152,207	$12,376

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	2011 financials excludes The Regent Property (acquired in 2012).
(3)
Underwritten cash flow based on actual rental revenue net of loss to lease for occupied units from the 10/31/2013 rent rolls plus vacant units at the average in-place rent net of loss to lease for each unit type at each Newcastle Senior Housing Portfolio Property (9.6% of the Newcastle Senior Housing Portfolio as of the 10/31/2013 rent roll). The underwritten cash flow represents amounts payable by residents to the master tenant. These amounts will not be paid to the borrowers while the Master Lease is in place as the borrowers are only entitled to amounts payable as rent under the Newcastle Senior Housing Portfolio Master Lease. The net cash flow based solely on the rent payable under the Master Lease is $32,867,701 and the DSCR calculated based on this value and the 4.9900% coupon is 1.37x.

■
Ground Leases.  The Westmont property was ground leased to Harvest Westmont Retirement Residence LLC (which is not a borrower under the Newcastle Senior Housing Portfolio Loan Combination) by Masonic Hall Corporation of Santa Clara and the interest of the ground lessee thereunder was subsequently assigned to NIC 13 The Westmont Owner LLC.  At the origination of the Newcastle Senior Housing Portfolio Loan Combination, Masonic Hall Corporation of Santa Clara entered into an agreement providing the lender with customary leasehold mortgage protections with respect to the ground lease.  The ground lease expires December 31, 2086.  The annual rent under the ground lease is $5,000.

The Lodge at Cold Spring property was ground leased to Rocky Hill Retirement Residence LLC (which is not a borrower under the Newcastle Senior Housing Portfolio Loan Combination) by Rocky Hill Holdings LLC, each of which are affiliates of Holiday, and the interest of the ground lessee thereunder was subsequently assigned to NIC 13 Lodge at Cold Spring Owner LLC.  At the origination of the Newcastle Senior Housing Portfolio Loan Combination, Rocky Hills Holdings LLC entered into an agreement providing the lender with customary leasehold mortgage protections with respect to the ground lease.  The ground lease expires December 31, 2095.  The annual rent under the ground lease is $100, plus applicable costs for shared access roads and real property taxes.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

NEWCASTLE SENIOR HOUSING PORTFOLIO

■	Appraisal. According to the appraisals, the Newcastle Senior Housing Portfolio Properties had an aggregate “leased fee” appraised value of $507,180,000 as of December 31, 2013.

■
Environmental Matters.  According to a Phase I environmental report, dated December 16, 2013, the Village Gate of Farmington property contains a 1,000 gallon underground storage tank for which tank tightness testing data was not available and the Phase I recommended that a tank tightness test should be performed to ensure the structural integrity of the tank. The test was completed and no further action is necessary. According to the remaining Phase I environmental reports, dated December 16, 2013 and December 17, 2013, there are no recognized environmental conditions or recommendations for further action other than a recommendation for (a) additional radon gas testing to be conducted under controlled conditions at the Illahee Hills property, the Sky Peaks property, the Uffelman Estates property and the Vista De La Montana property, (b) evidence of mold and moisture observed at the Illahee Hills property and the Whiterock Court property to be remedied by properly trained building maintenance staff and the source of the moisture to be remedied, (c) approximately one inch of water affecting approximately 600 SF at the Madison Estates property to be addressed by a restoration company and the source of the moisture to be addressed to prevent future mold problems and (d) an asbestos operations and maintenance (O&M) plan at the Whiterock Court property.

■
The Borrowers.  The borrowers are 26 Delaware limited liability companies, each of which is a single-purpose, single-asset entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Newcastle Senior Housing Portfolio Loan Combination. Newcastle Investment Corp. is the non-recourse carveout guarantor under the Newcastle Senior Housing Portfolio Loan Combination.

■
Escrows. At origination, out of proceeds from the Newcastle Senior Housing Portfolio Loan Combination, the borrowers funded (i) an escrow reserve in the amount of $189,009 in respect of insurance premiums and (ii) a deferred maintenance reserve in the amount of $652,265. On each due date, the borrowers will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve-month period and (ii) a capital expenditure reserve in an amount equal to $27.17 per residential unit in the Newcastle Senior Housing Portfolio Properties, in each case only to the extent such amounts are not remitted by the master tenant under the Newcastle Senior Housing Portfolio Master Lease as described in the next paragraph.  In addition, the borrowers will be required to remit Ratio Shortfall Deposits (as described under “—Master Lease” above) to the lender to be held as additional collateral for the Newcastle Senior Housing Portfolio Loan Combination until such amount is required to be remitted to the master tenant under the Newcastle Senior Housing Portfolio Master Lease.

In addition, on each due date, the master tenant will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve-month period and (ii) a capital expenditure reserve in an amount equal to $27.17 per residential unit in the Newcastle Senior Housing Portfolio Properties.

■
Cash Management.The Newcastle Senior Housing Portfolio Loan Combination requires a cash management account that is structured like a hard lockbox, which is already in place.  The loan documents require the borrowers to direct the master tenant to pay all amounts required to be paid or funded to the borrowers under the Newcastle Senior Housing Portfolio Master Lease directly to a lender-controlled cash management account.  The loan documents also require that all revenues received by the borrowers be deposited into the cash management account within two business days after receipt.

On each business day, other than during a Newcastle Senior Housing Portfolio Trigger Period or an event of default under the Newcastle Senior Housing Portfolio Loan Combination, all amounts on deposit in the cash management account in excess of the amounts required to be paid to or reserved with the lender on the next due date will be swept into a borrower-controlled operating account.  On each due date during which no Newcastle Senior Housing Portfolio Trigger Period or event of default is continuing, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and required reserves, be swept into the operating account.  On each due date during a Newcastle Senior Housing Portfolio Trigger Period, the loan documents require that all amounts on deposit in the cash management account be used to pay debt service and required reserves, and all remaining amounts will be reserved in an excess cash flow reserve

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

NEWCASTLE SENIOR HOUSING PORTFOLIO

account.  During the continuance of an event of default under the Newcastle Senior Housing Portfolio Loan Combination, the lender may apply all funds on deposit in any of the accounts consisting collateral for the Newcastle Senior Housing Portfolio Loan Combination to amounts payable under the Newcastle Senior Housing Portfolio Loan Combination and/or toward the payment of expenses of the Newcastle Senior Housing Portfolio Properties, in such order of priority as the lender may determine.

A “Newcastle Senior Housing Portfolio Trigger Period” means the period (i) commencing as of the conclusion of any twelve-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the loan documents) is less than 1.05x, and ending at the conclusion of the second fiscal quarter for which the debt service coverage ratio for the trailing twelve-month period is equal to or greater than 1.05x; or (ii) commencing upon the master tenant’s failure to deliver certain financial reports pursuant to the Newcastle Senior Housing Portfolio Master Lease and ending when such financial reports are delivered.

■
Property Management.  Each Newcastle Senior Housing Portfolio Property is managed by Holiday AL Management Sub LLC, each pursuant to a separate management agreement between the property manager and the applicable subtenant.  Under the loan documents, each Newcastle Senior Housing Portfolio Property must remain managed by (i) Holiday AL Management Sub LLC, (ii) any tenant under, or guarantor of, the Newcastle Senior Housing Portfolio Master Lease, or any affiliate of such tenant or guarantor that (a) is a reputable and experienced professional manager of senior housing communities and, collectively with its affiliates, owns, operates or manages at least 20 senior housing communities (excluding the Newcastle Senior Housing Portfolio Property and other property acquired by affiliates of the non-recourse carveout guarantor on the origination date) and (b) does not have a chief executive officer, chief financial officer, chief operating officer or chief compliance officer or any person holding a reasonably equivalent position that has been convicted of a felony relating to the ownership or operation of senior housing facilities, fraud or embezzlement or (iii) any other manager of senior housing communities that is approved by the lender in its sole discretion (which approval may be deemed after certain notice periods) and with respect to which the lender has received Rating Agency Confirmation.

■
Release of Collateral. Other than in connection with a casualty or condemnation event, provided no event of default is then continuing under the Newcastle Senior Housing Portfolio Loan Combination, at any time after June 23, 2014, the borrowers may voluntarily obtain the release of one or more of the Newcastle Senior Housing Portfolio Properties from the liens of the loan documents, subject to the satisfaction of certain conditions set forth in the loan documents, including among others: (i) prepayment in an amount equal to or greater than 125% of the allocated loan amount for each Newcastle Senior Housing Portfolio Property being released, (ii) payment of a yield maintenance premium of no less than 1% of the amount prepaid if such release occurs prior to the due date occurring in October 2023, (iii) after giving effect to the release, the debt service coverage ratio as calculated under the loan agreement for the remaining Newcastle Senior Housing Portfolio Properties for the twelve-month period preceding the end of the most recent fiscal quarter is no less than the greater of (a) 1.42x and (b) the debt service coverage ratio immediately prior to the release, (iv) the released Newcastle Senior Housing Portfolio Property may no longer be subject to the Newcastle Senior Housing Portfolio Master Lease and the rent under the Newcastle Senior Housing Portfolio Master Lease may not be reduced by an amount that is in excess of the allocated property rent for such Newcastle Senior Housing Property and (v) delivery of a REMIC opinion.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

NEWCASTLE SENIOR HOUSING PORTFOLIO

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Newcastle Senior Housing Portfolio Properties, plus twelve months of rental loss and/or business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers will be required to carry terrorism insurance throughout the term of the Newcastle Senior Housing Portfolio Loan Combination as described in the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either such case, terrorism insurance may not have a deductible in excess of $100,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for Newcastle Senior Housing Portfolio Properties are separately allocated to Newcastle Senior Housing Portfolio Properties and that certain other requirements are satisfied. Under the Newcastle Senior Housing Portfolio Master Lease, if requested by the borrowers, the master tenant is required to comply with insurance requirements imposed on the Newcastle Senior Housing Portfolio Properties, provided such requirements are customary in the industry for properties similar to the Newcastle Senior Housing Portfolio Properties in the same general areas in which the Newcastle Senior Housing Portfolio Properties are located, are customarily required by institutional lenders, are commercially reasonable and consistent with industry standards at the applicable time, and such insurance is available at commercially reasonable rates. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CITYSCAPE - EAST OFFICE/RETAIL

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CITYSCAPE - EAST OFFICE/RETAIL

Washington St
Par Exsalonce
DESIGNER DISTRICT
URBAN OUTFITTERS
charming CHARLIE
Alliance Bank
Vitamin T
OFFICE TOWER
PEDESTRIAN BRIDGE
FIVE GUYS
La Crêpe Nanou
LUCKY STRIKE
CVS/pharmacy
1st Ave
Central Ave
Silk Sushi
PALOMAR
Stand Up Live
Tilted Kilt
ARROGANT BUTCHER
MAIN ENTRANCE
1st St
Jefferson St
+/-240-Room Boutique Hotel (Palomar) Over Retail (Not a Part)
Site Boundary

Washington St
PARKING
Chipotle
DESIGNER DISTRICT
URBAN OUTFITTERS
Central Ave
charming CHARLIE
Alliance Bank
Yogurt Time
OFFICE TOWER
Jos. A. Bank
PEDESTRIAN BRIDGE
PEDESTRIAN BRIDGE
FIVE GUYS
verizon wireless
West of So-Ho
LUCKY STRIKE
CVS/pharmacy
1st Ave
Chloe's CORNER
Stand Up Live
copper blues
PALOMAR
LUSTRE
Tilted Kilt
ARROGANT BUTCHER
MAIN ENTRANCE
1st St
Jefferson St
+/-240-Room Boutique Hotel (Palomar) Over Retail (Not a Part)
Site Boundary

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CITYSCAPE - EAST OFFICE/RETAIL

Phoenix
CityScape - East Office/Retail
1 East Washington Street
Phoenix, AZ 85004
Property Types
Office
Retail
Hotel & Club
Cultural & Entertainment
Civic & Institutional
Educational Facilities
Medical
Religious
Prominent Residential
Residential
Parking
Transit
Development
Industrial
Unknown
CARTIFACT
Westward Ho Senior Housing
The Met Apartments
Alta Lofts
Holiday Inn Express
ASU Student Center
Civic Space Park
Walter Cronkite School of Journalism
Taylor Place
College of Nursing
AMC Movie Theater
YMCA
The Y at ASU
University Center
Ramada Hotel
Sheraton Phoenix Downtown Hotel
Translational Genomics Research Institute
Health Sciences Education Building
Smith Group
Two
Arizona Center
Arizona Biomedical Collaborative
Valley Metro's Central Station
Phoenix Transit Center
Freeport-McMoRan Tower
Downtown Technology Exchange
Arizona Republic
One
Phoenix Union High School District
W FILLMORE ST
E FILLMORE ST
W VAN BUREN ST
E VAN BUREN ST
W MONROE ST
E MONROE ST
W ADAMS ST
W WASHINGTON ST
E WASHINGTON ST
W JEFFERSON ST
E JEFFERSON ST
W MADISON ST
W JACKSON ST
E JACKSON ST
W LINCOLN ST
W GRANT ST
N 5TH AVE
N 4TH AVE
N 3RD AVE
N 2ND AVE
N 1ST AVE
N CENTRAL AVE
N 1ST ST
N 2ND ST
N 3RD ST
N 5TH ST
N 7TH ST
S 4TH AVE
S 3RD AVE
S 1ST AVE
S CENTRAL AVE
S 1ST ST
S 2ND ST
S 3RD ST
S 5TH ST
S 7TH ST
First Presbyterian Church
Federal Building
Security Building
44 Monroe Hotel
San Carlos
Chase Center
Chase Parking Garage
Herberger Theater
Saint Mary's Basilica
Roman Catholic Diocese of Phoenix
Arizona State University Downtown Campus
CenturyLink Building
One 11 Plaza
US Bank Center
Hyatt Regency Phoenix
Convention Center West
Phoenix Civic Plaza
AT&T Building
Orpheum Lofts
Renaissance Hotel
Comerica Theater
Phoenix Municipal Court
Orpheum Theater
City Hall
Wells Fargo Bank
Rennaissance Square
One North Central
Museo Chicano
Symphony Hall
Arizona Science Center
City Hall Parking Garage
City Council
Ceasar Chavez Plaza
Old City Hall
CityScape
Hotel Palomar
Lot 23
Collier Center
Convention Center
Maricopa County Administration Building
Maricopa County Government Center
Luhrs City Center
U.S. Airways Center
Rock & Roll Hall of Fame
Chase Field
4th Avenue Jail
Madison Street Jail
Maricopa County South Building
Union Station
Sun City West
Peoria
Glendale
Scottsdale
Fountain Hills
Paradise Valley
Phoenix
Tolleson
Tempe
Mesa
Guadalupe
Gilbert
Chandler
Ahwatukee
Sun Lakes

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CITYSCAPE - EAST OFFICE/RETAIL

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Phoenix, Arizona	Cut-off Date Principal Balance(1)		$85,000,000
Property Type	Mixed Use	Cut-off Date Principal Balance per SF(2)		$288.19
Size (SF)	641,935	Percentage of Initial Pool Balance		8.4%
Total Occupancy as of 9/30/2013	95.5%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/30/2013	95.5%	Type of Security		Leasehold
Year Built / Latest Renovation	2007-2010 / NAP	Mortgage Rate		4.9100%
Appraised Value	$274,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
Underwritten Revenues	$23,129,972
Underwritten Expenses	$5,964,787	Escrows
Underwritten Net Operating Income (NOI)	$17,165,185		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$15,792,105	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	67.5%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	59.6%	Replacement Reserves	$0	$10,699
DSCR Based on Underwritten NOI / NCF(2)	1.46x / 1.34x	TI/LC(3)	$1,815,789	$0
Debt Yield Based on Underwritten NOI / NCF(2)	9.3% / 8.5%	Other(4)	$1,021,092	$240,876(5)

Sources and Uses(2)
Sources	$	%	Uses	$	%
Loan Amount	$185,000,000	87.6%	Loan Payoff	$192,951,243	91.3%
Subordinate Debt	25,000,000	11.8	Principal Equity Distribution	12,495,189	5.9
Other Sources	1,225,000	0.6	Reserves	2,836,881	1.3
			Other Uses	1,841,714	0.9
			Closing Costs	1,099,974	0.5
Total Sources	$211,225,000	100.0%	Total Uses	$211,225,000	100.0%

(1)
The Cut-off Date Balance of $85,000,000 represents the non-controlling Note A-2 and non-controlling Note A-3 of a $185,000,000 loan combination evidenced by three pari passu notes.  The companion loan, Note A-1, in the principal amount of $100,000,000 as of the Cut-off Date, is held outside the Issuing Entity and was contributed to the GSMS 2014-GC18 transaction.

(2)	Calculated based on the CityScape – East Office/Retail Loan Combination.
(3)	The TI/LC reserve is capped at $6,500,000. See “—Escrows” below for monthly deposits of TI/LC reserve commencing on the due date in February 2015.
(4)
The other upfront reserve of $1,021,092 represents an upfront ground rent reserve ($859,967), a monthly ground rent reserve ($83,876), an upfront New Market Tax Credit reserve ($157,000), a monthly New Market Tax Credit reserve ($157,000) and an upfront deferred maintenance reserve ($4,125).  The monthly ground rent reserve ($83,876) also includes a reserve for the borrower’s portion of an Enhanced Municipal Services District (EMSD) assessment. See “—Escrows” below.

(5)	The monthly New Market Tax Credit reserve ($157,000) payment will be collected from February 1, 2014 to October 1, 2016.

■
The Mortgage Loan.  The mortgage loan (the “CityScape – East Office/Retail Loan”) is part of a loan combination structure (the “CityScape – East Office/Retail Loan Combination”) comprised of three pari passu notes that are together secured by a first mortgage encumbering (i) the borrower’s leasehold interest in an office building with retail and a five-level, subterranean parking garage and (ii) the borrower’s subleasehold interest in 600 bays in an adjacent retail parking structure (collectively, the “CityScape – East Office/Retail Property”).  The CityScape – East Office/Retail Loan (evidenced by note A-2 and note A-3), which will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $85,000,000 and represents approximately 8.4% of the Initial Pool Balance.  The related companion loan (the “CityScape – East Office/Retail Companion Loan”) (evidenced by note A-1) is held outside the Issuing Entity.  Note A-1, which was contributed to the GSMS 2014-GC18 transaction, has an outstanding principal balance as of the Cut-off Date of $100,000,000. The CityScape – East Office/Retail Loan Combination was originated on December 24, 2013 by Citigroup Global Markets Realty Corp.  The CityScape – East Office/Retail Loan Combination had an original principal balance of $185,000,000 and each note has an interest rate of 4.9100% per annum.  The proceeds of the CityScape – East Office/Retail Loan Combination were primarily used to refinance existing debt on the CityScape – East Office/Retail Property, set up reserves in connection with the CityScape – East Office/Retail Loan Combination, pay closing costs and return equity to the borrower sponsor. The CityScape – East Office/Retail Loan Combination is serviced under the GSMS 2014-GC18 pooling and servicing agreement. See “Description of the Mortgage Pool—The Loan Combinations” for more information regarding the co-lender agreement that governs the relative rights of the holders of the CityScape – East Office/Retail Loan and the CityScape – East Office/Retail Companion Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CITYSCAPE - EAST OFFICE/RETAIL

The CityScape – East Office/Retail Loan had an initial term of 120 months, has a remaining term of 118 months as of the Cut-off Date and requires interest-only payments on each due date through and including the due date occurring in January 2017 and thereafter requires payments of interest and principal based on a 30-year amortization schedule.  The scheduled maturity date of the CityScape – East Office/Retail Loan is January 1, 2024 (subject to a five day grace period).  At any time after the second anniversary of the securitization closing date, the CityScape – East Office/Retail Loan Combination may be voluntarily prepaid in whole (but not in part) provided that the borrower will be required to pay a prepayment premium equal to the greater of (x) a yield maintenance premium and (y) an amount equal to 1% of the principal amount being prepaid, if such prepayment occurs prior to the due date occurring in October 2023.  On or after the due date occurring in October 2023, the borrower will be permitted to prepay the CityScape – East Office/Retail Loan in whole (but not in part) without incurring a prepayment premium or penalty.

■
The Mortgaged Property.  The CityScape – East Office/Retail Property is a portion of a mixed-use development campus that spans three city blocks (Blocks 22, 23 and 77) in Phoenix, Arizona.  The CityScape – East Office/Retail Property comprises a portion of Block 22 only.  Block 22 includes a 250-room Kimpton managed, Hotel Palomar, a 224-unit multifamily project and an additional 97,000 SF of retail space with parking; the additional parking is part of Block 77.  The aforementioned properties, within the mixed-use development, are not part of the collateral for the CityScape – East Office/Retail Loan, except that the CityScape – East Office/Retail borrower subleases a portion of the parking garage located on Block 77, which subleased parking spaces comprise a part of the collateral for the CityScape – East Office/Retail Loan.  The CityScape – East Office/Retail Property which serves as collateral for the CityScape – East Office/Retail Loan consists of a 641,935 SF, 28-story, Class A office building which includes 77,009 SF of retail and a five-level, subterranean parking garage located in the central business district of Phoenix, Arizona.  The CityScape – East Office/Retail Property is situated on a 2.05 acre parcel with frontage along Jefferson Street, South 1st Street, Central Avenue and Washington Street and includes a five-level, subterranean parking garage that contains, according to the appraisal for the CityScape – East Office/Retail Property, 1,236 parking spaces, of which 797 parking spaces are allocated to the CityScape – East Office/Retail Property with the remaining spaces being allocated to the Hotel Palomar and the multifamily project.

The retail portion of the CityScape – East Office/Retail Property is part of a retail destination with approximately 174,009 SF of on-site retail amenities, including a brand new, well-appointed, Gold’s Gym, The Arrogant Butcher, Tilted Kilt, a day spa and a variety of quick-serve restaurants and regional entertainment venues such as Stand Up Live comedy club and Lucky Strike Bowling and Billiards.  The CityScape – East Office/Retail Property is located in the center of the Phoenix business district. The CityScape – East Office/Retail Property is within a couple of blocks of both the US Airways Center and Chase Field, as well as within walking distance to all of downtown Phoenix’s office towers and courthouses. Washington Street provides access to the site from Interstate 10, located approximately two miles to the east, and from the Phoenix Sky Harbor Airport, located approximately five miles to the east. Access from Interstate 10 is also available via North 1st Avenue. Jefferson Street provides access from Interstate 17, located approximately two miles to the west. Parking for the CityScape – East Office/Retail Property, is available in the five-level subterranean garage which has 1,236 spaces allocated to Block 22, with 797 spaces allocated to the CityScape – East Retail/Office Property, 150 stalls allocated to the Hotel Palomar, and 289 stalls allocated to the CityScape Residences multifamily development.  In addition to the parking subleased by the borrower, there is additional parking available at the West garage (Block 77), which some of the office tenants at the CityScape – East Office/Retail Property have leased that is not part of the CityScape – East Office/Retail Property. As of September 30, 2013, the Total Occupancy was 95.5%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CITYSCAPE - EAST OFFICE/RETAIL

The following table presents certain information relating to the tenants at the CityScape – East Office/Retail Property:

Ten Largest Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
United Healthcare Services(2)	A- / A3 / A	107,558	16.8%	$3,656,972	17.5%	$34.00	8/31/2018	3, 3- or 5-year options
Squire Sanders (US) LLP(3)	NR / NR / NR	73,962	11.5	2,855,496	13.7	38.61	8/31/2021	2, 5-year options
Polsinelli Shughart PC	NR / NR / NR	68,994	10.7	2,414,790	11.6	35.00	3/31/2021	2, 3-year options
Jennings Strouss & Salmon	NR / NR / NR	55,203	8.6	2,014,910	9.7	36.50	12/31/2026	2, 5-year options
Gust Rosenfeld	NR / NR / NR	42,336	6.6	1,609,615	7.7	38.02	5/31/2021	2, 5-year options
Western Alliance Bank f/k/a Alliance Bank of Arizona	NR / NR / NR	44,558	6.9	1,493,573	7.2	33.52	10/31/2020	2, 5-year options
Ballard Spahr LLP(4)	NR / NR / NR	34,447	5.4	1,222,869	5.9	35.50	12/31/2020	2, 5-year options
Regus Corporation(5)	NR / NR / NR	28,783	4.5	863,490	4.1	30.00	12/31/2017	1, 5-year option
Gold’s Gym	NR / NR / NR	25,545	4.0	740,805	3.5	29.00	7/31/2020	2, 5-year options
RED Development(6)	NR / NR / NR	16,127	2.5	588,636	2.8	36.50	5/31/2015	1, 5-year option
Ten Largest Tenants		497,513	77.5%	$17,461,154	83.7%	$35.10
Remaining Tenants		115,646	18.0	3,410,916	16.3	29.49
Vacant		28,776	4.5	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		641,935	100.0%	$20,872,071	100.0%	$34.04

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Tenant may terminate any or all of the space, effective 12/31/2016, provided the surrendered space is all space occupied on any given floor, with 12-months notice and a surrender fee of approximately $3,513,310.

(3)
Tenant has the right to reduce up to 12,000 SF effective 5/14/2015 with 12-months notice and payment of any unamortized rent concessions and TI/LCs. As of 9/11/2013, 13,070 square feet of GLA leased by Squire Sanders LLP has been subleased to Western Alliance Bank.

(4)	Tenant has the right to reduce to no less than 35,000 SF effective 3/31/2016 with 12-months notice and payment of any unamortized rent concessions and TI/LCs.
(5)	Tenant or landlord has the right to terminate the conference center space with 30-days notice.
(6)
Tenant has the right to terminate its lease if the CityScape – East Office/Retail property manager or leasing manager is terminated for cause or if the managers voluntarily terminate the management agreement.  This requires 60-days notice with the termination effective in 180 days.  The tenant also has the right to terminate at any time after it exercises its renewal option.

The following table presents the lease rollover schedule at the CityScape – East Office/Retail Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent (2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	41,401	6.4	6.4%	1,140,192	5.5	27.54	4
2016	9,123	1.4	7.9%	345,989	1.7	37.92	2
2017	30,007	4.7	12.5%	901,434	4.3	30.04	2
2018	127,185	19.8	32.4%	4,203,996	20.1	33.05	3
2019	10,574	1.6	34.0%	376,010	1.8	35.56	2
2020	104,550	16.3	50.3%	3,457,246	16.6	33.07	3
2021	225,016	35.1	85.3%	8,157,865	39.1	36.25	8
2022	6,234	1.0	86.3%	121,234	0.6	19.45	2
2023	3,866	0.6	86.9%	153,195	0.7	39.63	1
2024	0	0.0	86.9%	0	0.0	0.00	0
2025 & Thereafter	55,203	8.6	95.5%	2,014,910	9.7	36.50	1
Vacant	28,776	4.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	641,935	100.0%		$20,872,071	100.0%	$34.04	28

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)
UW Base Rent includes contractual rent steps through May 31, 2014.  UW Base Rent includes the present value of contractual rent steps (discounted at an 8.5% discount rate) pursuant to Squire Sanders’ and Fidelity National Title Insurance’s leases.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CITYSCAPE - EAST OFFICE/RETAIL

The following table presents certain information relating to historical leasing at the CityScape – East Office/Retail Property:

Historical Leased %(1)
	2011	2012	As of 9/30/2013
Owned Space	88.7%	93.6%	95.5%

(1)	As provided by the borrower which reflects average occupancy for the specified year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the CityScape – East Office/Retail Property:

Cash Flow Analysis(1)
	2011	2012	TTM 9/30/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$8,135,989	$13,777,903	$16,592,872	$18,546,375	$28.89
Contractual Rent Steps	0	0	0	2,325,696	3.62
Gross Up Vacancy	0	0	0	1,113,370	1.73
Total Rent	$8,135,989	$13,777,903	$16,592,872	$21,985,441	$34.25
Total Reimbursables	543,661	919,371	1,183,998	1,771,003	2.76
Parking Income(3)	(437,153)	374,375	436,754	385,036	0.60
Other Income(4)	93,096	257,711	304,375	304,375	0.47
Less Vacancy & Credit Loss	(292,729)	(48,181)	(42,180)	(1,315,882)	(2.05)
Effective Gross Income	$8,042,864	$15,281,179	$18,475,819	$23,129,972	$36.03

Total Operating Expenses	$4,177,310	$4,957,871	$4,993,396	$5,964,787	$9.29

Net Operating Income	$3,865,554	$10,323,308	$13,482,423	$17,165,185	$26.74
TI/LC	0	0	0	1,244,693	1.94
Capital Expenditures	0	0	0	128,387	0.20
Net Cash Flow	$3,865,554	$10,323,308	$13,482,423	$15,792,105	$24.60

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
UW Base Rent includes contractual rent steps through May 31, 2014.  UW Base Rent includes the present value of contractual rent steps (discounted at an 8.5% discount rate) pursuant to Squire Sanders’ and Fidelity National Title Insurance’s leases.

(3)	Parking income is shown net of parking expenses.
(4)	Other Income includes marketing fund contributions from the retail tenants and other miscellaneous income sources.

■	Appraisal. According to the appraisal, the CityScape – East Office/Retail Property had an “as-is” appraised value of $274,000,000 as of an effective date of October 2, 2013.

■
Environmental Matters.  Based on a Phase I environmental report dated October 9, 2013, the environmental consultant did not identify evidence of a recognized environmental condition at the CityScape – East Office/Retail Property.

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Market Overview and Competition.  The CityScape – East Office/Retail Property is located in the downtown section of the central business district of Phoenix, Arizona with frontage along Jefferson Street, South 1st Street, Central Avenue and Washington Street.  The CityScape – East Office/Retail Property is in close proximity to various office towers, courthouses, major transportation arteries and Phoenix Sky Harbor Airport.

According to the appraisal, the CityScape – East Office/Retail Property is located within the downtown Phoenix submarket.  As of August 2013, the downtown office market consisted of 8.8 million SF comprised of 137 buildings with a total vacancy rate for office buildings of 14.6% and an average gross rental rate of $25.08 per SF.  Year-to-date positive net absorption was 35,547 SF through August 2013.  Within the downtown Phoenix office market, there is approximately 4.8 million SF of Class A office product, within 11 buildings, including the CityScape – East Office/Retail Property, which reported a direct vacancy rate of 12.8%, an average gross rental rate of $29.10 per SF and negative net absorption of 501 SF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CITYSCAPE - EAST OFFICE/RETAIL

According to the appraisal, as of August 2013, the Phoenix retail market totaled 165.8 million SF with a 12.9% vacancy rate and an average net rental rate of $14.09 per SF.  Absorption has been positive since 2011, with a total of approximately 1.8 million SF of positive absorption in 2013, leading to a decline in vacancy from 14.3% in 2011 to the current rate of 12.9%.  Based on a subset of Class A retail product, five properties including the CityScape – East Office/Retail Property, totaling 1.3 million SF, had a vacancy rate of 6%.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the CityScape – East Office/Retail Property:

Office Lease Comparables(1)(2)
	CityScape – East Office/Retail	Tower at 1 N Central	Collier Center	One Renaissance Square	24th at Camelback I & II	Max at Kierland	Camelback Esplanade
Year Built	2007-2010	2001	2001	1987	2010	2008	1990
Total NRA	641,935	409,889	567,163	492,116	609,310	258,312	1,140,800
Total Occupancy	96%	96%	76%	79%	85%	98%	64%
Quoted Rent Rate per SF	$32.00-$35.00	$26.00-$28.00	$27.00-$30.00	$26.00-$31.00	$27.00-$30.00	$28.00-$32.00	$28.00-$32.00

(1)	Certain lease comparables shown in the above table may be renewals.
(2)	Source: Appraisal.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the CityScape – East Office/Retail Property:

Office Sales Comparables(1)
Property Name	City	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price per SF	Occupancy
Anthem Marketplace	Anthem	June 2013	2000	113,293	$22,700,000	$200.37	90%
Kierland Village	Scottsdale	April 2013	2001	116,809	$25,350,000	$217.02	98%
Lake Pleasant Pavilion	Peoria	May 2012	2007	179,557	$41,750,000	$232.52	86%
Scottsdale Horizon	Scottsdale	July 2012	1996	154,766	$38,000,000	$245.53	95%
Grayhawk Plaza	Scottsdale	July 2012	2001	147,084	$36,855,000	$250.57	95%
Oracle Wetmore	Tucson	November 2012	2011	80,155	$29,500,000	$368.04	90%
Lincoln Village	Scottsdale	November 2012	1979	71,142	$38,712,500	$544.16	100%

(1)	Source: Appraisal.

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The Borrower.  The borrower is RED CityScape Development, LLC, a single member Delaware limited liability company organized as a single-purpose, single-asset, recycled entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the CityScape – East Office/Retail Loan Combination.  Red Consolidated Holdings, LLC is the non-recourse carveout guarantor of the CityScape – East Office/Retail Loan Combination.

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Escrows.  At origination, the borrower funded aggregate reserves of $2,836,881 with respect to the CityScape – East Office/Retail Property, comprised of: (i) $1,815,789 for certain unfunded obligations of the borrower (including, without limitation, obligations related to tenant improvements), (ii) $4,125 for deferred maintenance, (iii) $859,967 for ground rent (including payments of assessments due in connection with the CityScape – East Office/Retail Property being located within the City of Phoenix’s Enhanced Municipal Services District), and (iv) $157,000 for New Market Tax Credit reserve to be applied to the repayment of the outstanding principal amount of the NMTC C-1 Note on November 3, 2016 as described under “Existing Unsecured Debt” below.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CITYSCAPE - EAST OFFICE/RETAIL

On each monthly due date, the borrower is required to fund the following reserves with respect to the CityScape – East Office/Retail Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay real estate taxes and assessments over the then succeeding twelve month period; (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period (unless a blanket or umbrella insurance policy is approved by the lender and the lender waives such insurance reserve account); (iii) a replacement reserve in the amount of $10,699; (iv) a ground rent reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay rent owed under the ground lease over the then succeeding twelve month period (including payments of assessments due in connection with the CityScape – East Office/Retail Property being located within the City of Phoenix’s Enhanced Municipal Services District); (v) a New Market Tax Credit reserve in the amount of $157,000 to be applied to the repayment of the outstanding principal amount of the NMTC C-1 Note on November 3, 2016 as described under “Existing Unsecured Debt” below; (vi) a tenant improvement/leasing commission reserve (“TI/LC Reserve”) in the following amounts: (a) from the monthly due date of the CityScape – East Office/Retail Loan occurring in February 2014 to and including the monthly due date occurring in January 2015, an amount equal to $0; (b) on each monthly due date commencing in February 2015 to and including the monthly due date occurring in January 2019, an amount equal to $53,495; and (c) on each monthly due date commencing in February 2019 to but excluding the maturity date of the CityScape East Office/Retail Loan, an amount equal to $106,989, provided, however, that borrower is not required to make a deposit into the TI/LC Reserve on any monthly due date that the amount then on deposit in the TI/LC Reserve account equals or exceeds $6,500,000, and (vii) during a Specified Tenant Trigger Period, in order to cure such Specified Tenant Trigger Period, borrower may deposit an amount equal to $35 per square foot of such Specified Tenant’s space into a Specified Tenant reserve, which amounts are to be disbursed to the borrower to reimburse for tenant improvement and leasing commission costs incurred in connection with the releasing of the Specified Tenant’s space.

In addition, on each monthly due date during a CityScape – East Office/Retail Trigger Period, the borrower is required to deposit (or cause to be deposited) (x) into an operating expense account with the lender or the servicer an amount equal to the aggregate amount of approved operating expenses and approved extraordinary expenses for such month, and (y) into an excess cash flow account with the lender or the servicer (the “CityScape – East Office/Retail Excess Cash Flow Reserve”) any and all remaining excess cash flow generated by the CityScape – East Office/Retail Property (to be held as additional collateral for the CityScape – East Office/Retail Loan) after (i) payment of debt service due on such monthly due date, (ii) all required reserve deposits described above due on such monthly due date, (iii) the deposit to the operating expense account described above due on such monthly due date, (iv) payment of debt service due on the CityScape – East Office/Retail Mezzanine Loan as described under “Mezzanine or Subordinate Indebtedness” below, and (v) payment of any other sums due and owing under the related loan documents.

A “Specified Tenant” means each of (i) United Healthcare Services, Inc., (ii) Polsinelli Shughart PC, and (iii) Squire Sanders (US) LLP and/or any sublessee of any Specified Tenant that occupies at any time at least 5% of the premises demised to the Specified Tenant as of the closing date of the CityScape – East Office/Retail Loan, as applicable, but excluding the portion of the premises demised pursuant to the Squire Sanders (US) LLP lease which are subleased to Western Alliance Bank f/k/a Alliance Bank of Arizona as of the closing date of the CityScape – East Office/Retail Loan.

“Specified Tenant Cure Conditions” means each of (i) the applicable Specified Tenant has cured all defaults under its lease and is paying full, unabated rent, (ii) the applicable Specified Tenant is in actual, physical occupancy of its space (or the applicable portion thereof) and is paying full, unabated rent, (iii) the applicable Specified Tenant has revoked or rescinded all termination or cancellation notices with respect to its lease, has reaffirmed its lease as being in full force and effect, and is paying full, unabated rent, (iv) in the event the Specified Tenant Trigger Period is due to the applicable Specified Tenant’s failure to extend or renew its lease in accordance with clause (v) of the definition of Specified Tenant Trigger Period, the applicable Specified Tenant has renewed or extended its lease in accordance with the terms of the loan documents for at least five years and is paying full, unabated rent, and (v) with respect to any bankruptcy or insolvency proceeding involving the

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CITYSCAPE - EAST OFFICE/RETAIL

applicable Specified Tenant, the applicable Specified Tenant is no longer insolvent or bankrupt and has affirmed its lease pursuant to an order of a court of competent jurisdiction, and is paying full, unabated rent.

A “Specified Tenant Extension Deadline” means the earlier of (i) the date occurring one year prior to the expiration of the applicable term of the applicable Specified Tenant’s lease or (ii) the last day set forth in the applicable Specified Tenant lease for the effective exercise of the option to extend or renew the term of the applicable Specified Tenant lease.

A “CityScape – East Office/Retail Trigger Period” means a period (A) commencing upon the earliest to occur of (i) the occurrence and continuance of an event of default under the CityScape – East Office/Retail Loan, (ii) the debt service coverage ratio (as calculated under the loan documents) being less than 1.20x, and (iii) the occurrence of a Specified Tenant Trigger Period and (B) expiring upon (x) with regard to any CityScape – East Office/Retail Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, (y) with regard to any CityScape – East Office/Retail Trigger Period commenced in connection with clause (ii) above, the date on which the debt service coverage ratio (as calculated under the loan documents) is equal to or greater than 1.25x for two consecutive calendar quarters, and (z) with regard to any CityScape – East Office/Retail Trigger Period commenced in connection with clause (iii) above, a Specified Tenant Trigger Period ceasing to exist, in each case, so long as no other CityScape – East Office/Retail Trigger Period then exists.

Notwithstanding the foregoing, a CityScape – East Office/Retail Trigger Period will not be deemed to (i) commence at any time prior to July 1, 2014 with regard to events described in clauses (A)(ii) and (A)(iii) of the definition of CityScape – East Office/Retail Trigger Period and (ii) expire in the event that a CityScape – East Office/Retail Trigger Period then exists for any other reason.

A “Specified Tenant Trigger Period” means a period (A) commencing upon the earliest to occur of (i) the Specified Tenant being in default under its lease beyond applicable notice and cure periods, (ii) the Specified Tenant giving notice that it is terminating its lease for all or any portion of its space in excess of one full floor (approximately 22,988 SF of gross leasable area), (iii) any termination or cancellation of the Specified Tenant lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant lease failing to otherwise be in full force and effect, (iv) any bankruptcy or similar insolvency of the Specified Tenant and (v) the Specified Tenant failing to extend or renew the applicable Specified Tenant lease on or prior to the applicable Specified Tenant Extension Deadline in accordance with the applicable terms and conditions set forth in the loan documents for the applicable renewal term; and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender (which such evidence must include, without limitation, a duly executed estoppel certificate from the Specified Tenant, in form and substance acceptable to the lender) of (i) the satisfaction of the Specified Tenant Cure Conditions, (ii) the borrower leasing all of the Specified Tenant space in accordance with the terms and conditions of the loan documents pursuant to one or more replacement leases, with the replacement tenant(s) under such replacement lease(s) paying the full amount of rent due under such replacement lease(s), or (iii) when the amount on deposit in the Specified Tenant reserve equals $35 per square foot of the applicable Specified Tenant space.

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Lockbox and Cash Management.  The borrower is required to deposit all rent into a lender controlled lockbox account on each business day during the term of the CityScape – East Office/Retail Loan.  So long as a CityScape – East Office/Retail Trigger Period is not then in effect, all funds in the lockbox account will be remitted on each business day to the borrower’s operating account.  Upon the first occurrence of a CityScape – East Office/Retail Trigger Period, the lender, on the borrower’s behalf, will establish an eligible cash management account with the lender or the servicer.  If a CityScape – East Office/Retail Trigger Period has occurred and is continuing, all funds in the lockbox account will be transferred on each business day to the cash management account, and the lender will apply funds on deposit in the cash management account to pay debt service and fund required reserves in accordance with the loan documents.  During the continuance of an event of default under the CityScape – East Office/Retail Loan, the lender may apply any funds in the cash management account to amounts payable under the CityScape – East Office/Retail Loan and/or toward the payment of expenses of the CityScape – East Office/Retail Property, in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CITYSCAPE - EAST OFFICE/RETAIL

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Property Management.  The CityScape – East Office/Retail Property is currently managed by RED Property Management, LLC.  RED Property Management, LLC is an affiliate of the borrower.  The management fee of up to three percent of rents from the CityScape – East Office/Retail Property payable to RED Property Management, LLC is subordinated to the CityScape – East Office/Retail Loan Combination.  Under the loan documents, the CityScape – East Office/Retail Property may be managed by a manager for which Rating Agency Confirmation has been obtained. The lender has the right to require that the borrower terminate the management agreement and replace the manager (i) during an event of default by the borrower under the CityScape – East Office/Retail Loan Combination, after taking into account any applicable notice and cure periods, (ii) upon the filing of a bankruptcy petition or the occurrence of a similar event with respect to the manager, and/or (iii) if the manager is in default under the management agreement beyond any applicable notice and cure period.

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Mezzanine or Subordinate Indebtedness.  Simultaneously with the closing of the CityScape – East Office/Retail Loan, NMTC 22 CityScape, LLC (“NMTC CityScape”), the holder of 100% of the direct interests in the borrower, incurred a mezzanine loan in the original principal amount of $25,000,000 (the “CityScape – East Office/Retail Mezzanine Loan”). The lender under the CityScape – East Office/Retail Mezzanine Loan on the closing date of the CityScape – East Office/Retail Mezzanine Loan was GV Cityscape Mezz Lender, LLC, an affiliate of GEM Realty Managers V, L.P.  The CityScape – East Office/Retail Mezzanine Loan has a maturity date of January 1, 2024 and bears interest at a fixed rate of interest of 11.5% from the closing date of the CityScape – East Office/Retail Mezzanine Loan to 12/31/2018 and thereafter at a fixed rate of interest equal to 13.5% from 1/1/2019 to the maturity date of the CityScape – East Office/Retail Mezzanine Loan.  In the event that excess cash flow from the CityScape – East Office/Retail Property is insufficient to pay interest on the CityScape – East Office/Retail Mezzanine Loan in excess of 7%, the failure of the mezzanine borrower under the CityScape – East Office/Retail Mezzanine Loan to pay interest in excess of 7% will not constitute an event of default under the CityScape – East Office/Retail Mezzanine Loan nor will such unpaid excess accrue.  The CityScape – East Office/Retail Mezzanine Loan documents prohibit the borrower under the CityScape – East Office/Retail Mezzanine Loan from prepaying the CityScape – East Office/Retail Mezzanine Loan unless the CityScape – East Office/Retail Loan Combination has been prepaid in full or is simultaneously prepaid in full with the CityScape – East Office/Retail Mezzanine Loan.  The holder of the CityScape – East Office/Retail Mezzanine Loan and the lender executed and delivered an intercreditor agreement simultaneously with the origination of the CityScape – East Office/Retail Loan Combination.

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Existing Unsecured Debt. In addition to the CityScape – East Office/Retail Mezzanine Loan, in connection with the development of the CityScape – East Office/Retail Property and the adjacent properties ground leased by affiliates of the related borrower and pursuant to new market tax credit procedures, NMTC CityScape, incurred on November 4, 2009 additional financing of which two new-market tax credit notes remain outstanding, one in the principal amount of $5,338,000 (“NMTC C-1 Note”) and the other in the principal amount of $14,462,000 (“NMTC C-2 Note”). NMTC C-1 Note bears interest at a fixed rate of interest equal to 3.6% and interest thereon is paid quarterly. NMTC C-1 Note is beneficially owned by an unaffiliated third party. NMTC C-2 Note bears interest at a fixed rate of interest equal to 1.0% and interest thereon is paid quarterly. NMTC C-2 Note is beneficially owned by an affiliate of NMTC CityScape. Both NMTC C-1 Note and NMTC C-2 Note mature on November 3, 2016. Neither NMTC C-1 Note nor NMTC C-2 Note is secured by a pledge of the equity interests in the borrower but only a pledge of the cash distributions from the CityScape – East Office/Retail Property to NMTC CityScape. Each of the NMTC C-1 Note and the NMTC C-2 Note is subordinate by its terms to the CityScape – East Office/Retail Loan Combination. The CityScape – East Office/Retail Loan Combination is collecting a monthly reserve to be applied to the payment in full of NMTC C-1 Note on the maturity date thereof.

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Ground Lease. The CityScape – East Office/Retail Loan Combination is secured by a first mortgage encumbering the borrower’s leasehold interest in two ground leases, one of which leases the surface and air related to the CityScape – East Office/Retail Property to borrower and the other of which leases the sub-surface related to the CityScape – East Office/Retail Property to borrower.  As of the origination of the CityScape – East Office/Retail Loan, the fee interest under the ground leases was not encumbered by a mortgage.  The fee owner pursuant to both ground leases is the City of Phoenix, Arizona.  The surface and air ground lease has an initial maturity date of October 31, 2067 and may be extended by the borrower for three additional five-year periods.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CITYSCAPE - EAST OFFICE/RETAIL

Pursuant to the surface and air ground lease, the borrower may exercise at any time, including after the occurrence of an event of default under the surface and air ground lease (provided that borrower has cured any monetary default under the surface and air ground lease), the option to purchase the fee title to the ground leased premises for $5,000.   The sub-surface ground lease has an initial maturity date of not earlier than February 28, 2070, and may be extended by the borrower for three additional five-year periods. In addition, the borrower may exercise the option to purchase the fee title to the sub-surface ground leased premises for $5,000 at any time in or after March 2035, including after the occurrence of an event of default under the ground lease (provided that borrower has cured any monetary default under the sub-surface ground lease).

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GPLET Program.  The CityScape – East Office/Retail Property is subject to the two aforementioned ground leases with the City of Phoenix in order to facilitate the Government Property Lease Excise Tax (“GPLET”) real estate tax abatement program.  Under the GPLET program, the CityScape – East Office/Retail Property is assessed an excise tax in lieu of the assessment of ad valorem or other leasehold or real property taxes.  Furthermore, CityScape – East Office/Retail Property is subject to a total abatement of GPLET excise taxes for the first eight years following issuance of a final shell certificate of occupancy (or its equivalent) by the City of Phoenix as to buildings constructed pursuant to such ground leases (expiring in February 2018).  Thereafter, the CityScape – East Office/Retail Property will be assessed excise taxes at a flat rate for years nine through ten of approximately $1,304,658.  During years 11 through 20, the tax obligation then decreases to 80% of such amount, and then during years 21 through 30, the tax obligation decreases to 60% of such amount, decreasing every ten years thereafter by 20% until the obligation reaches zero at the end of year 50.  The borrower maintains the option to purchase the fee interest in the office/retail component of the CityScape – East Office/Retail Property at any time for $5,000, and the option to purchase the fee interest in the underground parking garage for $5,000 in or after March 2035. If either option to purchase is exercised, the applicable portion purchased would no longer be enrolled in the GPLET program and would be subject to the full assessment of real estate taxes. The subleasehold interest in the adjacent parking structure is not, however, subject to an option to purchase by the borrower.

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Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the CityScape – East Office/Retail Property, plus eighteen (18) months of business interruption coverage.” See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

1500 SPRING GARDEN

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

1500 SPRING GARDEN

1500 Spring Garden
1500 Spring Garden Street
Philadelphia, PA 19130
Philadelphia
VINE STREET EXPY
CHINATOWN
The Pennsylvania Convention Center
City Hall
CENTER CITY
RITTENHOUSE ROW
The Barnes Museum
Franklin Institute
Logan Square
National Constitution Center
The Gallery at Market East
Centre Square
Rittenhouse Square
Washington Square Park
Franklin Square
SPRING GARDEN ST
CALLOWHILL ST
RACE ST
ARCH ST
MARKET ST
CHESTNUT ST
WALNUT ST
LOCUST ST
SPRUCE ST
PINE ST
LOMBARD ST
SOUTH ST
BRAINBRIDGE ST
FITZWATER ST
CATHARINE ST
CHRISTIAN ST
FAIRMOUNT AVE
WALLACE ST
MT VERNON ST
GREEN ST
BRANDYWINE ST
HAMILTON ST
CHERRY ST
JOHN F KENNEDY BLVD
FILBERT ST
RIDGE AVE
Property Types
Office
Retail
Hotel & Club
Cultural & Entertainment
Civic & Institutional
Educational Facilities
Medical
Religious
Prominent Residential
Residential
Parking
Transit
Development
Industrial
Unknown
CARTIFACT.
Boyertown
Doylestown
Harleysville
PENNSYLVANIA
Trenton
Phoenixville
Norristown
Willow Grove
Levittown
Bristol
Chester Springs
Malvern
Wayne
Cheltenham
West Chester
Rose Tree
Philadelphia
Mt. Holly
Chester
Medford
Voorhees
NEW JERSEY
DELAWARE
Wilmington
Berlin
Gloucester Township
Shamong
Glassboro
Pilesgrove

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

1500 SPRING GARDEN

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Philadelphia, Pennsylvania	Cut-off Date Principal Balance(3)		$69,500,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)		$139.96
Size (SF)	1,068,125	Percentage of Initial Pool Balance		6.8%
Total Occupancy as of 8/31/2013	87.5%	Number of Related Mortgage Loans		None
Owned Occupancy as of 8/31/2013	87.5%	Type of Security	Both Fee Simple and Leasehold
Year Built / Latest Renovation	1947 / 2000	Mortgage Rate		4.3300%
Appraised Value	$197,200,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		60
Underwritten Revenues	$23,956,145
Underwritten Expenses	$9,308,337	Escrows
Underwritten Net Operating Income (NOI)	$14,647,808		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$13,862,680	Taxes	$294,699	$29,470
Cut-off Date LTV Ratio(1)	75.8%	Insurance	$62,938	$15,735
Maturity Date LTV Ratio(1)(2)	73.6%	Replacement Reserves(4)	$1,000,000	$0
DSCR Based on Underwritten NOI / NCF(1)	2.23x / 2.11x	TI/LC(5)	$9,000,000	$0
Debt Yield Based on Underwritten NOI / NCF(1)	9.8% / 9.3%	Other(6) (7)	$1,775,489	$100,000

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$149,500,000	73.5%	Purchase Price	$188,000,000	92.4%
Principal’s New Cash Contribution	43,828,503	21.5	Reserves	12,133,126	6.0
Other Sources	10,136,007	5.0	Other Uses	1,786,859	0.9
			Closing Costs	1,544,525	0.8
Total Sources	$203,464,510	100.0%	Total Uses	$203,464,510	100.0%

(1)	Calculated based on the 1500 Spring Garden Loan Combination.
(2)
The Maturity Date LTV Ratio is calculated using the “as stabilized” appraised value of $203,200,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value, is 75.8%. See “– Appraisal” below.

(3)
The Cut-off Date Balance of $69,500,000 represents the note A-2 of a $149,500,000 loan combination evidenced by two pari passu notes.  The companion loan is the note A-1 in the principal amount of $80,000,000 as of the Cut-off Date that was contributed to the GSMS 2014-GC18 transaction.

(4)
An amount equal to $17,802 is required to be deposited into the replacement reserve on each due date following the date on which funds on deposit in the replacement reserve account are less than $300,000 until the funds on deposit in the replacement reserve account are equal to or greater than $500,000. See “—Escrows” below.

(5)
An amount equal to $89,010 is required to be deposited into the TI/LC reserve on each due date following the date on which funds on deposit in the TI/LC reserve account are less than $3,000,000 until funds on deposit in the TI/LC reserve account are equal to or greater than $5,000,000. See “—Escrows” below.

(6)
The other upfront reserve of $1,775,489 represents an unfunded free rent reserve ($713,731), an unfunded TI/LC reserve ($1,033,667) and a leasehold income replacement reserve ($28,091). See “—Escrows” below.

(7)
An amount equal to $100,000 is required to be deposited into an unfunded free rent reserve on each due date until a total of $1,913,731 has been deposited into the free rent reserve. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “1500 Spring Garden Loan”) is part of a loan combination structure (the “1500 Spring Garden Loan Combination”) comprised of two pari passu notes that are together secured by a first mortgage encumbering the borrowers’ fee interest in a 1,068,125 SF office building and leasehold interest in a 66,265 SF parking lot located in Philadelphia, Pennsylvania (collectively, the “1500 Spring Garden Property”). The 1500 Spring Garden Loan (evidenced by note A-2), which will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $69,500,000 and represents approximately 6.8% of the Initial Pool Balance.  The related companion loan (the “1500 Spring Garden Companion Loan”) (evidenced by note A-1), which was contributed to the GSMS 2014-GC18 transaction, has an outstanding principal balance as of the Cut-off Date of $80,000,000. The 1500 Spring Garden Loan Combination was originated on November 15, 2013 by Citigroup Global Markets Realty Corp.  The 1500 Spring Garden Loan  Combination had an original principal balance of $149,500,000 and each note has an interest rate of 4.3300% per annum.  The proceeds of the 1500 Spring Garden Loan Combination were used to acquire the 1500 Spring Garden Property. The 1500 Spring Garden Loan Combination is serviced under the GSMS 2014-GC18 pooling and servicing agreement. See “Description of the Mortgage Pool – The Loan Combinations” for more information regarding the co-lender agreement that governs the relative rights of the holders of the 1500 Spring Garden Loan and the 1500 Spring Garden Companion Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

1500 SPRING GARDEN

The 1500 Spring Garden Loan has an initial term of 60 months, has a remaining term of 57 months as of the Cut-off Date and requires interest only payments. The scheduled maturity date of the 1500 Spring Garden Loan is the due date in December 2018.  Voluntary prepayment of the 1500 Spring Garden Loan is permitted on or after the due date in September 2018.  Defeasance of the 1500 Spring Garden Loan (which requires defeasance of both the 1500 Spring Garden Loan and the 1500 Spring Garden Companion Loan, other than in connection with a partial defeasance relating to a release of the parking parcel (see “Partial Release”, below) with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America or other obligations which are “government securities” permitted under the loan documents, is permitted at any time after the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The 1500 Spring Garden Property is a 1,068,125 SF, Class A office building situated on a 3.87 acre site located in the central business district of Philadelphia, Pennsylvania and a separate parking lot located along Spring Garden Street, between Broad and 16th Streets containing approximately 66,265 SF. The 1500 Spring Garden Property is a former pharmaceutical research and manufacturing facility that was originally constructed in 1947 and converted to Class A office space in 2000.  Over $100 million of improvements were made to the 1500 Spring Garden Property since 2000, including improvements to the façade, lobby, restrooms, elevators, and the installation of state of the art power redundancies and data connectivity.  The 1500 Spring Garden Property has large efficient floor plates and features ground-level retail, a cafeteria, an on-site management office, on-site covered and surface parking, and an adjacent parking lot. As of August 31, 2013, the Total Occupancy and Owned Occupancy were both 87.5%.

The following table presents certain information relating to the tenants at the 1500 Spring Garden Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Independence Blue Cross(2)	NR / NR / NR	186,608	17.5%	$3,119,984	17.1%	$16.72	2/28/2019	NA
Sungard Availability Services	NR / NR / NR	135,083	12.6	3,080,869	16.9	22.81	8/31/2020	2, 5-year options
Thomson Reuters(3)	BBB+ / Baa2 / BBB+	123,453	11.6	2,840,591	15.6	23.01	10/31/2024	2, 5-year options
CBS Broadcasting Inc. (4)	BBB / Baa2 / BBB	119,457	11.2	2,377,891	13.0	19.91	2/28/2027	See footnote 4
Day & Zimmermann Group(5)	NR / NR / NR	134,296	12.6	2,371,290	13.0	17.66	3/31/2023	2, 5-year options
Cigna-Healthspring, Inc.	BBB / Baa2 / NR	44,769	4.2	1,042,461	5.7	23.29	12/31/2019	2, 5-year options
North American Publishing(6)	NR / NR / NR	51,234	4.8	878,109	4.8	17.14	1/31/2026	1, 5-year option
Stantec Consulting Services	NR / NR / NR	44,036	4.1	799,666	4.4	18.16	7/31/2020	2, 5-year options
Turner Construction	NR / NR / NR	23,983	2.2	467,669	2.6	19.50	8/31/2024	1, 5-year option
SB1 Federal Credit Union(7)	NR / NR / NR	22,572	2.1	456,394	2.5	20.22	12/31/2023	1, 5-year option
Ten Largest Tenants		885,491	82.9%	$17,434,924	95.5%	$19.69
Remaining Tenants		49,298	4.6	817,051	4.5	16.57
Vacant		133,336	12.5	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		1,068,125	100.0%	$18,251,975	100.0%	$19.53

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	The Independence Blue Cross lease expires on various dates: 55,200 SF expires on 11/30/2015, 32,607 SF expires on 2/28/2016, 13,592 SF expires on 3/31/2016, and 85,209 SF expires on 2/28/2019.
(3)	Thomson Reuters has the option to terminate its lease on 6/30/2018 with 15 months’ notice and payment of $5,543,662.
(4)	CBS Broadcasting Inc. has three renewal options. The first option is for five years, the second option is for four years and eleven months, and the third option is for five years.
(5)	Day & Zimmermann Group Inc. has the option to terminate up to 26,319 SF effective 4/1/2018, with nine months’ notice and payment of unamortized base rent and TI/LCs.
(6)	North American Publishing has the option to terminate its lease on 2/28/2016 with one year’s notice.
(7)	SB1 Federal Credit Union has the option to terminate its lease on 12/31/2019 with one year’s notice and payment of unamortized TI/LCs, free rent, and five months’ base rent.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

1500 SPRING GARDEN

The following table presents the lease rollover schedule at the 1500 Spring Garden Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent (2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Tenants
MTM	12,366	1.2%	1.2%	$46,780	0.3%	$3.78	3
2014	0	0.0	1.2%	0	0.0	0.00	0
2015	66,132	6.2	7.3%	1,063,752	5.8	16.09	2
2016	50,624	4.7	12.1%	866,572	4.7	17.12	2
2017	21,914	2.1	14.1%	434,252	2.4	19.82	1
2018	0	0.0	14.1%	0	0.0	0.00	0
2019	127,639	11.9	26.1%	2,508,141	13.7	19.65	1
2020	179,119	16.8	42.9%	3,880,535	21.3	21.66	2
2021	0	0.0	42.9%	0	0.0	0.00	0
2022	2,000	0.2	43.0%	60,000	0.3	30.00	1
2023	156,868	14.7	57.7%	2,827,684	15.5	18.03	2
2024	147,436	13.8	71.5%	3,308,259	18.1	22.44	2
2025 & Thereafter	170,691	16.0	87.5%	3,256,001	17.8	19.08	2
Vacant	133,336	12.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,068,125	100.0%		$18,251,975	100.0%	$19.53	18

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)
UW Base Rent includes contractual rent steps through 12/1/2014 ($180,025). UW Base Rent includes the present value of contractual rent steps (discounted at an 8.5% discount rate) pursuant to the following tenants’ leases: CBS Broadcasting Inc. ($178,443), Cigna-Healthspring, Inc. ($144,979), Temple University Health ($28,843), and Thomson Reuters ($248,078).

The following table presents certain information relating to historical leasing at the 1500 Spring Garden Property:

Historical Leased %(1)
	2011	2012	As of 8/31/2013
Owned Space	84.6%	84.4%	87.5%

(1)	As provided by the borrowers which reflects average occupancy for the specified year.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 1500 Spring Garden Property:

Cash Flow Analysis(1)
	2011	2012	TTM 8/31/2013	Underwritten	Underwritten $ per SF
Base Rent(2)	$15,728,372	$15,811,856	$16,331,997	$17,471,608	$16.36
Contractual Rent Steps	0	0	0	780,367	0.73
Gross Up Vacancy	0	0	0	2,338,134	2.19
Total Rent	$15,728,372	$15,811,856	$16,331,997	$20,590,109	$19.28
Total Reimbursables	4,229,513	4,501,198	4,782,257	5,050,905	4.73
Other Income(3)	450,707	482,165	505,383	653,265	0.61
Less Vacancy & Credit Loss	(82,559)	0	0	(2,338,134)	(2.19)
Effective Gross Income	$20,326,033	$20,795,219	$21,619,637	$23,956,145	$22.43

Total Operating Expenses	$7,171,339	$7,645,763	$8,492,537	$9,308,337	$8.71

Net Operating Income	$13,154,694	$13,149,456	$13,127,100	$14,647,808	$13.71
TI/LC	0	0	0	571,504	0.54
Capital Expenditures	0	0	0	213,625	0.20
Net Cash Flow	$13,154,694	$13,149,456	$13,127,100	$13,862,680	$12.98

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
UW Base Rent includes contractual rent steps through 12/1/2014 ($180,025). UW Base Rent includes the present value of contractual rent steps (discounted at an 8.5% discount rate) pursuant to the following tenants’ leases: CBS Broadcasting Inc. ($178,443), Cigna-Healthspring, Inc. ($144,979), Temple University Health ($28,843), and Thomson Reuters ($248,078).

(3)	Includes parking income, tenant maintenance services, late fees, affiliate reimbursements for payroll expenses, and other miscellaneous items.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

1500 SPRING GARDEN

■
Appraisal. According to the appraisal, the 1500 Spring Garden Property had an “as-is” appraised value of $197,200,000 as of an effective date of October 10, 2013 and an “as-stabilized” value of $203,200,000 as of November 1, 2014.

■
Environmental Matters.  Based on a Phase I environmental report dated October 21, 2013, the environmental consultant recommended that a limited subsurface investigation be conducted, in order to characterize subsurface soil and/or groundwater conditions at the location of a historical auto service facilities located on a parcel of the 1500 Spring Garden Property that is currently being used as a parking lot. A Phase II environmental report dated December 20, 2013 was completed to assess subsurface conditions, and no further action was recommended. Further, the environmental consultant recommended that the borrowers adhere to an asbestos operations and maintenance plan which is currently in place.

■
Market Overview and Competition. The 1500 Spring Garden Property is located in the northern periphery of Center City, Philadelphia, Pennsylvania. Center City Philadelphia is characterized by high density commercial, institutional, recreational and residential land uses. Primary access to the neighborhood is provided by Interstate 676 (the Vine Street Expressway) linking Interstate 76 to the west with Interstate 95 to the east with an interchange on North Broad Street. North Broad Street is the primary north-south arterial. Major east-west roads include Spring Garden Street, Callowhill Street and Fairmount Avenue. The Southeastern Pennsylvania Transportation Authority (SEPTA) provides bus service along both Spring Garden and Broad Street. Public rail service is available via the Broad Street subway within walking distance of the 1500 Spring Garden Property.

According to a market report, as of the third quarter of 2013, the Philadelphia Central Business District (“CBD”) office market consisted of 62.6 million SF comprised of 791 buildings. The direct vacancy rate was 10.0% and the average gross rental rate was $24.69 per SF. Class A office properties within the Philadelphia CBD market reported a direct vacancy of 12.8% and an average gross rent of $26.12 per SF. According to the market report, there are currently no properties under construction in the Philadelphia CBD market.

The 1500 Spring Garden Property is located in the Market Street West submarket, which consists of 40.2 million SF comprised of 404 buildings. The Market Street West submarket ended the third quarter of 2013 with a direct vacancy rate of 10.6% and an average gross rent of $26.39 per SF.

Within the Market Street West submarket, there is approximately 27.6 million SF, comprised of 44 buildings, of Class A office properties with a direct vacancy rate of 13.6% and an average gross rent of $27.11 per SF.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the 1500 Spring Garden Property:

Office Lease Comparables(1)(2)
	1500 Spring Garden	833 Chestnut	801 Market	401 Market	Two Penn Center	1700 Market
Year Built / Renovated	1947 / 2000	1926 / 2000	1931 / 2002	NAV / NAV	1958 / 1988	1968 / 1989
Total GLA	1,068,125	677,413	927,931	481,958	502,531	841,172
Total Occupancy	88%	91%	80%	78%	74%	81%
Quoted Rent Rate per SF(3)		$23.00 + E	$22.50 + E	$25.00 + E	$22.50 + E	$26.50 + E
Expense Basis(4)		Mod Gross	Mod Gross	Mod Gross	Mod Gross	Mod Gross

	1801 Market	1818 Market	1835 Market	1900 Market
Year Built / Renovated	1981 / NAV	1971 / 1991	1986 / NAV	1981 / 1995
Total GLA	667,825	981,743	686,503	456,922
Total Occupancy	69%	82%	76%	31%
Quoted Rent Rate per SF(3)	$26.50 + E	$27.50 + E	$25.50	$20.00
Expense Basis(4)	Mod Gross	Mod Gross	Full Service	Full Service

(1)	Certain lease comparables shown in the above table may be renewals.
(2)	Source: Appraisal.
(3)	+ E means plus electricity.
(4)	Mod Gross means modified gross lease structure.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

1500 SPRING GARDEN

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the 1500 Spring Garden Property:

Office Sales Comparables(1)
Property Name	City	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price per SF	Occupancy
One & Two Commerce Square	Philadelphia	September 2013	1987	1,896,142	$331,800,000	$174.99	89%
100 Independence Mall West	Philadelphia	September 2013	1965	392,689	$48,288,695	$122.97	84%
2000 Market	Philadelphia	March 2013	1972	665,649	$109,650,000	$164.73	96%
Two Penn Center	Philadelphia	October 2012	1956	505,103	$66,500,000	$131.66	80%
1700 Market	Philadelphia	September 2011	1969	841,172	$143,500,000	$170.60	87%

(1)	Source: Appraisal.

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The Borrowers. The borrowers are 1500 Net-Works Associates, L.P. and Broad and Spring Garden Parking Associates, L.P., both single-purpose, single-asset entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the 1500 Spring Garden Loan. Elchonon Schwartz, Jack Cohen and Simon Singer are the non-recourse carveout guarantors under 1500 Spring Garden Loan.

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Escrows.  At origination, the borrowers funded aggregate reserves of $12,105,035 with respect to the 1500 Spring Garden Property, comprised of: (i) $294,699 for real estate taxes; (ii) $62,938 for insurance; (iii) $1,000,000 for replacement reserves; (iv) $9,000,000 for future leasing costs; (v) $1,033,667 for certain unfunded obligations of the borrowers (including, without limitation, obligations related to tenant improvements); and (vi) $713,731 for future rent abatements under the existing leases.  On December 30, 2013, the borrowers funded additional reserves of $28,091 as a leasehold income replacement reserve, which amount represents the ground rent payable under the ground lease for January 2014 and February 2014.  Funds held in the leasehold income replacement reserve will be disbursed on the due dates occurring in January 2014 and February 2014 in an amount equal to the ground rent payable under the ground lease in such calendar month for deposit into a cash management account.

On each monthly due date, the borrowers are required to fund the following reserves with respect to the 1500 Spring Garden Property: (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding 12-month period provided, however, that reserve deposits are not required in respect of insurance premiums where the borrowers are maintaining an approved umbrella or blanket policy in accordance with the loan documents; (ii) to the extent that aggregate funds held in the replacement reserve are less than $300,000 until funds on deposit in the replacement reserve are equal to or greater than $500,000, a replacement reserve in the amount of $17,802; and (iii) to the extent that aggregate funds held in the TI/LC reserve are less than $3,000,000 until amounts on deposit in the TI/LC reserve are equal to or greater than $5,000,000, a TI/LC reserve in the amount of $89,010.

In addition, on each monthly due date during a 1500 Spring Garden Trigger Period, the borrowers are required to deposit (or cause to be deposited) into the cash management account, all excess cash flow generated by the 1500 Spring Garden Property after payment of (i) debt service and all required reserves described above and (ii) an amount equal to (x) the aggregate amount of approved operating expenses and approved extraordinary expenses for the subject month for disbursement to the borrowers for payment of operating expenses and extraordinary operating expenses associated with the 1500 Spring Garden Property, to be held in an excess cash subaccount (the “1500 Spring Garden Excess Cash Reserve”).  To the extent that no event of default under the 1500 Spring Garden Loan Combination has occurred and is continuing and all funds in the TI/LC reserve have been expended in full, the lender is required to disburse to the borrowers funds in the 1500 Spring Garden Excess Cash Reserve solely with respect to tenant improvements and leasing commissions related to (i) 1500 Spring Garden Major Leases that have been approved by the lender in accordance with the terms and conditions of the loan agreement for the 1500 Spring Garden Loan Combination and (ii) non-1500 Spring Garden Major Leases that the lender has reasonably determined are on market terms, including, with respect to both (i) and (ii), the lender’s reasonable approval of the tenant improvements and leasing commissions contained therein and a budget for tenant improvement costs and a schedule of leasing commission payments with respect to such lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

1500 SPRING GARDEN

Upon termination of a 1500 Spring Garden Trigger Period and provided no event of default has occurred and is continuing, (i) to the extent that funds on deposit in the TI/LC reserve are less than $3,000,000, funds on deposit in the 1500 Spring Garden Excess Cash Reserve are to be deposited by lender into the TI/LC reserve in an amount up to $5,000,000 and any remaining amounts after such deposit into the TI/LC reserve are required to be disbursed to the borrowers and (ii) to the extent that funds on deposit in the TI/LC reserve are equal to or greater than $3,000,000, funds on deposit in the 1500 Spring Garden Excess Cash Reserve are required to be disbursed to the borrowers.

A “1500 Spring Garden Major Lease” means (i) any lease which, individually or when aggregated with all other leases at the 1500 Spring Garden Property with the same tenant or its affiliate (and assuming the exercise of all expansion rights and all preferential rights to lease additional space contained in such lease), either (A) accounts for 10% or more of the total rental income for the 1500 Spring Garden Property, or (B) demises 100,000 square feet or more of the 1500 Spring Garden Property’s gross leasable area, (ii) any lease which contains any option, offer, right of first refusal or other similar entitlement to acquire or encumber all or any portion of the 1500 Spring Garden Property (other than an option or right of first refusal or similar entitlement to lease additional space at the 1500 Spring Garden Property), (iii) the lease with Independence Blue Cross (“Blue Cross”) as of the closing date of the 1500 Spring Garden Loan Combination, and (iv) any instrument guaranteeing or providing credit support for any lease meeting the requirements of (i), (ii) and/or (iii) above.

A “1500 Spring Garden Trigger Period” means a period (A) commencing upon the earliest to occur of (i) the occurrence and continuance of an event of default under the 1500 Spring Garden Loan Combination, (ii) the debt service coverage ratio being less than 1.15x, and (iii) the occurrence of a Specified Tenant Trigger Period and (B) expiring upon (x) with regard to any 1500 Spring Garden Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, (y) with regard to any 1500 Spring Garden Trigger Period commenced in connection with clause (ii) above, the date on which the debt service coverage ratio is equal to or greater than 1.20x for two (2) consecutive calendar quarters, and (z) with regard to any 1500 Spring Garden Trigger Period commenced in connection with clause (iii) above, a Specified Tenant Trigger Period ceasing to exist in accordance with the applicable Specified Tenant Cure Conditions, in each case, so long as no other 1500 Spring Garden Trigger Period shall then exist.

A “Specified Tenant Trigger Period” means a period (A) commencing upon the earliest to occur of (i) Blue Cross and any replacement lessee(s) of the space leased to Blue Cross (the “Specified Tenant”) being in monetary or other material default under its lease beyond applicable notice and cure periods, (ii) Specified Tenant failing to be in actual, physical possession of 80% or more of its space (or application portion thereof), failing to be open to the public for business during customary hours in its space (or applicable portion thereof), and/or “going dark” in its space (or applicable portion thereof), (iii) Specified Tenant giving notice that it is terminating its lease for 25% or more of its total square footage, (iv) any termination or cancellation of the Specified Tenant lease (including, without limitation, rejection in bankruptcy or similar insolvency proceeding) and/or the lease with Specified Tenant failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of Specified Tenant and (vi) Specified Tenant failing to extend or renew its lease, on or prior to the earlier to occur of (a) the date occurring at least more than 12 months prior to the expiration date of its lease and (b) the commencement of the renewal notice period required pursuant to the lease with Specified Tenant, for five years or more with respect to all of its space; and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender (which such evidence shall include, without limitation, a duly executed estoppel certificate from the applicable Specified Tenant, in form and substance acceptable to the lender) of (1) the satisfaction of the Specified Tenant Cure Conditions or (2) the borrowers leasing the entire space under the lease with the Specified Tenant for at least a minimum term of five years, the applicable tenant under such lease being in actual, physical occupancy of, and open to the public for business in, the space demised under its lease and paying the full amount of rent due under its lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

1500 SPRING GARDEN

“Specified Tenant Cure Conditions” means either (A) each of the following, as applicable (i) the applicable Specified Tenant has cured all monetary and other material defaults under the applicable lease with the Specified Tenant, (ii) (I) the applicable Specified Tenant is in actual, physical possession of not less than eighty percent (80%) of its space (or applicable portion thereof), open to the public for business during customary hours, not “dark” in its space (or applicable portion thereof), and is paying full, unabated rent under its lease and the debt service coverage ratio is equal to or greater than 1.15x or (II) one or more tenants pursuant to leases entered into in accordance with the terms and conditions of loan agreement for the 1500 Spring Garden Loan Combination are in actual, physical possession of not less than eighty percent (80%) of its space (or applicable portion thereof), open to the public for business during customary hours, not “dark” in its space (or applicable portion thereof), and are paying full, unabated rent under the applicable lease or leases and the debt service coverage ratio is equal to or greater than 1.15x, (iii) the applicable Specified Tenant has revoked or rescinded all termination or cancellation notices with respect to the applicable lease with the Specified Tenant and has re-affirmed the applicable lease with the Specified Tenant as being in full force and effect, (iv) in the event the Specified Tenant Trigger Period is due to the applicable Specified Tenant’s failure to extend or renew the applicable lease with the Specified Tenant in accordance with clause (vi) of the definition of “Specified Tenant Trigger Period,” the applicable Specified Tenant has renewed or extended the applicable lease with the Specified Tenant in accordance with the terms of the loan agreement for a minimum period of 5 years and (v) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable Specified Tenant and/or the applicable lease with the Specified Tenant, the applicable Specified Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the applicable lease with the Specified Tenant pursuant to final, non-appealable order of a court of competent jurisdiction or (B) the debt service coverage ratio is equal to or greater than 1.40x for two (2) consecutive calendar quarters.

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Ground Lease Fee Acquisition.  An affiliate of the borrowers has entered into a purchase agreement to acquire the underlying fee interest in the parking lot portion of the 1500 Spring Garden Property (which parking lot portion is, as of the Cut-Off Date, ground leased to the borrowers by the seller under the purchase agreement).  Once acquired, it is expected that the affiliate will transfer the fee interest in the parking lot portion of the 1500 Spring Garden Property to the borrowers and the fee interest will become collateral for the 1500 Spring Garden Loan Combination.  It is an event of default under the 1500 Spring Garden Loan Combination if the borrowers do not convert their leasehold interest in the parking lot portion of the 1500 Spring Garden Property into a fee interest on or before February 28, 2014 (unless the borrowers cannot complete the conversion by such date solely because of a default by the seller under the purchase agreement with the affiliate of the borrowers), subject to a one-time right to extend such conversion date to March 28, 2014, with a deposit of $14,045.40 into the leasehold income replacement reserve account, which amount represents the ground rent payable under the ground lease for March, 2014.

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Lockbox and Cash Management.  The 1500 Spring Garden Loan Combination requires a hard lockbox, and the borrowers are required to direct tenants to pay rent directly to a lender controlled lockbox account.  All funds in the lockbox account will be transferred on each business day to the cash management account, and the lender will apply funds on deposit in the cash management account to pay debt service and fund required reserves in accordance with the loan documents.  During the continuance of an event of default under the 1500 Spring Garden Loan, the lender may apply any funds in the cash management account to amounts payable under the 1500 Spring Garden Loan and/or toward the payment of expenses of the 1500 Spring Garden Property, in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

1500 SPRING GARDEN

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Property Management. The 1500 Spring Garden Property is currently managed by Nightingale Realty, LLC, an affiliate of the borrowers.  Under the loan documents, the borrowers cannot replace Nightingale Realty, LLC as the property manager of the 1500 Spring Garden Property without prior written approval by the lender (which such approval may be conditioned upon a Rating Agency Confirmation). The lender may replace (or require the borrowers to replace) the property manager (i) during an event of default by the borrowers under the 1500 Spring Garden Loan Combination, after taking into account any applicable notice and cure periods, (ii) upon the filing of a bankruptcy petition or the occurrence of a similar event with respect to the property manager, (iii) the debt service coverage ratio is less than 1.05x, and/or (iv) if the property manager is in default under the management agreement beyond any applicable notice and cure period.

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Mezzanine or Subordinate Indebtedness.The borrowers are permitted to incur mezzanine financing provided that the following terms and conditions, among others under the loan documents, are each satisfied: (i) no event of default has occurred or is continuing under the 1500 Spring Garden Loan Combination, (ii) if the interest rate is a floating rate, if reasonably required by the lender, the borrowers have obtained and maintain an interest rate cap agreement pursuant to the mezzanine loan documents, (iii) after giving effect to the mezzanine loan, the debt yield is equal to or greater than 8.5%, (iv) after giving effect to the mezzanine loan, the debt service coverage ratio is equal to or greater than 1.30x, (v) the loan term of the mezzanine loan is coterminous with or longer than the term of the 1500 Spring Garden Loan Combination, (vi) after giving effect to the mezzanine loan, the loan to value ratio is equal to or less than 80%, (vii) execution of an intercreditor agreement with the mezzanine lender, in form and substance acceptable to lender, and (viii) Rating Agency Confirmation (at the lender’s option).

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Terrorism Insurance.  The borrowers are required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the 1500 Spring Garden Property, plus twelve months of business interruption coverage with an additional six month extended period of indemnity, or until the income is restored to prior level.  The “all risk” insurance providing terrorism coverage is required to contain a deductible that is no higher than $10,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

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Partial Release.  Provided no event of default under the 1500 Spring Garden Loan Combination has occurred and remains uncured, the 1500 Spring Garden Loan Combination documents permit the release of a parking parcel of the 1500 Spring Garden Property at any time after the second anniversary of the Closing Date, if the borrowers defease a portion of the 1500 Spring Garden Loan Combination, subject to satisfaction of certain conditions, including that: (i) the borrowers defease an amount equal to 115% of the allocated loan amount for the parcel to be released, (ii) as of each of the partial defeasance notice date and the date of the partial defeasance, after giving effect to the partial defeasance, the debt service coverage ratio calculated under the loan documents based on the remaining portion of the 1500 Spring Garden Property is greater than the greater of (a) the debt service coverage ratio based on the 1500 Spring Garden Property (inclusive of the released parcel) immediately prior to the partial defeasance notice date or the date of the partial defeasance, as applicable, and (b) 1.40x, (iii) as of each of the partial defeasance notice date and the date of the partial defeasance, after giving effect to the partial defeasance, the loan-to-value ratio calculated under the loan documents based on the remaining portion of the 1500 Spring Garden Property is not greater than the lesser of (a) 75.0% and (b) the loan-to-value ratio based on the 1500 Spring Garden Property (inclusive of the released parcel) immediately prior to the partial defeasance notice date and the date of the partial defeasance, as applicable, (iv) borrowers’ delivery of a REMIC opinion, and (v) borrowers’ delivery of a Rating Agency Confirmation.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

INDEPENDENCE GREEN APARTMENTS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

INDEPENDENCE GREEN APARTMENTS

CARTIFACT
Independence Green Apartments
24360 Independence Drive
Farmington Hills, MI 48335
Walled Lake
Franklin
Bingham Farms
Southfield
Farmington Hills
Novi
Northville
Livonia
Plymouth
Westland
Dearborn Heights
Henry Ford-West Bloomfield Hospital
Hunter's Square
Oakland Hills Memorial Gardens
Twelve Mile Crossing Fountain Walk
Twelve Oaks Mall
Novi Town Center
Oakland Community College -Orchard Ridge
Holy Sepulchre Cemetery
Botsford Hospital
Northville Downs
Schoolcraft College-Livonia
Laurel Park Place
Mt Hope Memorial Garden Cemetery
Grand Lawn Cemetery
St Mary Mercy Hospital
Madonna University
Compuware Sports Arena
Westland Center
GRAND RIVER RD
GRAND RIVER AVE
W 14 MILE RD
W 13 MILE RD
W TWELVE MILE RD
W 10 MILE RD
W 9 MILE RD
W 8 MILE RD
7 MILE RD
6 MILE RD
5 MILE RD
PLYMOUTH RD
JOY RD
WARREN RD
FORD RD
CHERRY HILL RD
HALSTED RD
FARMINGTON RD
MIDDLEBELT RD
MERRIMAN RD
INKSTER RD
BEECH DALY RD
TELEGRAPH RD
NEWBURGH RD
NOVI RD
BECK RD
Detroit
Ann Arbor
Farmington Hills
Livonia
Dearborn
Westland
Canton
South Lyon
Brighton
Howell
Milford
Waterford
Clarkston
Bloomfield
Royal Oak
Warren
Utica
Sterling Heights
Romeo
Ferndale
Roseville
Dexter
LaSalle
Milan
Holly

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

INDEPENDENCE GREEN APARTMENTS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Farmington Hills, Michigan	Cut-off Date Principal Balance		$43,000,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$43,832.82
Size (Units)	981	Percentage of Initial Pool Balance		4.2%
Total Occupancy as of 9/28/2013	97.1%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/28/2013	97.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	1969 /2014	Mortgage Rate		4.9410%
Appraised Value	$54,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60
Underwritten Revenues	$9,250,592
Underwritten Expenses	$4,619,116	Escrows(3)
Underwritten Net Operating Income (NOI)	$4,631,476		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,337,176	Taxes	$339,890	$56,648
Cut-off Date LTV Ratio(1)	72.2%	Insurance	$8,082	$4,041
Maturity Date LTV Ratio(2)	59.6%	Replacement Reserves	$0	$24,525
DSCR Based on Underwritten NOI / NCF	1.68x / 1.58x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.8% / 10.1%	Other(4)	$4,000,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Mortgage Loan Amount	$43,000,000	72.2%	Purchase Price	$53,000,000	89.0%
Principal’s New Cash Contribution	13,296,512	22.3	Reserves	4,347,972	7.3
Other Sources	3,223,822	5.4	Closing Costs	2,172,362	3.6

Total Sources	$59,520,334	100.0%	Total Uses	$59,520,334	100.0%

(1)
The Cut-off Date LTV Ratio is calculated net of the $4,000,000 capital improvements reserve.  The Cut-off Date LTV Ratio calculated based on the fully funded loan amount of $43,000,000 and the “as-is” appraised value of $54,000,000 is 79.6%. The Cut-off Date LTV Ratio calculated based on the fully funded loan amount of $43,000,000 and “as-stabilized” appraised value of $66,500,000 is 64.7%.

(2)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $66,500,000.  The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value of $54,000,000, is 73.4%.  See “—Appraisal” below.

(3)	See “—Escrows” below.
(4)	Other upfront reserves are for the borrower’s capital improvement plan. See “—Renovation” below.

■
The Mortgage Loan.  The mortgage loan (the “Independence Green Apartments Loan”) is evidenced by a note in the original principal amount of $43,000,000 and is secured by a first mortgage encumbering the borrower’s fee interest in a 981-unit multifamily complex located in Farmington Hills, Michigan (the “Independence Green Apartments Property”).  The Independence Green Apartments Loan was originated by Citigroup Global Markets Realty Corp. on November 19, 2013.  The Independence Green Apartments Loan has an outstanding principal balance as of the Cut-off Date of $43,000,000 which represents approximately 4.2% of the Initial Pool Balance, and accrues interest at an interest rate of 4.9410% per annum.  The proceeds of the Independence Green Apartments Loan were primarily used to acquire the Independence Green Apartments Property.

The Independence Green Apartments Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date and requires payments of interest only for the initial 60 months and then payments of principal and interest based on a 30-year amortization schedule.  The scheduled maturity date of the Independence Green Apartments Loan is the due date in December 2023.  Voluntary prepayment of the Independence Green Apartments Loan is permitted on or after the due date in September 2023.  Defeasance of the Independence Green Apartments Loan with direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the Independence Green Apartments Loan documents is permitted at any time after the second anniversary of the securitization Closing Date and prior to the due date in September 2023.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

INDEPENDENCE GREEN APARTMENTS

■
The Mortgaged Property.  The Independence Green Apartments Property is a 981-unit multifamily complex located in Farmington Hills, Michigan, approximately 20 miles northwest of Detroit.  The Independence Green Apartments Property was built in 1969 and consists of 68 two-story and three-story buildings and a community/management building. The borrower commenced an extensive capital improvement plan in 2014. See “–Renovation” below. Amenities at the Independence Green Apartments Property include a 7,545 SF clubhouse with community room, an indoor swimming pool, an in-ground outdoor swimming pool with sundeck, tennis courts, volleyball courts, a business center, and a sauna.  The Independence Green Apartments Property formerly operated a 9-hole golf course and the 48 acres associated with the former golf course provide open space as an additional amenity. There are approximately 1,716 parking spaces at the Independence Green Apartments Property.  As of September 28, 2013, Total Occupancy and Owned Occupancy were both 97.1%.

The following table presents certain information relating to the units and rent at the Independence Green Apartments Property:

Unit Type	Occupied Units	Vacant Units	Total Units	% of Total Units	Average SF per Unit	Market Rent/Unit per month	Actual Rent/Unit per month	Average UW Rent/Unit per month	Underwritten Base Rent
1BR/1BA - Small	296	6	302	30.8%	495	$620	$604	$601	$2,127,360
1BR/1BA - Medium	424	12	436	44.4	713	$670	$666	666	3,389,712
1BR/1BA - Large	8	0	8	0.8	747	$700	$685	706	67,776
2BR/1BA	85	3	88	9.0	805	$800	$775	776	791,124
2BR/2BA - Small	110	4	114	11.6	858	$820	$818	809	1,057,116
2BR/2BA - Large	8	0	8	0.8	927	$840	$819	845	81,144
3BR/2.5BA - Small	1	0	1	0.1	1,716	$1,450	$1,449	1,566	18,792
3BR/2.5BA - Large	23	1	24	2.4	2,400	$1,375	$1,354	1,373	378,912
Total / Wtd. Avg.	955	26	981	100.0%		$703	$693	$693	$7,911,937

Source: As provided by the borrower and appraisal.

The following table presents certain information relating to historical leasing at the Independence Green Apartments Property:

Historical Leased %(1)

	2010	2011	2012	As of 9/28/2013
Owned Space	95.4%	93.5%	97.2%	97.1%

(1)	As provided by the borrower and represents average occupancy for the specified year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

INDEPENDENCE GREEN APARTMENTS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Independence Green Apartments Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 9/30/2013	Underwritten	Underwritten $ per Unit
Base Rent	$7,272,522	$7,159,986	$7,513,398	$7,903,149	$7,911,937	$8,065
Gross Up Vacancy	0	0	0	0	243,060	248
Goss Potential Rent	$7,272,522	$7,159,986	$7,513,398	$7,903,149	$8,154,997	$8,313
Vacancy, Credit Loss & Concessions	(772,321)	(748,428)	(567,515)	(560,180)	(733,950)	(748)
Total Rent Revenue	$6,500,201	$6,411,558	$6,945,883	$7,342,969	$7,421,047	$7,565
Other Revenue(2)	1,188,138	1,519,154	1,794,880	1,936,433	1,829,545	1,865
Effective Gross Income	$7,688,339	$7,930,712	$8,740,763	$9,279,402	$9,250,592	$9,430

Total Operating Expenses	$4,748,814	$4,581,955	$4,162,710	$4,466,920	$4,619,116	$4,709

Net Operating Income	$2,939,525	$3,348,757	$4,578,053	$4,812,482	$4,631,476	$4,721
Replacement Reserves	0	0	0	0	294,300	300
Net Cash Flow	$2,939,525	$3,348,757	$4,578,053	$4,812,482	$4,337,176	$4,421

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Other Revenue includes lease cancellation fees, application fees, keys & locks, late fees, month-to-month fees, NSF charges, clubhouse rental, parking, cable TV, laundry income, telephone, utility reimbursements and cleaning/damage fees.

■
Appraisal.  According to the appraisal, the Independence Green Apartments Property had an “as-is” appraised value of $54,000,000 as of an effective date of September 19, 2013 and is expected to have an “as stabilized” appraised value of $66,500,000 as of an effective date of September 19, 2016.

■
Environmental Matters.  Based on a Phase I environmental report dated September 27, 2013, the environmental consultant recommended no further action other than an operations and maintenance plan for asbestos and an operations and maintenance plan for lead-based paint, both of which are currently in place.

■
Market Overview and Competition.  The Independence Green Apartments Property is located in Farmington Hills, a suburb in Oakland County approximately 20 miles northwest of Detroit’s central business district and 20 miles northeast of Ann Arbor, Michigan. The unemployment rate within Oakland County was 7.3% as of November 2013, down from its peak of 14.8% as of July 2009.  Major employers in Oakland County include the Beaumont Health System, Chrysler Group LLC, General Motors Co., Trinity Health, St. John Providence Health System, Comerica Bank, and Lear Corp.  The Independence Green Apartments Property is within one mile of an interchange with I-696, a highway that provides access to the Detroit central business district.  As of 2013, the population and average household income of Oakland County are 1,218,936 people and $80,011, respectively. The population and average household income of Farmington Hills are 81,012 people and $81,462, respectively.

According to a market report, as of the third quarter of 2013, the Farmington Hills submarket had an average occupancy rate of 96.4% and average effective rental rate of $1,038 per unit. Further, as of the second quarter of 2013, Class B/C properties in the Farmington Hills submarket had an average occupancy rate of 96.0% and average effective rental rate of $833 per unit.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

INDEPENDENCE GREEN APARTMENTS

The following table presents certain information relating to the primary competition for the Independence Green Apartments Property:

Competitive Set

	Independence Green Apartments	Chatham Hills Apartments	Jamestown Apartments	Muirwood Apartments	Windemere Apartments
Location	Farmington Hills	Farmington	Farmington	Farmington Hills	Farmington Hills
Year Built	1969	1974	1972	1976-86	1986-93
Occupancy	97.1%	96.0%	98.0%	95.0%	97.0%
No. of Units	981	384	182	1,272	444
Unit Size (SF)	495-2,400	725-1,076	840-1,190	775-1,386	740-970
Rent per Unit	$505-$1,566	$675-$903	$805-$960	$853-$1,625	$635-$810
Rent per SF	$0.53-$1.52	$0.82-$0.93	$0.77-$0.98	$0.91-$1.17	$0.83-$0.86

	Drakeshire Apartments	Foxpointe Townhouses	Hunters Ridge Apartments	Covington Club Apartments & 33000 Covington Club Drive
Location	Farmington	Farmington Hills	Farmington Hills	Farmington Hills
Year Built	1975	1989	1971	1984-85
Occupancy	98.0%	98.0%	99.0%	100.0%
No. of Units	408	120	487	80
Unit Size (SF)	735-1,068	1,465-1,600	1,040-2,794	1,850-2,000
Rent per Unit	$735-$875	$1,353-$1,515	$890-$1,925	$2,400-$2,475
Rent per SF	$0.82-$1.00	$0.92-$0.95	$0.66-$1.01	$1.24-$1.30

Source: Appraisal.

■
The Borrower.  The borrower is Independence Green Associates, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Independence Green Apartments Loan.  The non-recourse carve-out guarantors are Alan Hayman and Andrew Hayman.

■
Escrows.  On the origination date, the borrower funded aggregate reserves of $4,347,972 with respect to the Independence Green Apartments Loan, comprised of (i) $4,000,000 for planned capital improvements related to the Independence Green Apartments Property; (ii) $339,890 for real estate taxes; and (iii) $8,082 for insurance premiums.

On each due date, the borrower is required to fund the following reserves with respect to the Independence Green Apartments Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period; (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period; and (iii) a replacement reserve in an amount equal to $24,525.

■
Renovation.  The Independence Green Apartments Loan documents required the borrower to complete approximately $44,000 of deferred maintenance on or before February 17, 2014, which was part of the borrower’s $8,781,900 capital improvement plan upon acquisition of the Independence Green Apartments Property.  The capital improvements include, but are not limited to, boiler and water heater repair, windows and sliding glass door repair, corridor upgrades, cabinet upgrades/replacements, camera and light installations and new appliances.  At closing, $4,000,000 was deposited with the lender in a lender controlled capital improvement reserve.  If the borrower fails to satisfy the conditions for the release of the capital improvements reserve set forth in the loan documents by November 19, 2016, then any funds on deposit in the capital improvements reserve will be held as additional collateral for the Independence Green Apartments Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

INDEPENDENCE GREEN APARTMENTS

■
Lockbox and Cash Management.  The Independence Green Apartments Loan requires a springing lockbox.  Following the first occurrence of an Independence Green Apartments Trigger Period (and, if such Independence Green Apartments Trigger Period has been caused by a reduction in the debt service coverage ratio, upon written notice to the borrower), the loan documents require the borrower to set up the lockbox account for the sole and exclusive benefit of the lender into which the borrower is required to deposit or cause to be deposited all revenue generated by the Independence Green Apartments Property.  The loan documents also require that the funds on deposit in the lockbox account be transferred on each business day to the borrower unless an Independence Green Apartments Trigger Period exists, in which case the funds are required to be transferred on each business day to the cash management account under the control of the lender.  On each due date during the continuance of a Independence Green Apartments Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after payment of debt service and funding of required monthly reserves for budgeted operating expenses, real estate taxes, insurance premiums and replacement reserves be reserved with the lender and held as additional collateral for the Independence Green Apartments Loan.  During the continuance of an event of default under the Independence Green Apartments Loan, the lender may apply any funds in the cash management account to amounts payable under the Independence Green Apartments Loan and/or toward the payment of expenses of the Independence Green Apartments Property, in such order of priority as the lender may determine.

An “Independence Green Apartments Trigger Period” means a period (a) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Independence Green Apartments Loan documents, and/or (ii) the debt service coverage ratio as calculated under the loan documents being less than 1.15x and (b) expiring, as applicable, upon (i) the cure (if applicable) of such event of default and/or (ii) the debt service coverage ratio being equal to or greater than 1.20x for two consecutive calendar quarters.

■
Property Management.  The Independence Green Apartments Property is currently managed by The Hayman Company, an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the borrower may terminate and replace the property manager without lender’s consent, so long as (i) no event of default under the Independence Green Apartments Loan documents has occurred and is continuing, (ii) the lender receives at least thirty days prior written notice, (iii) the applicable replacement property manager is reasonably approved by the lender in writing (such approval may be conditioned upon the lender’s receipt of Rating Agency Confirmation) and (iv) if the property manager being replaced is the Hayman Company, the guarantor is simultaneously replaced with a Satisfactory Replacement Guarantor and such replacement is otherwise permitted by REMIC requirements. Upon the occurrence of (i) a default by the property manager under the management agreement beyond any applicable cure period or (ii) the filing of a bankruptcy petition or a similar event with respect to the property manager, the lender may replace or, require the borrower to replace, the property manager with a new property manager selected by the lender and with respect to which Rating Agency Confirmation has been received.

“Satisfactory Replacement Guarantor” means either (i) NS Income Sub-REIT Corp., a Maryland corporation, so long as such entity (a) is controlled by NorthStar Real Estate Income Trust, Inc., a Maryland corporation, (b) has not suffered a material adverse effect on its business, profits, operations or condition (financial or otherwise) and (c) controls the borrower, or (ii) such other individual or entity that (a) has a net worth of not less than $19,200,000 (exclusive of the Independence Green Apartments Property), in the case of an individual, or $43,000,000 (exclusive of the Independence Green Apartments Property), in the case of an entity, (b) has a liquidity of not less than $6,000,000, (c) is acceptable to the Rating Agencies, (d) would be acceptable to a prudent lender of securitized mortgage loans, (e) is an affiliate of the borrower and (f) controls the borrower.

■	Mezzanine or Subordinate Indebtedness. Not Permitted.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

INDEPENDENCE GREEN APARTMENTS

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Independence Green Apartments Property, plus 18 months of business interruption coverage as calculated under loan documents in an amount equal to 100% of the projected gross income from the Independence Green Apartments Property (on an actual loss sustained basis) for a period continuing until the restoration of the Independence Green Apartments Property is completed and containing an extended period endorsement which provides for up to 6 months of additional coverage. The “all-risk’ insurance policy providing terrorism insurance is required to contain a deductible that is no higher than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

BILTMORE OFFICE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

BILTMORE OFFICE

CARTIFACT
Biltmore Office
817 West Peachtree Street Northwest
Atlanta, GA 30308
MIDTOWN
Georgia Institute of Technology
NORTH AVENUE
PONCE DE LEON AVE NE
NORTH AVE NW
Coca-Cola World HQ
Bauder College
Emory University Hospital Midtown
Central Park
Renaissance Park
OLD FOURTH WARD
CIVIC CENTER
St Luke's Episcopal Church
Twelve Hotel & Residences
W Atlanta Downtown
National Center for Civil and Human Rights
Georgia Aquarium
The World of Coca-Cola
Imagine It! Children's Museum
Hyatt Place
SunTrust Plaza
RALPH MCGILL BLVD NE
Atlanta Medical Center
HIGHLAND AVE NE
Hilton Garden Inn Downtown Atlanta
Centennial Olympic Park
Hyatt Regency
Atlanta Marriott Marquis
Hilton Atlanta
Georgia World Congress Centre
College Football Hall of Fame
Embassy Suites
Holiday Inn Atlanta
PEACHTREE CENTER
FREEDOM PKY NE
Double Tree by Hilton
Sheraton Atlanta
The Tabernacle
Hampton Inn & Suites
ELLIS ST NE
Georgia Dome
Georgia International Plaza
Philips Arena
CNN Center
Courtyard by Marriott
Glenn Hotel
DOWNTOWN
IRWIN ST NE
Martin Luther King Jr National Historic Site
SWEET AUBURN
DOME-GWCC PHILIPS ARENA
ATLANTA
ATLANTA STREETCAR (2014)
The King Center Freedom Hall
Woodruff Park
EDGEWOOD AVE SE
FIVE POINTS
Children's Healthcare of Atlanta
Selena S Butler Park
Georgia State University
Grady Memorial Hospital
MARTA
Fulton County Government Center
GEORGIA STATE
Georgia State Capitol
GARNETT
Atlanta City Hall
Rainbow Dog Park
University System of Georgia
MEMORIAL DR SW
MEMORIAL DR SE
Rosa L Burney Park
MECHANICSVILLE
Turner Field
Kennesaw
Marietta
Sandy Springs
Peachtree Corners
Duluth
Dunwoody
Norcross
Chamblee
Doraville
Lilburn
Smyrna
Mableton
Vinings
Austell
Decatur
Pine Lake
Atlanta
Redan
Lithonia
East Point
Hartsfield Jackson Atlanta Int'l Airport
Forest Park
Union City
Riverdale
Morrow
Fairburn
Stockbridge

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

BILTMORE OFFICE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Atlanta, Georgia	Cut-off Date Principal Balance	$36,000,000
Property Type	Mixed Use	Cut-off Date Principal Balance per SF	$126.65
Size (SF)	284,250	Percentage of Initial Pool Balance	3.5%
Total Occupancy as of 12/9/2013	87.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 12/9/2013	87.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1924 / 1999	Mortgage Rate	5.0370%
Appraised Value	$48,800,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	24
Underwritten Revenues	$6,232,426
Underwritten Expenses	$2,554,004	Escrows
Underwritten Net Operating Income (NOI)	$3,678,422	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,293,308	Taxes	$212,099	$42,420
Cut-off Date LTV Ratio	73.8%	Insurance	$0	$0
Maturity Date LTV Ratio	63.9%	Replacement Reserves(1)	$0	$11,863
DSCR Based on Underwritten NOI / NCF	1.58x / 1.41x	TI/LC(2)	$500,000	$0
Debt Yield Based on Underwritten NOI / NCF	10.2% / 9.1%	Other(3)	$128,810	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$36,000,000	100.0%	Loan Payoff	$31,896,100	88.6%
			Mezzanine Debt Payoff	2,323,005	6.5
			Closing Costs	849,594	2.4
			Reserves	840,909	2.3
			Principal Equity Distribution	90,392	0.3
Total Sources	$36,000,000	100.0%	Total Uses	$36,000,000	100.0%

(1)	Replacement reserves are capped at $427,051. See “—Escrows” below.
(2)	The TI/LC reserve is capped at $500,000. See “—Escrows” below.
(3)	Other reserve represents a deferred maintenance reserve. See “—Escrows” below.

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The Mortgage Loan.  The mortgage loan (the “Biltmore Office Loan”) is evidenced by a note in the original principal amount of $36,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a 284,250 SF mixed use building located in Atlanta, Georgia (the “Biltmore Office Property”).  The Biltmore Office Loan was originated by Goldman Sachs Mortgage Company on January 31, 2014 and represents approximately 3.5% of the Initial Pool Balance.  The note evidencing the Biltmore Office Loan has an outstanding principal balance as of the Cut-off Date of $36,000,000 and has an interest rate of 5.0370% per annum.  The borrower utilized the proceeds of the Biltmore Office Loan, among other things, to refinance the existing debt on the Biltmore Office Property.

The Biltmore Office Loan had an initial term of 120 months and has a remaining term of 119 months.  The Biltmore Office Loan requires monthly payments of interest only for the initial 24 months, followed by monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule.  The scheduled maturity date is the due date in February 2024.  Voluntary prepayment of the Biltmore Office Loan is prohibited prior to November 6, 2023.  Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

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The Mortgaged Property.  The Biltmore Office Property, built in 1924 and renovated in 1999, is an approximately 284,250 SF mixed use office/retail building located in Atlanta, Georgia at the intersection of West Peachtree Street NW and 5th Street NW.  The Biltmore Office Property consists of approximately 246,577 SF of office space, 21,119 SF of ballroom space, 12,978 SF of ground floor retail space, 3,574 SF of storage space and 276 parking spaces.  Additionally, the tenants have access to 362 additional parking spaces which are leased from neighboring properties by the borrower as follows; 300 parking spaces in an adjacent multifamily property and 62 parking spaces in an adjacent parking garage.  As of December 9, 2013, the Total Occupancy and Owned Occupancy were both 87.0%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

BILTMORE OFFICE

The following table presents certain information relating to the major tenants at the Biltmore Office Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

					% of Total	UW Base
	Credit Rating	Tenant	% of	UW Base	UW Base	Rent	Lease	Renewal /
Tenant Name	(Fitch/MIS/S&P)(1)	GLA	GLA	Rent	Rent	$ per SF	Expiration	Extension Options
Novare Events, LLC(2)	NR / NR / NR	21,518	7.6%	$603,698	11.2%	$28.30	2/1/2026	NA
Southstar Energy Services(3)	BBB+ / A3 / BBB+	30,203	10.6	603,154	11.2	19.97	10/31/2017	1, 5-year option
Kimley Horn and Associates	NR / NR / NR	17,053	6.0	386,421	7.2	22.66	12/31/2019	1, 5-year option
McKeon, Meunier, Carlin & Curfman, LLC	NR / NR / NR	14,766	5.2	346,853	6.4	23.49	2/29/2020	NA
Damballa, Inc.	NR / NR / NR	13,258	4.7	283,589	5.3	21.39	2/28/2015	NA
Endgame Systems Inc.	NR / NR / NR	12,640	4.4	280,987	5.2	22.23	3/31/2016	1, 5-year option
Novare Group Holdings, Inc.(4)	NR / NR / NR	14,328	5.0	271,440	5.0	19.97	4/30/2019	1, 5-year option
DirecPath LLC	NR / NR / NR	11,767	4.1	248,922	4.6	21.15	12/31/2016	NA
Highlands Marketing Group(5)(6)	NR / NR / NR	9,269	3.3	194,590	3.6	21.65	8/8/2020	1, 3-year option
NCR Corporation	NR / Ba3 / BB+	8,146	2.9	190,128	3.5	23.34	8/30/2015	1, 3-year option
Ten Largest Tenants		152,948	53.8%	$3,409,782	63.3%	$22.29
Remaining Tenants		94,250	33.2	1,979,243	36.7	21.00
Vacant		37,052	13.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		284,250	100.0%	$5,389,025	100.0%	$21.80

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Novare Events, LLC has approximately 183 SF of storage space which is not included in the calculation of UW Base Rent $ per SF.
(3)
Southstar Energy Services has the option to terminate their lease on 8/31/2015 by providing written notice on or before 11/30/2014 and paying a termination fee ($291,365).  Additionally, Southstar Energy Services has the option to terminate an approximately 4,914 SF space at any time during the lease term, with eight months prior written notice and subject to an initial termination fee ($24,694) to be reduced by 8% per annum over the lease term.

(4)	Novare Group Holdings, Inc. has approximately 737 SF of storage space which is not included in the calculation of UW Base Rent $ per SF.
(5)	Highlands Marketing Group has a one-time right to terminate the lease on 7/31/2016 upon six months’ prior written notice to the landlord.
(6)	Highlands Marketing Group has approximately 281 SF of storage space which is not included in the calculation of UW Base Rent $ per SF.

The following table presents certain information relating to the lease rollover schedule at the Biltmore Office Property:

Lease Expiration Schedule(1)

Year Ending	Expiring Owned	% of Owned	Cumulative % of	UW	% of Total UW	UW Base Rent	# of Expiring
December 31,	GLA	GLA	Owned GLA	Base Rent	Base Rent	$ per SF	Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$ 0.00	0
2014	37,539	13.2	13.2%	764,559	14.2	20.37	22
2015	31,129	11.0	24.2%	676,684	12.6	21.74	9
2016	44,669	15.7	39.9%	952,905	17.7	21.33	8
2017	39,652	13.9	53.8%	806,497	15.0	20.34	7
2018	14,228	5.0	58.8%	305,560	5.7	21.48	4
2019	30,644	10.8	69.6%	657,861	12.2	21.47	3
2020	24,035	8.5	78.1%	541,444	10.0	22.53	3
2021	0	0.0	78.1%	0	0.0	0.00	0
2022	0	0.0	78.1%	0	0.0	0.00	0
2023	3,784	1.3	79.4%	79,817	1.5	21.09	2
2024	0	0.0	79.4%	0	0.0	0.00	0
2025 & Thereafter	21,518	7.6	87.0%	603,698	11.2	28.06	3
Vacant	37,052	13.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	284,250	100.0%		$5,389,025	100.0%	$21.80	61

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

BILTMORE OFFICE

The following table presents certain information relating to historical leasing at the Biltmore Office Property:

Historical Leased %(1)
	2010	2011	2012
Owned Space	85.3%	82.4%	81.1%

(1)	As provided by the borrower which reflects average occupancy for the specified year.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Biltmore Office Property:

Cash Flow Analysis(1)
					Underwritten
	2011(2)	2012(2)	2013(2)	Underwritten(3)	$ per SF
Base Rent	$4,902,412	$4,743,843	$5,041,054	$5,389,025	$18.96
Overage Rent	0	0	26,596	26,596	0.09
Gross Up Vacancy	0	0	0	835,638	2.94
Total Rent	$4,902,412	$4,743,843	$5,067,651	$6,251,259	$21.99
Total Reimbursables	247,949	235,236	226,330	135,610	0.48
Parking Income	573,497	565,973	637,398	637,398	2.24
Other Income(4)	169,443	37,342	43,797	43,797	0.15
Less Vacancy & Credit Loss	0	0	0	(835,638)	(2.94)
Effective Gross Income	$5,893,301	$5,582,394	$5,975,175	$6,232,426	$21.93

Total Operating Expenses	$2,451,474	$2,515,593	$2,555,273	$2,554,004	$8.99

Net Operating Income	$3,441,827	$3,066,801	$3,419,902	$3,678,422	$12.94
TI/LC	0	0	0	242,989	0.85
Capital Expenditures	0	0	0	142,125	0.50
Net Cash Flow	$3,441,827	$3,066,801	$3,419,902	$3,293,308	$11.59

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	TI/LC and capital expenditures did occur but were excluded from the historical presentation. Historical cash flows were reviewed but not audited and provided by the borrower.
(3)	Underwritten cash flow based on contractual rents as of 12/9/2013 and rent steps through 2/28/2015.
(4)	Other income includes telecom income and other miscellaneous items.

■	Appraisal. According to the appraisal, the Biltmore Office Property had an “as-is” appraised value of $48,800,000 as of an effective date of December 17, 2013.

■
Environmental Matters. According to a Phase I environmental report, dated December 20, 2013, there are no recognized environmental conditions or recommendations for further action at the Biltmore Office Property other than a recommendation for an asbestos operations and maintenance (O&M) plan.

■
Market Overview and Competition.  The Biltmore Office Property is located within the Midtown/Pershing Point Submarket, which contains 6.2 million SF of office space with (i) a vacancy level of 13.4% as of year-end 2013 and (ii) rents that average $17.89 per SF for Class B properties.  The Biltmore Office Property’s competitive set in the submarket has a stabilized vacancy rate of 10.6% and rental rates ranging from of $18.80-$27.00 per SF as concluded by the appraiser.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

BILTMORE OFFICE

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Biltmore Office Property:

Office Lease Comparables(1)
	Biltmore Office	999 Peachtree Street	191 Peachtree Street NE	133 Peachtree Street	225 Peachtree S Tower NE	1175 Peachtree Street	1230 Peachtree Street
Year Built	1924	1987	1991	1982	1969	1969	1990
Total GLA	284,250	621,007	1,209,721	1,111,207	307,219	337,737	774,344
Total Occupancy	87.0%	NA	NA	NA	NA	NA	NA
Quoted Rent Rate per SF	NA	$27.00	$21.00	$24.00	$18.80	$23.00	$25.75
Expense Basis	Full Service	Full Service	Full Service	Full Service	Full Service	Full Service	Full Service

(1)	Source: Appraisal.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the Biltmore Office Property:

Office Sales Comparables(1)
Property Name	City / State	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price per SF	Occupancy
Biltmore Office	Atlanta, GA	NAP	1924	284,250	NA	NA	87%
999 Peachtree	Atlanta, GA	July 2013	1987	621,007	$157,900,000	$254.26	95%
Tower Place 200	Atlanta, GA	January 2013	1998	259,096	$56,000,000	$216.14	83%
Platinum Tower	Atlanta, GA	January 2013	1987	312,591	$48,100,000	$153.88	94%
Prominence in Buckhead	Atlanta, GA	August 2012	1999	424,309	$100,000,000	$235.68	92%
Ten Peachtree Place	Atlanta, GA	May 2012	1989	258,917	$61,400,000	$237.14	100%
The Lenox Building	Atlanta, GA	March 2012	1987	348,152	$59,290,300	$170.30	74%

(1)	Source: Appraisal.

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The Borrower.  The borrower is 817 West Peachtree Street, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Biltmore Office Loan. James R. Borders is the non-recourse carveout guarantor under the Biltmore Office Loan.

■
Escrows. At origination, the borrower funded (i) an escrow reserve in the amount of $212,099 in respect of taxes, (ii) a tenant improvement and leasing commission reserve in the amount of $500,000 and (iii) a deferred maintenance reserve in the amount of $128,810.  On each due date, the borrower will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve-month period, unless in the case of insurance premiums and absent an event of default under the Biltmore Office Loan, the required insurance is being provided under a blanket policy and the borrower provides evidence that the coverage limits are consistent with those required under the Biltmore Office Loan and the insurance premiums for the policy year have been paid in full, (ii) after borrower draws upon the tenant improvement and leasing commission reserve, a monthly reserve in an amount equal to $23,687 to the extent necessary to replenish the tenant improvement and leasing commission reserve, subject to a cap of $500,000, and (iii) a capital expenditure reserve in an amount equal to $11,863, subject to a cap of $427,051.

In addition, on each due date during the continuance of a Southstar Trigger Period, the Biltmore Office Loan documents require that all amounts on deposit in the cash management account, after payment of debt service, required reserves and budgeted operating expenses, be held in a tenant improvement and leasing commission reserve in respect of the Southstar space, which is separate and apart from the tenant improvement and leasing commission reserve referenced in the immediately preceding paragraph.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

BILTMORE OFFICE

“Southstar Trigger Period” means the period (a) commencing on the date that Southstar Energy Services, LLC (“Southstar”) timely exercises its termination option for all or a material portion of the Southstar space in accordance with the terms and conditions of the Southstar lease and (b) ending upon the earlier to occur of (i) the aggregate of the annual rent payable pursuant to the Southstar lease (to the extent the Southstar lease remains in effect for a portion of the Southstar space) and the annual rent payable pursuant to each approved substitute lease for any portion of the Southstar space is equal to or greater than 90% of the annual rent payable pursuant to the Southstar lease as of the origination date; or (ii) the net operating income for the Biltmore Office Property is equal to or greater than $3,663,391 for the prior twelve month period as of the end of any fiscal quarter first occurring at least nine months from the occurrence of the event set forth in clause (a) of this definition.

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Lockbox and Cash Management. The Biltmore Office Loan requires a hard lockbox, which is already in place.  The Biltmore Office Loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account.  The Biltmore Office Loan documents also require that all revenues relating to the Biltmore Office Property and all other money received by the borrower or any property manager with respect to the Biltmore Office Property (other than tenant security deposits) be deposited into the lockbox account or, if there is an ongoing Biltmore Office Cash Management Period, the lockbox account or a lender-controlled cash management account, in each case within one business day after receipt.  During the continuance of a Biltmore Office Cash Management Period, all amounts in the lockbox account are required to be swept on a daily basis to the cash management account.  So long as no Biltmore Office Cash Management Period is ongoing, all amounts in the lockbox account will be swept on a daily basis to a borrower-controlled operating account.  During the continuance of an event of default under the Biltmore Office Loan, all amounts in the operating account are required to be swept into the cash management account.

On each due date during a Biltmore Office Cash Management Period that is not a Southstar Trigger Period or, at the lender’s discretion, during an event of default under the Biltmore Office Loan, the Biltmore Office Loan documents require that all amounts on deposit in the cash management account, in excess of the amount required on the next due date to pay debt service, required reserves and operating expenses are to be held in an excess cash flow reserve as additional collateral for the Biltmore Office Loan.  On each due date during a Southstar Trigger Period, the Biltmore Office Loan documents require that all amounts on deposit in the cash management account, in excess of the amount required on the next due date to pay debt service, required reserves and operating expenses are to be held in a leasing commission and tenant improvement reserve in respect of the Southstar space, which is separate and apart from the tenant improvement and leasing commission reserve established at closing.  If no event of default is continuing, all amounts in the excess cash flow reserve account will be swept into the operating account on the first due date after the borrower delivers evidence that no Biltmore Office Trigger Period is then continuing.

During the continuance of an event of default under the Biltmore Office Loan, the lender may apply all funds on deposit in any of the accounts included in the collateral for the Biltmore Office Loan to amounts payable under the Biltmore Office Loan and/or toward the payment of expenses of the Biltmore Office Property, in such order of priority as the lender may determine.

A “Biltmore Office Cash Management Period” means any period (i) commencing on a Biltmore Office Trigger Period and ending upon the end of such Biltmore Office Trigger Period or (ii) commencing upon an event of default and ending upon the end of such event of default as determined by the lender in its reasonable discretion.

“Biltmore Office Trigger Period” means the period (a) commencing as of the conclusion of any twelve-month period (ending on the last day of any fiscal quarter) during which net operating income is less than $3,113,882 and ending at the conclusion of the second of any two twelve-month periods ending in consecutive fiscal quarters thereafter during each of which net operating income is equal to or greater than $3,113,882; (b) commencing upon the borrower’s failure to deliver certain financial reports and ending when such financial reports are delivered; or (c) upon the occurrence and during the continuation of a Southstar Trigger Period.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

BILTMORE OFFICE

■
Property Management.  The Biltmore Office Property is managed by Homeowners Advantage, LLC pursuant to a management agreement.  Under the Biltmore Office Loan documents, the Biltmore Office Property must remain managed by (i) Homeowners Advantage, LLC or any affiliate of James R. Borders, in each case for as long as either (a) such entity is controlled by James R. Borders or (b) to the extent that James R. Borders’ estate is a qualified equityholder meeting certain net worth criteria under the Biltmore Office Loan, such entity remains under the day-to-day control of the same key individuals that are in control prior to James R. Borders’ death or incapacity or (ii) any other management company approved by the lender and with respect to which the lender has received Rating Agency Confirmation.  During the continuance of an event of default under the Biltmore Office Loan, or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, or during the continuance of a material default by a property manager under the related management agreement (after the expiration of any applicable notice and/or cure periods), or if a property manager files for or is the subject of a petition in bankruptcy, or if a trustee or receiver is appointed for a property manager’s assets or a property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent, the lender has the right to replace, or require the borrower to replace, such property manager with a property manager selected by the lender.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Biltmore Office Property, plus eighteen months of rental loss and/or business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Biltmore Office Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the Biltmore Office Loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either such case, terrorism insurance may not have a deductible in excess of $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Biltmore Office Property are separately allocated to the Biltmore Office Property and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RIS PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RIS PORTFOLIO

CARTIFACT
Inverness
Eustis
Leesburg
Sanford
Florida's Turnpike
Apopka
Bushnell
Oviedo
Ocoee
Brooksville
Groveland
Orlando
GULF OF MEXICO
Spring Hill
Dade City
Bayonet Point
Hunters Creek
Kissimmee
St Cloud
New Point Richey
Zephyrhills
FLORIDA
Holiday
Tarpoon Springs
Poinciana
Haines City
Palm Harbor
Lakeland
Winter Haven
Dunedin
Clearwater
Tampa
Brandon
Bartow
Frostproof
Largo
St. Petersburg
Fort Meade
Ruskin
Parrish
Avon Park
Wauchula
Bradenton
Sebring
Sarasota
Arcadia

RIS PORTFOLIO

	Property Name	Address	City	State	Zip Code
1	Westchase Town Center	9520-9664 West Linebaugh Avenue	Tampa	Florida	33626
2	The Gateway	1483-1525 East Osceola Parkway	Kissimmee	Florida	34744
3	Hunters Creek	13651 Hunters Oak Drive	Orlando	Florida	32837
4	East Colonial	12014 East Colonial Drive	Orlando	Florida	32826
5	Sanford Towne Center	2440 South French Avenue	Sanford	Florida	32771
6	Osceola Gateway	3150-3176 Bill Beck Boulevard	Kissimmee	Florida	34744
7	5th 3rd at Westchase	9450 West Linebaugh Avenue	Tampa	Florida	33626
8	Sarasota Palms	8756-8794 South Tamiami Trail	Sarasota	Florida	34238

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RIS PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	8	Loan Seller		MC-Five Mile
Location (City/State)	Various	Cut-off Date Principal Balance		$31,000,000
Property Type	Various	Cut-off Date Principal Balance per SF		$149.89
Size (SF)	206,825	Percentage of Initial Pool Balance		3.1%
Total Occupancy as of 1/1/2014(1)	87.9%	Number of Related Mortgage Loans		None
Owned Occupancy as of 1/1/2014 (1)	87.9%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / 2006	Mortgage Rate		4.8800%
Appraised Value	$53,100,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
Underwritten Revenues	$4,586,986
Underwritten Expenses	$1,351,009	Escrows
Underwritten Net Operating Income (NOI)	$3,235,976		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,042,921	Taxes	$113,845	$37,948
Cut-off Date LTV Ratio	58.4%	Insurance	$89,112	$11,477
Maturity Date LTV Ratio(2)	50.6%	Replacement Reserves	$0	$3,370
DSCR Based on Underwritten NOI / NCF	1.64x / 1.54x	TI/LC(3)	$150,000	$16,852
Debt Yield Based on Underwritten NOI / NCF	10.4% / 9.8%	Other(4)	$141,089	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$31,000,000	100.0%	Loan Payoffs	$24,976,770	80.6%
			Principal Equity Distribution	4,542,969	14.7
			Closing Costs	986,216	3.2
			Reserves	494,045	1.6
Total Sources	$31,000,000	100.0%	Total Uses	$31,000,000	100.0%

(1)	Reflects tenants in occupancy as of January 31, 2014 plus three tenants representing 7,980 SF that have executed leases and are expected to take occupancy on or before June 12, 2014.
(2)
Maturity Date LTV Ratio is calculated utilizing the “as-stabilized” appraised value of $54,100,000.  The Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value is 51.5%. See “-Appraisal” below.

(3)	TI/LC reserve is capped at $300,000.
(4)	Other upfront reserve represents a deferred maintenance reserve.

■
The Mortgage Loan.  The mortgage loan (the “RIS Portfolio Loan”) is evidenced by a note in the original principal amount of $31,000,000 and is secured by first mortgages encumbering six retail properties, one mixed use property and the fee interest in one ground-leased outparcel property (the “RIS Portfolio Properties”) located in Central Florida.  The RIS Portfolio Loan was originated by MC-Five Mile Commercial Mortgage Finance LLC on February 12, 2014 and represents approximately 3.1% of the Initial Pool Balance.  The note evidencing the RIS Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $31,000,000 and has an interest rate of 4.8800% per annum.  The proceeds of the RIS Portfolio Loan were used to refinance existing debt on the RIS Portfolio Properties, pay closing costs and fund reserves with the remaining balance distributed to the principals of the borrowers of the RIS Portfolio Loan.

The RIS Portfolio Loan had an initial term of 120 months and has a remaining term of 120 months.  The RIS Portfolio Loan requires monthly payments of interest only for the initial 36 months, followed by monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule.  The scheduled maturity date is March 6, 2024.  Voluntary prepayment of the RIS Portfolio Loan is permitted on or after the first due date following the second anniversary of the securitization Closing Date with the payment of yield maintenance.  No yield maintenance is required in connection with any voluntary prepayment on or after December 6, 2023.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RIS PORTFOLIO

■
The Mortgaged Property.  The RIS Portfolio consists of six retail properties, one mixed use property and the fee interest in one ground-leased outparcel property totaling approximately 206,825 SF, with appurtenant improvements containing approximately 1,131 parking spaces. Out of the eight properties, six were constructed by the borrowers within the last ten years.  The RIS Portfolio Properties are located in Tampa, Sarasota, Sanford, Kissimmee and Orlando, Florida.  One of the eight properties is anchored by Save-A-Lot, and two other properties are shadow anchored by a Walmart Supercenter.  A fourth property is an outparcel that is ground-leased to Fifth Third Bank. The remaining four properties do not have an anchor tenant.  The three largest tenants based on base rent are Fifth Third Bank, Panera Bread, and World of Beer.  As of January 1, 2014, the Total and Owned Occupancy reported by the related borrowers was 87.9% which includes three tenants representing 7,980 SF that have executed leases and are expected to take occupancy on or before June 12, 2014.

The following table presents certain information relating to the RIS Portfolio Properties:

Property Name	City	State	Total GLA	Occupancy(1)	Cut-off Date Allocated Loan Amount	% of Cut- off Date Allocated Loan Amount	Year Built / Renovated	Appraised Value	UW NCF	UW NCF $ per SF
Westchase Town Center	Tampa	FL	58,524	90.0%	$9,503,489	30.7%	2006 / NAP	$16,400,000	$984,379	$16.82
The Gateway	Kissimmee	FL	30,955	65.4%	4,973,750	16.0	2008 / NAP	10,500,000	498,576	$16.11
Hunters Creek	Orlando	FL	16,398	91.3%	4,102,707	13.2	2006 / NAP	6,100,000	387,051	$23.60
East Colonial	Orlando	FL	16,609	100.0%	3,234,995	10.4	2006 / NAP	4,500,000	295,591	$17.80
Sanford Towne Center	Sanford	FL	41,367	100.0%	2,897,318	9.3	1958-1989 / 2006	4,500,000	332,814	$8.05
Osceola Gateway	Kissimmee	FL	22,664	87.0%	2,589,399	8.4	2008 / NAP	4,000,000	178,183	$7.86
5th 3rd at Westchase(2)	Tampa	FL	4,604	100.0%	1,869,476	6.0	NAP	3,600,000	175,679	$38.16
Sarasota Palms	Sarasota	FL	15,704	74.2%	1,828,866	5.9	2004 / NAP	3,500,000	190,648	$12.14
Total / Wtd. Avg.			206,825	87.9%	$31,000,000	100.0%		$53,100,000	$3,042,921	$14.71

(1)	Reflects tenants in occupancy as of January 31, 2014 plus three tenants totaling 7,980 SF that have executed leases and are expected to take occupancy on or before June 12, 2014.
(2)	5th 3rd at Westchase is an outparcel ground leased to Fifth Third Bank.

The following table presents certain information relating to the major tenants at the RIS Portfolio Properties:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent (2)	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF (3)	Occupancy Cost(3)(4)	Renewal / Extension Options
Fifth Third Bank	A / Baa1 / BBB+	4,604	2.2%	$181,500	4.9%	$39.42	1/31/2028	NA	NA	NA
Panera Bread(5)	NR / NR / NR	5,752	2.8	140,924	3.8	24.50	5/31/2021	$398	7.4%	3, 5-year options
World of Beer (6)	NR / NR / NR	3,136	1.5	135,889	3.7	43.33	12/31/2016	$910	5.7%	2, 5-year options
Save-A-Lot	CCC+/ Caa1 / B+	16,946	8.2	134,551	3.6	7.94	11/30/2016	$384	3.0%	4, 5-year options
AMSCOT (Hunters Creek)	NR / NR / NR	3,284	1.6	133,856	3.6	40.76	2/28/2017	NA	NA	2, 5-year options
Anytime Fitness(7)	NR / NR / NR	5,000	2.4	120,000	3.2	24.00	12/31/2014	NA	NA	2, 5-year options
Denny's	NR / NR / NR	4,450	2.2	114,988	3.1	25.84	2/28/2019	$352	8.8%	6, 5-year options
Zen Sushi	NR / NR / NR	2,670	1.3	86,642	2.3	32.45	9/24/2016	NA	NA	2, 5-year options
Broadway Pizza	NR / NR / NR	4,200	2.0	86,520	2.3	20.60	2/28/2018	NA	NA	2, 5-year options
AMSCOT (Towne Center)	NR / NR / NR	3,130	1.5	86,482	2.3	27.63	12/31/2016	NA	NA	NA
Ten Largest Owned Tenants		53,172	25.7%	$1,221,351	32.9%	$22.97
Remaining Owned Tenants		128,669	62.2	2,486,228	67.1	19.32
Vacant Spaces (Owned Space)		24,984	12.1	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		206,825	100.0%	$3,707,579	100.0%	$20.39

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant GLA and UW Base Rent combines tenants at multiple locations.
(3)	Tenant Sales and occupancy costs for Panera Bread, World of Beer and Denny’s are as of December 31, 2012. Tenant Sales for Save-A-Lot are estimates for 2013 based on a TD Linx report.
(4)	Occupancy Costs are based on tenant locations which provide sales information and are calculated based on gross rents including underwritten reimbursements.
(5)	This location is a Panera Bread franchise. The franchisee is Covelli Family Ltd. Partnership II.
(6)	Includes two World of Beer suites at the Westchase Property (World of Beer: 1,936 SF, base rent of $43.11 PSF, and World of Beer Expansion Space: 1,200 SF, base rent of $43.69 PSF).
(7)	Includes two Anytime Fitness suites at the Westchase Property (Anytime Fitness: 4,000 SF, base rent of $24.00 PSF, and Anytime Fitness Expansion Space: 1,000 SF, base rent of $24.00 PSF).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RIS PORTFOLIO

The following table presents certain information relating to the lease rollover schedule at the RIS Portfolio Properties:

  Lease Expiration Schedule(1)(2)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	13,193	6.4%	6.4%	$114,559	3.1%	$8.68	5
2014	20,283	9.8	16.2%	486,969	13.1	24.01	11
2015	10,911	5.3	21.5%	229,495	6.2	21.03	6
2016	54,567	26.4	47.8%	1,096,725	29.6	20.10	19
2017	25,916	12.5	60.4%	476,206	12.8	18.37	10
2018	26,955	13.0	73.4%	523,689	14.1	19.43	15
2019	14,789	7.2	80.6%	298,648	8.1	20.19	5
2020	0	0.0	80.6%	0	0.0	0.00	0
2021	7,358	3.6	84.1%	174,650	4.7	23.74	2
2022	0	0.0	84.1%	0	0.0	0.00	0
2023	25	0.0	84.1%	15,900	0.4	636.00	1
2024	1,400	0.7	84.8%	30,100	0.8	21.50	1
2025 & Thereafter	6,444	3.1	87.9%	260,638	7.0	40.45	2
Vacant	24,984	12.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	206,825	100.0%		$3,707,579	100.0%	$20.39	77

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Reflects tenants in occupancy as of January 31, 2014 plus three tenants totaling 7,980 SF that have executed leases and are expected to take occupancy on or before June 12, 2014.

The following table presents certain information relating to historical leasing at the RIS Portfolio Properties:

Historical Leased %(1)
	2011	2012	2013	As of 1/1/2014(2)
Owned Space	84.0%	86.8%	90.5%	87.9%

(1)	As provided by the borrower and represents average occupancy for the specified year.
(2)	Reflects tenants in occupancy as of January 31, 2014 plus three tenants totaling 7,980 SF that have executed leases and are expected to take occupancy on or before June 12, 2014.

■	Operating History and Underwritten Net Cash Flow. The following table presents the Underwritten Net Cash Flow for the RIS Portfolio Properties:

Cash Flow Analysis
	2010	2011	2012	TTM 11/30/2013	Underwritten(1)	Underwritten $ per SF
Base Rent (2)	$2,876,207	$3,100,345	$3,226,530	$3,408,802	$4,216,483	$20.39
Rent Steps	0	0	0	0	32,769	0.16
Mark-to-Market	0	0	0	0	(50,807)	(0.25)
Total Rent	$2,876,207	$3,100,345	$3,226,530	$3,408,802	$4,198,445	$20.30
Total Reimbursable	683,955	795,467	851,483	909,438	1,185,207	5.73
Other Income	32,895	20,325	7,674	6,444	6,444	0.03
Vacancy & Credit Loss	0	0	0	0	(803,110)	(3.88)
Effective Gross Income	$3,593,057	$3,916,137	$4,085,687	$4,324,685	$4,586,986	$22.18

Total Operating Expenses	$1,308,829	$1,283,755	$1,259,108	$1,320,508	$1,351,009	$6.53

Net Operating Income	$2,284,229	$2,632,381	$2,826,580	$3,004,176	$3,235,976	$15.65
TI/LC	0	0	0	0	152,611	0.74
Capital Expenditures	0	0	0	0	40,445	0.20
Net Cash Flow	$2,284,229	$2,632,381	$2,826,580	$3,004,176	$3,042,921	$14.71

(1)	Underwritten cash flow based on the January 1, 2014 rent roll with rent steps through May 31, 2014.
(2)	Underwritten base rent is based on gross potential income and includes vacant space grossed per the appraiser’s concluded market rents.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RIS PORTFOLIO

■
Appraisal.  According to the appraisals, the RIS Portfolio Properties had an “as-is” appraised value of $53,100,000 as of December, 2013.  In three of the properties, Osceola Gateway, Sarasota Palms and Westchase Town Center, the appraiser provided “as-stabilized” values.  The total “as-stabilized” values plus the “as-is” values from the remaining properties equaled $54,100,000.

■
Environmental Matters.  According to the Phase I reports dated December 17, 2013 and February 3, 2014, there are no recommendations for further action at any of the RIS Portfolio Properties other than one Operation and Maintenance plan for asbestos-containing materials at Sanford Towne Center, which was required to be put in place at origination.

■
Market Overview.  The RIS Portfolio Loan is secured by six retail properties, one mixed use property, and the fee interest in one ground-leased outparcel property located throughout the Tampa, Orlando and Sarasota markets in central Florida.  The properties are situated on major thoroughfares and are surrounded by newer residential and complementary retail development.  Populations within five-mile radii of the subject properties range from 72,525 to 211,469 with projected increases from 1.9% to 7.7% over the next five years.  Furthermore, the average household incomes within five-mile radii of the subject properties range from $46,391 to $68,287, compared to the state of Florida average household income of $59,951.  The appraisals concluded stabilized market vacancies of 5.0%.  Physical vacancies at the RIS Portfolio Properties reported by the related borrowers ranged from 0.0% to 34.6%.

■
The Borrowers. There are eight co-borrowers of the RIS Portfolio Loan, each of which is a single-purpose, Delaware limited liability company.  The RIS Portfolio Loan co-borrowers are: The Avenue at Westchase II, LLC, 5th 3rd at Westchase, LLC, Shoppes at East Colonial, LLC, Hunter’s Creek Shoppes, LLC, Sarasota Palms Plaza, LLC, The Gateway to Osceola, LLC, Osceola Gateway LLC and Florida Retail Specialists, LLC.  Legal counsel for the borrowers delivered a single non-consolidation opinion for all of the co-borrowers. Except for Florida Retail Specialists, LLC (which is owned by Alan Charron and Robert Kaplus), the co-borrowers are each owned by Retail Investment Specialists, LLC, a Delaware limited liability company that is wholly owned by Alan Charron and Robert Kaplus, the non-recourse carveout guarantors of the RIS Portfolio Loan.  One of the co-borrowers, Sarasota Palms Plaza, LLC, is part of a condominium regime whereby it shares access roadways, parking area, utility feeds and other common site elements with a separate single-tenant retail store that is owned by a third party and located directly behind the collateral for Sarasota Palms.  Sarasota Palms Plaza, LLC controls two out of the possible three seats on the Board of Directors of the condominium association.  The condo board provided a clean condominium estoppel with standard lender protections including consent and notice and cure rights and the ability to control insurance proceeds.  Furthermore, Lender has the right to require that the Sarasota Palms Plaza, LLC maintain insurance in excess of the insurance maintained by the condominium.  No on-going assessments are owed by the Sarasota Palms Plaza, LLC.

■
Escrows.  On the origination date, the borrowers funded aggregate reserves of $494,045 with respect to the RIS Portfolio Properties, comprised of (i) $113,845 for real estate taxes, (ii) $89,112 for insurance, (iii) $150,000 for a rollover reserve, and (iv) $141,089 for required repairs reserve which represents 125% of the amount recommended by the engineer in the property condition assessments.

On each due date, the borrowers are required to fund the following reserves: (a) one-twelfth of the real estate taxes and other charges that will be payable during the next ensuing 12 months, in order to accumulate sufficient funds to pay all the real estate taxes at least 30 days prior to their respective due dates, and (b) one-twelfth of the insurance premiums that will be payable for the renewal of the coverage afforded by the insurance policies upon the expiration thereof in order to accumulate sufficient funds to pay all such insurance premiums at least 30 days prior to the expiration of the insurance policies.

Further, the borrowers are required to escrow of $3,370 per month ($0.20 PSF or $40,439 per year) for replacement reserves.  This exceeds the conclusion IVI Assessment Services, Inc. noted in their Property Condition Reports of $0.13 PSF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RIS PORTFOLIO

In addition, on-going monthly TI/LC reserves of $16,852 will be escrowed over the life of the loan, capped at $300,000.  In the event the TI/LC reserve balance falls below $150,000, the monthly escrow shall immediately restart until the cap is reached.

■
Lockbox and Cash Management. The RIS Portfolio Loan is structured with a springing lockbox and springing cash management.  The cash management is triggered upon the following: (i) event of default, (ii) debt service coverage ratio below 1.25x for two consecutive quarters, or (iii) if, on or prior to December 6, 2023, the related borrowers do not provide a duly executed commitment letter to refinance the RIS Portfolio Loan meeting certain requirements more fully set forth in the documents governing the RIS Portfolio Loan.  The loan documents also require that all rents received by the borrowers or the property manager, during a trigger period, be immediately deposited into a lockbox account.  During the continuance of an event of default or trigger period, all amounts in the lockbox account or operating account are required to be swept to a lender-controlled cash management account daily.  On each due date during a trigger period, provided no event of default is continuing, the loan documents require that all amounts on deposit in the cash management account be used to pay tax and insurance escrows, debt service, required reserves and operating expenses and all remaining amounts will be reserved in an excess cash flow reserve account.  If no trigger period or event of default is continuing, all amounts in the excess cash flow reserve account will be remitted as directed by the borrowers.  During the continuance of an event of default, the lender may apply all funds on deposit in the cash management account to amounts payable under the RIS Portfolio Loan in such order of priority as the lender may determine.

■
Property Management. The RIS Portfolio Properties are managed by Real Property Specialists, Inc., an affiliate of the borrowers, pursuant to management agreements between each borrower and the management company.  Under the loan documents, the RIS Portfolio Properties may not be managed by any other party, other than a reputable and experienced management organization (which may be an affiliate of the RIS Portfolio Loan borrowers) possessing experience in managing properties similar in size, scope, use and value as the RIS Portfolio Properties, as determined in accordance with the RIS Portfolio Loan documents, and pursuant to an agreement either in the form of the existing management agreement or one reasonably acceptable to the holder of the RIS Portfolio Loan and with respect to which a rating agency confirmation has been received.  The lender may require the borrowers to replace the property manager if (i) the debt service coverage ratio (determined in accordance with the RIS Portfolio Loan documents) for the immediately preceding two calendar quarters is less than 1.0x, (ii) an event of default occurs and is continuing under the RIS Portfolio Loan documents, (iii) the property manager becomes bankrupt or insolvent, or (iv) a material default by the property manager occurs under the management agreement beyond any applicable grace and cure periods.

■
Release of Collateral.  Provided no event of default is then continuing under the RIS Portfolio Loan, the loan documents permit a partial release of one or more of the individual properties during any period when prepayment of the RIS Portfolio Loan in full is permitted, subject to certain conditions, including, without limitation, the following: (i) the borrowers prepay the loan in an amount equal to the greater of (I) 125% of the allocated loan amount with respect to such property, and (II) an amount such that, after giving effect to such release and related partial prepayment, (A) the debt service coverage ratio for the RIS Portfolio Loan with respect to the remaining properties is not  less than the greater of (x) 1.60x, and (y) the debt service coverage ratio with respect to both the released property and the remaining properties immediately prior to the proposed release; (B) the debt yield with respect to the remaining properties is not less than the greater of (x) 10.25%, and (y) the debt yield with respect to both the released property and the remaining properties immediately prior to the proposed release; and (C) the loan to value ratio for the remaining properties shall not exceed the lesser of (x) 58.5%, and (y) the loan to value ratio for both the released property and the remaining properties immediately prior to the proposed release; (ii) the borrowers pay the yield maintenance premium with respect to the amount being prepaid and (iii) if required by the Pooling and Servicing Agreement, a rating agency confirmation and satisfaction of the REMIC valuation test.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RIS PORTFOLIO

■	Terrorism Insurance. The property, liability and business interruption insurance coverage required to be maintained under the RIS Portfolio Loan documents is required to include coverage for losses due to any peril now or hereafter included within the classification of damage caused by war and the acts of terrorists, including nuclear, biological and/or chemical acts of terrorists, including both certified and non-certified acts of terrorists and foreign and domestic acts of terrorists. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

136-138 WEST 34TH STREET

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

136-138 WEST 34TH STREET

136-138 West 34th Street
136-138 West 34th Street
New York, NY 10001
GARMENT DISTRICT
MIDTOWN SOUTH
KOREA TOWN
FLATIRON DISTRICT
W 42ND STREET
E 42ND STREET
W 34TH STREET
E 34TH STREET
E 23RD STREET
NINTH AVENUE
EIGHTH AVENUE
SEVENTH AVENUE
BROADWAY
SIXTH AVENUE (AVENUE OF THE AMERICAS)
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE
TIMES SQUARE
BRYANT PARK
NEW YORK PUBLIC LIBRARY
GRAND CENTRAL TERMINAL
MET LIFE BUILDING
EMPIRE STATE BUILDING
MADISON SQUARE GARDEN
PENN STATION
MACY'S
HOTEL PENNSYLVANIA
MADISON SQUARE PARK
FLATIRON BLDG
CARTIFACT
West New York
Union City
Hoboken
Jersey City
New York
MANHATTAN
QUEENS
BROOKLYN
ASTORIA
MIDTOWN
Central Park
Hudson River
East River

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

136-138 WEST 34TH STREET

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance		$30,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$1,200.00
Size (SF)	25,000	Percentage of Initial Pool Balance		3.0%
Total Occupancy as of 1/2/2014	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 1/2/2014	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1902, 1910 / 1987	Mortgage Rate		4.8400%
Appraised Value	$61,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
Underwritten Revenues	$3,823,179
Underwritten Expenses	$761,422	Escrows
Underwritten Net Operating Income (NOI)	$3,061,757		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,963,509	Taxes	$156,795	$52,265
Cut-off Date LTV Ratio	49.2%	Insurance	$0	$0
Maturity Date LTV Ratio	49.2%	Replacement Reserves	$0	$313
DSCR Based on Underwritten NOI / NCF	2.08x / 2.01x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.2% / 9.9%	Other(1)	$125,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$30,000,000	99.8%	Principal Equity Distribution	$24,653,751	82.0%
Other Sources	60,000	0.2	Loan Payoff	4,186,352	13.9
			Closing Costs	826,428	2.7
			Reserves	281,795	0.9
			Other Uses	111,674	0.4
Total Sources	$30,060,000	100.0%	Total Uses	$30,060,000	100.0%

(1)	Other reserves represent a tenant improvement reserve required to be paid by the borrower pursuant to the terms of the Sprint lease ($125,000). See “–Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “136-138 West 34th Street Loan”) is evidenced by a note in the original principal amount of $30,000,000 and is secured by a first mortgage encumbering the borrower’s fee interest in a retail center located in New York, New York (the “136-138 West 34th Street Property”).  The 136-138 West 34th Street Loan was originated by Citigroup Global Markets Realty Corp. on January 2, 2014 and represents approximately 3.0% of the Initial Pool Balance.  The 136-138 West 34th Street Loan has an outstanding principal balance as of the Cut-off Date of $30,000,000 and an interest rate of 4.8400% per annum.  The proceeds of the 136-138 West 34th Street Loan were used to refinance debt encumbering the 136-138 West 34th Street Property and to return equity to the sponsor.

The 136-138 West 34th Street Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date.  The 136-138 West 34th Street Loan requires interest only payments during the entire term of the 136-138 West 34th Street Loan.  The scheduled maturity date is the due date in January 2024. Voluntary prepayment of the 136-138 West 34th Street Loan is permitted on or after the due date in October 2023.  Defeasance of the 136-138 West 34th Street Loan with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America or other obligations which are “government securities” permitted under the loan documents, is permitted at any time after the second anniversary of the securitization Closing Date.

■
The Mortgaged Property. The 136-138 West 34th Street Property is a 25,000 SF retail center located in New York City.  The 136-138 West 34th Street Property is comprised of two adjacent, five-story, 12,500 SF, single tenant retail buildings. The 136 West 34th Street building is 100% leased to Kay Jewelers through December 31, 2024.  The 138 West 34th Street building is 100% leased to Sprint through November 30, 2023.  As of January 2, 2014, the Total Occupancy and Owned Occupancy were both 100.0%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

136-138 WEST 34TH STREET

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the 136-138 West 34th Street Property:

Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/ S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Sterling Jewelers Inc., d/b/a Kay Jewelers(3)	NR / NR / NR	12,500	50.0%	$1,836,000	51.9%	$146.88	12/31/2024	$2,136	6.9%	NA
Sprint Spectrum Realty Company, L.P.(4)	B+ / Ba3 / BB-	12,500	50.0	1,700,000	48.1	136.00	11/30/2023	NA	NA	1, 5-year option
Largest Owned Tenants		25,000	100.0%	$3,536,000	100.0%	$141.44
Remaining Owned Tenants		0	0.0	0	0.0	0.00
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		25,000	100.0%	$3,536,000	100.0%	$141.44

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sales are as of December 31, 2012.
(3)	UW Base Rent for Sterling Jewelers Inc., d/b/a Kay Jewelers is calculated using the actual scheduled increases through May 1, 2014 of $136,000.
(4)	Sprint Spectrum Realty Company, L.P. has the option to terminate its lease at any time after the end of the seventh lease year with 12 months notice and the payment of a $1,166,058 termination fee.

The following table presents certain information relating to the lease rollover schedule at the 136-138 West 34th Street Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	12,500	50.0	50.0%	1,700,000	48.1	136.00	1
2024	12,500	50.0	100.0%	1,836,000	51.9	146.88	1
2025 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	25,000	100.0%		$3,536,000	100.0%	$141.44	2

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the 136-138 West 34th Street Property:

Historical Leased %(1)

2010	2011	2012	2013
100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and represents average occupancy for the specified year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

136-138 WEST 34TH STREET

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 136-138 West 34th Street Property:

Cash Flow Analysis(1)

	2011	2012	TTM 10/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,782,600	$1,779,825	$1,940,933	$3,400,000	$136.00
Contractual Rent Steps(3)	0	0	0	136,000	5.44
Total Rent	$1,782,600	$1,779,825	$1,940,933	$3,536,000	$141.44
Total Reimbursables	275,181	241,934	279,306	488,399	19.54
Other Income	538	158	753	0	0.00
Less Vacancy & Credit Loss	0	0	0	(201,220)	(8.05)
Effective Gross Income	$2,058,319	$2,021,917	$2,220,992	$3,823,179	$152.93

Total Operating Expenses	$602,092	$634,630	$706,993	$761,422	$30.46

Net Operating Income	$1,456,227	$1,387,287	$1,513,999	$3,061,757	$122.47
TI/LC	0	0	0	94,498	3.78
Replacement Reserves	0	0	0	3,750	0.15
Net Cash Flow	$1,456,227	$1,387,287	$1,513,999	$2,963,509	$118.54

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Underwritten rent of $3,400,000 and $136.00 PSF on total NRA is based on the current lease rents for Sprint and Kay Jewelers.  Historical base rent was below the current rents as the Sprint space was previously occupied at below market rent by a furniture store and a replacement month-to-month tenant. The Sprint lease was executed on May 1, 2013.

(3)	Contractual rent steps are underwritten based upon the actual scheduled increases through May 1, 2014.

■	Appraisal. According to the appraisal, the 136-138 West 34th Street Property had an “as-is” appraised value of $61,000,000 as of an effective date of November 20, 2013.

■
Environmental Matters.  A Phase I environmental report dated November 22, 2013 recommended no further action other than adhering to an operations and maintenance plan to address asbestos presence, which was put into place on January 2, 2014.

■
Market Overview and Competition.  The 136-138 West 34th Street Property is located along the southern side of West 34th Street between Broadway and Seventh Avenues within the Penn Station neighborhood of Manhattan.  The 136-138 West 34th Street Property is located across from the Macy’s flagship department store and just west of Herald Square.  Herald Square is generally bound by Times Square to the north, Hell’s Kitchen to the west, Chelsea to the south and Korea Town/Murray Hill to the east. The immediate area is predominantly developed with retail, office and residential properties.  Additionally, multi-level retail space is also consistent along West 34th Street, Broadway and Seventh Avenues.  An important facet of the Penn Station retail market is the significant volume of daily pedestrian traffic.  Per the appraisal, reportedly 625,000 office workers are within 15 minutes of the 34th Street corridor; Herald Square, one block from the 136-138 West 34th Street Property, attracts 100 million people a year; and attendance at Madison Square Garden events tops five million annually.  Additionally, Penn Station has over 550,000 people commuting through it daily.

Transportation to and from the neighborhood district of the 136-138 West 34th Street Property is wide-ranging and accessible to area businesses.  The Port Authority Bus Terminal, Penn Station and Grand Central Terminal are all within walking distance. The 136-138 West 34th Street Property is located very close to the 34th Street-Penn Station subway providing access to the 1, 2, 3, A, C and E subway lines. In addition, the 136-138 West 34th Street Property is located one block west of the Herald Square subway station. The B, D, F and M trains and the N, Q and R trains travel through the Herald Square subway station as does the PATH train to New Jersey. Automobile parking in garages and parking lots is also available in the neighborhood.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

136-138 WEST 34TH STREET

Per the appraisal, the 136-138 West 34th Street Property is part of the Manhattan retail market and the Penn Station submarket.  The 136-138 West 34th Street Property is located within the 34th Street Partnership business improvement district (BID), a designated area that promotes a clean, safe and attractive shopping district. The BID has increased the overall integrity of the area with an infusion of park benches, lighting, information booths, street signs, garbage receptacles, restrooms, kiosks, etc.  Per the appraisal, there are over 200 retailers that are located within the district primarily along West 34th Street between Fifth and Ninth Avenues. Additional improvement to the local neighborhood includes Macy’s $400 million renovation of its Herald Square flagship store, which is anticipated to be completed in 2015.

As of the third quarter of 2013, a market research report states that the Midtown Manhattan retail market had a total retail supply of approximately 15,732,325 SF in 805 buildings with a vacancy rate of 2.8%, average quoted rent of $159.08 per SF and negative year-to-date net absorption of 6,875 SF. The Penn Plaza/Garment submarket had a total retail supply of approximately 5,243,026 SF in 169 buildings with a vacancy rate of 1.5%, average quoted rent of $204.73 per SF and positive year-to-date net absorption of 73,924 SF.

The following table presents certain information relating to certain retail lease comparables provided in the appraisal for the 136-138 West 34th Street Property:

Retail Lease Comparables(1)

Property	Tenant Name	Total GLA	In Place Rent PSF
136-138 West 34th Street		25,000	$141
Herald Center	H&M	50,456	$253
112 West 34th Street	Swatch	1,587	$900
142 West 34th Street	Kids Foot Locker	5,000	$368
30 West 34th Street	Vince Camuto	3,350	$364
19 West 34th Street	Dr. Jays	10,950	$130
31 West 34th Street	Uniqlo	63,000	$189
215 West 34th Street	Duane Reade	12,000	$126
2 Herald Square	Offering	45,000	$62
21 West 34th Street	Offering	17,741	$285
Total / Wtd. Avg.(2)		209,084	$191

(1)	Source: Appraisal.
(2)	Total / Wtd. Avg. excludes the 134-138 West 34th Street Property.

■
The Borrower.  The borrower for the 136-138 West 34th Street Loan is 136 West 34th St. Associates, L.P., a single-purpose, single-asset, New York limited partnership.  The general partner for 136 West 34th St. Associates, L.P. is 10169 West 34th St. Corp. (1.0% owner), which is owned 50/50 by Jack Dushey of Jenel Management and Stanley Cayre of Aurora Capital.  The borrower consists of multiple limited partners, only one of which, Bas Realty LLC, owns more than 20.0% of the borrower.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 136-138 West 34th Street Loan.  David Dushey and Jack Dushey are the non-recourse carveout guarantors under the 136-138 West 34th Street Loan.

■
Escrows.  On the origination date, the borrower funded aggregate reserves of $281,795 with respect to the 136-138 West 34th Street Property, comprised of: (i) $156,795 for real estate taxes and (ii) $125,000 for outstanding tenant improvements required to be paid by the borrower pursuant to the terms of the lease to Sprint Spectrum Realty Company, L.P (the “Sprint Lease”).

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the 136-138 West 34th Street Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period, (ii) at the option of Lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella policy under the loan documents, or the lender requires the borrower to obtain a separate policy, an

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

136-138 WEST 34TH STREET

insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period and (iii) a replacement reserve in the amount of $313.

A “136-138 West 34th Street Trigger Period” means a period (A) commencing upon the earliest to occur of (i) the occurrence and continuance of an event of default under the 136-138 West 34th Street Loan, (ii) the debt service coverage ratio (as calculated under the loan documents) being less than 1.20x, and (iii) the occurrence of a Specified Tenant Trigger Period and (B) expiring upon (x) in the case of clause (i) above, the cure (if applicable) of such event of default, (y) in the case of clause (ii) above, the date upon which the debt service coverage ratio (as calculated under the loan documents) is equal or greater than 1.25x for two consecutive calendar quarters, and (z) in the case of clause (iii) above, a Specified Tenant Trigger Period ceasing to exist in accordance with the terms of the loan documents, in each case, so long as no other 136-138 West 34th Street Trigger Period then exists.

A “Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) a Specified Tenant being in monetary or material non-monetary default under the applicable Specified Tenant lease beyond any applicable notice and cure periods, (ii) a Specified Tenant failing to be in actual, physical possession of the Specified Tenant space (or applicable portion thereof), failing to be open to the public for business during customary hours and/or “going dark” in the Specified Tenant space (or applicable portion thereof), (iii) a Specified Tenant giving notice that it is terminating its lease for all or any portion of the Specified Tenant space (or applicable portion thereof), (iv) any termination or cancellation of any Specified Tenant lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant lease failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of a Specified Tenant and (vi) a Specified Tenant failing to extend or renew the applicable Specified Tenant lease on or prior to the date that is nine months prior to the expiration of the then applicable term of the applicable Specified Tenant lease in accordance with the applicable terms and conditions thereof and of the loan documents for a term of at least five years; and (B) expiring upon the first to occur of lender’s receipt of evidence reasonably acceptable to lender (which such evidence shall include, without limitation, a duly executed estoppel certificate from the applicable Specified Tenant in form and substance acceptable to lender) of (1) the satisfaction of the Specified Tenant Cure Conditions or (2) the borrower leasing the entire Specified Tenant space (or applicable portion thereof) in accordance with the applicable terms and conditions of the loan documents, the applicable tenant under such lease being in actual, physical occupancy of, and open to the public for business in, the space demised under its lease and paying the full amount of the rent due under its lease.

“Specified Tenant Cure Conditions” means each of the following, as applicable (i) the applicable Specified Tenant has cured all defaults under the applicable Specified Tenant lease, (ii) the applicable Specified Tenant is in actual, physical possession of the Specified Tenant space (or applicable portion thereof), open to the public for business during customary hours and not “dark” in the Specified Tenant space (or applicable portion thereof), (iii) the applicable Specified Tenant has revoked or rescinded all termination or cancellation notices with respect to the applicable Specified Tenant lease and has re-affirmed the applicable Specified Tenant lease as being in full force and effect, (iv) in the event the Specified Tenant Trigger Period is due to the applicable Specified Tenant’s failure to extend or renew the applicable Specified Tenant lease in accordance with clause (vi) of the definition of Specified Tenant Trigger Period, the applicable Specified Tenant has renewed or extended the applicable Specified Tenant Lease in accordance with the terms thereof and of the loan documents for a term of at least five years, (v) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable Specified Tenant and/or the applicable Specified Tenant lease, the applicable Specified Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the applicable Specified Tenant lease pursuant to final, non-appealable order of a court of competent jurisdiction and (vi) the applicable Specified Tenant is paying full, unabated rent under the applicable Specified Tenant lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

136-138 WEST 34TH STREET

A “Specified Tenant” means, as applicable, (i) Sprint Spectrum Realty Company, L.P., a Delaware limited partnership, successor-in-interest to Sprint Spectrum LP (“Sprint Tenant”), (ii) Sterling Jewelers Inc., d/b/a Kay Jewelers (“Kay Tenant”), or (iii) any other lessee(s) of the space occupied by the Sprint Tenant or the Kay Tenant (or any portion thereof).

■
Lockbox and Cash Management.  The 136-138 West 34th Street Loan documents require a springing lockbox such that, upon the occurrence of a 136-138 West 34th Street Trigger Period, lender is to establish on the borrower’s behalf a lender controlled lockbox account.  Upon origination, the borrower delivered to lender in escrow a notice to tenants directing the tenants to pay their rents directly into such lender controlled lockbox account, and upon the occurrence of a 136-138 West 34th Street Trigger Period, lender may release that notice from escrow and deliver to the tenants.  Upon the establishment of such lender controlled lockbox account, on each business day, sums on deposit in the lockbox account shall be transferred to a lender controlled cash management account (which cash management account is also to be established by lender on borrower’s behalf upon the first occurrence of a 136-138 West 34th Street Trigger Period).  On each due date, the loan documents require that all amounts on deposit in the cash management account, if any, after payment of debt service and funding of any required monthly reserves for budgeted operating expenses, real estate taxes, insurance premiums, replacement reserves, and other amounts due and owing to lender and/or servicer pursuant to the terms of the 136-138 West 34th Street Loan documents, (i) to the extent that a 136-138 West 34th Street Trigger Period has occurred and is continuing, be held by the lender as additional collateral for the 136-138 West 34th Street Loan, or (ii) to the extent that no 136-138 West 34th Street Trigger Period exists, be disbursed to the borrower.  During the continuance of an event of default under the 136-138 West 34th Street Loan, the lender may apply any funds in the cash management account to amounts payable under the 136-138 West 34th Street Loan and/or toward the payment of expenses of the 136-138 West 34th Street Property, in such order of priority as the lender may determine.

■
Property Management.  The 136-138 West 34th Street Property is managed by Jenel Management Corp. which is a borrower-affiliated entity.  Under the loan documents, the 136-138 West 34th Street Property may not be managed by any party other than Jenel Management Corp. or another management company approved by the lender in accordance with the loan documents; provided, however, if no event of default under the 136-138 West 34th Street Loan documents exists, the borrower can replace Jenel Management Corp. with a property manager approved by the lender in writing, which approval may be conditioned upon the lender’s receipt of a Rating Agency Confirmation and if such property manager is an affiliate of the borrower, a new non-consolidation opinion from the borrower’s counsel. The lender has the right to terminate the management agreement and replace the property manager or require that the borrower terminate the management agreement and replace the property manager if (a) the property manager becomes insolvent or a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within ninety (90) days of the filing thereof or (ii) any voluntary bankruptcy or insolvency proceeding; (b) there exists an event of default under the 136-138 West 34th Street Loan which remains uncured and is continuing; (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the 136-138 West 34th Street Property, plus 18 months of business interruption coverage with an additional six month extended period of indemnity, or until the income is restored to prior level.  The “all-risk” insurance providing terrorism coverage is required to contain a deductible that is no higher than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

335 WEST 16TH STREET

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

335 WEST 16TH STREET

CHELSEA
WEST VILLAGE
335 West 16th Street
335 West 16th Street
New York, NY 10011
W 23RD STREET
W 14TH STREET
TENTH AVENUE
NINTH AVENUE
EIGHTH AVENUE
SEVENTH AVENUE
SIXTH AVENUE (AVENUE OF THE AMERICAS)
ELEVENTH AVENUE
LINCOLN HIGHWAY / WEST STREET
GREENWICH AVENUE
HUDSON STREET
Hudson
River
FASHION INSTITUTE OF TECHNOLOGY
GENERAL THEOLOGICAL SEMINARY
CHELSEA PIERS SPORTS COMPLEX
LONDON TERRACE APARTMENTS
CARTIFACT
West
New York
Union
City
Hoboken
Jersey
City
MANHATTAN
QUEENS
BROOKLYN
New York

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

335 WEST 16TH STREET

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance		$28,927,361
Property Type	Office	Cut-off Date Principal Balance per SF		$535.69
Size (SF)	54,000	Percentage of Initial Pool Balance		2.8%
Total Occupancy as of 10/14/2013	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/14/2013	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1920 / 2010	Mortgage Rate		5.1000%
Appraised Value	$53,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$3,688,653
Underwritten Expenses	$1,049,551	Escrows
Underwritten Net Operating Income (NOI)	$2,639,102		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,496,805	Taxes	$0	$0
Cut-off Date LTV Ratio	54.6%	Insurance	$0	$0
Maturity Date LTV Ratio	45.1%	Replacement Reserves(1)	$0	$0
DSCR Based on Underwritten NOI / NCF	1.40x / 1.32x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.1% / 8.6%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$29,000,000	99.8%	Loan Payoff	$21,826,991	75.1%
Other Sources	60,000	0.2	Principal Equity Distribution	6,364,457	21.9
			Closing Costs	500,981	1.7
			Other Uses	367,571	1.3
Total Sources	$29,060,000	100.0%	Total Uses	$29,060,000	100.0%

(1)	Monthly replacement reserves ($945) will not be required to be collected so long as each of the Reserve Waiver Conditions remains satisfied as of the due date. See “–Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “335 West 16th Street Loan”) is evidenced by a note in the original principal amount of $29,000,000 and is secured by a first mortgage encumbering the borrower’s fee interest in an office building located in New York, New York (the “335 West 16th Street Property”).  The 335 West 16th Street Loan was originated by Citigroup Global Markets Realty Corp. on December 18, 2013 (the “Loan Origination Date”) and represents approximately 2.8% of the Initial Pool Balance.  The 335 West 16th Street Loan has an outstanding principal balance as of the Cut-off Date of $28,927,361 and an interest rate of 5.1000% per annum.  The proceeds of the 335 West 16th Street Loan were primarily used to refinance debt encumbering the 335 West 16th Street Property and to return equity to the sponsor.

The 335 West 16th Street Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date.  The 335 West 16th Street Loan requires payments of principal and interest based on a 30-year amortization schedule.  The scheduled maturity date is the due date in January 2024. Voluntary prepayment of the 335 West 16th Street Loan is permitted on or after the due date occurring in November 2023.  Defeasance of the 335 West 16th Street Loan is permitted at any time after the second anniversary of the securitization Closing Date.

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The Mortgaged Property.  The 335 West 16th Street Property is a 54,000 SF, five-story Class B, single-tenant office building with classroom and other accessory uses, situated on a 9,200 SF parcel of land, in the Chelsea neighborhood of New York City.  The 335 West 16th Street Property was built in 1920 and it is located on the north side of West 16th Street between Eighth and Ninth Avenues.  The 335 West 16th Street Property also includes a fully built-out lower level and a rooftop with unobstructed northern views.

The 335 West 16th Street Property was acquired by the borrower in 1999 when it was vacant and the 335 West 16th Street Property subsequently underwent a gut renovation after which it has been 100.0% leased to Tyco Integrated Security LLC, as successor-in-interest to ADT Security Services, Inc. through July 24, 2022.  The ADT Lease (defined below) is triple-net with ADT Tenant (defined below) responsible for all expenses and costs to maintain the 335 West 16th Street Property.  In 2008, ADT Tenant subleased 100.0% of the 335 West 16th Street Property to the School of Visual Arts Inc. (“SVA”) on a coterminous lease expiring in July 2022 (the “SVA Sublease”).  SVA has invested approximately $10.0 million to build out their space which includes classrooms and studio space.  As of October 14, 2013, the Total Occupancy and Owned Occupancy were both 100.0%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

335 WEST 16TH STREET

The following table presents certain information relating to the tenants at the 335 West 16th Street Property:

Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
ADT Security Services, Inc. (3)	A- / NR / A-(3)	54,000	100.0%	$2,833,242	100.0	$52.47	7/24/2022	1, 10-year option(4)
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		54,000	100.0%	$2,833,242	100.0%	$52.47

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	UW Base Rent includes the present value ($491,085) of contractual rent steps (3.5% annual increases discounted at a 9.75% discount rate) pursuant to the tenant’s lease.
(3)
As of the Loan Origination Date, Tyco Integrated Security LLC was the successor-in-interest to ADT Security Services, Inc., as tenant, under the ADT Lease. The ADT Lease is guaranteed by Tyco International Ltd. and Tyco Electronics Corporate Holdings, Inc., successor-in-interest to Tyco International (US) Inc., jointly and severally.  Tyco International Ltd. is rated A-/NR/A- by Fitch/MIS/S&P.  ADT Security Services, Inc. is rated BBB-/Ba2/BB- by Fitch/MIS/S&P. The ADT lease has no termination options.  The 335 West 16th Street Property is 100% subleased to SVA on a coterminous lease expiring on July 24, 2022.

(4)
The renewal option is an option for the landlord to renew.  The lease would convert to a direct lease with SVA for the 10-year renewal term at a rental rate of $41.22 PSF with 3.2% annual increases upon exercise of the landlord’s option.

The following table presents the lease rollover schedule at the 335 West 16th Street Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	54,000	100.0	100.0%	2,833,242	100.0	52.47	1
2023	0	0.0	100.0%	0	0.0	0.00	0
2024	0	0.0	100.0%	0	0.0	0.00	0
2025 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	54,000	100.0%		$2,833,242	100.0%	$52.47	1

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	UW Base Rent includes the present value ($491,085) of contractual rent steps (3.5% annual increases discounted at a 9.75% discount rate) pursuant to the tenant’s lease.

The following table presents certain information relating to historical leasing at the 335 West 16th Street Property:

Historical Leased %(1)
	2011	2012	As of 10/14/2013
Owned Space	100.0%	100.0%	100.0%

(1)	As provided by the borrower and represents average occupancy for the specified year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

335 WEST 16TH STREET

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 335 West 16th Street Property:

Cash Flow Analysis(1)
	2010	2011	2012	Underwritten	Underwritten $ per SF
Base Rent	$2,619,193	$2,710,694	$2,823,988	$2,342,156	$43.37
Contractual Rent Steps	0	0	0	491,085	9.09
Total Rent(2)	$2,619,193	$2,710,694	$2,823,988	$2,833,242	$52.47
Total Reimbursables	0	0	0	1,049,551	19.44
Less Vacancy & Credit Loss	0	0	0	(194,140)	(3.60)
Effective Gross Income	$2,619,193	$2,710,694	$2,823,988	$3,688,653	$68.31

Total Operating Expenses	$550,673	$569,796	$608,513	$1,049,551	$19.44

Net Operating Income	$2,068,520	$2,140,898	$2,215,475	$2,639,102	$48.87
TI/LC	0	0	0	130,957	2.43
Capital Expenditures	0	0	0	11,340	0.21
Net Cash Flow	$2,068,520	$2,140,898	$2,215,475	$2,496,805	$46.24

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Total Rent includes the present value ($491,085) of contractual rent steps (3.5% annual increases discounted at a 9.75% discount rate) pursuant to the tenant’s lease.

■	Appraisal. According to the appraisal, the 335 West 16th Street Property had an “as-is” appraised value of $53,000,000 as of an effective date of October 21, 2013.

■
Environmental Matters.  A Phase I environmental report dated November 1, 2013 recommended no further action other than adhering to an operations and maintenance plan to address asbestos presence, which plan was not in place at the origination of the 335 West 16th Street Loan.

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Market Overview and Competition.  The 335 West 16th Street Property is located on the north side of 16th Street between Eighth and Ninth Avenues within the Chelsea neighborhood of New York City.  The 335 West 16th Street Property is located within the Midtown South office submarket of Manhattan. Midtown South continues to outperform the Midtown and Downtown Manhattan submarkets in terms of rent growth and overall vacancy.  Midtown South has a strong tech presence along the stretch of Broadway from the Flatiron District to Soho. In addition, the western neighborhoods of Midtown South have also gained popularity amongst tech and creative tenants.

The 335 West 16th Street Property is located in the Midtown South office submarket, which consists of 65.3 million SF. As of the second quarter of 2013, the Midtown South office submarket had an overall vacancy rate of 7.2% and an overall weighted average rent of $59.46 per SF. Within the Chelsea neighborhood office submarket, there is approximately 15.0 million SF, with an overall vacancy rate of 6.8% and weighted average rent of $57.76 per SF. The weighted average rent for Class B properties within the Chelsea neighborhood office submarket is $63.15 per SF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

335 WEST 16TH STREET

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the 335 West 16th Street Property:

Office Lease Comparables(1)

Property	Total GLA	Asking Rent per SF
335 West 16th Street	54,000	$43.37
100 Avenue of the Americas	302,000	$70.20
104 Fifth Avenue	237,600	$71.57
110 Fifth Avenue	170,000	$65.89
161 Avenue of the Americas	280,000	$67.80
304 Park Avenue South	160,000	$71.92
101 Avenue of the Americas	435,151	$67.25
40 Thompson Street	25,180	$69.94
770 Broadway	911,213	$73.58
Total / Wtd. Avg.(2)	2,521,144	$70.59

(1)	Source: Appraisal.
(2)	Total / Wtd. Avg. excludes the 335 West 16th Street Property.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the 335 West 16th Street Property:

Office Sales Comparables(1)
Property Name	City	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price per SF	Occupancy
434 Broadway	New York	October 2013 (Contract)	1910 / 2008	61,853	$81,000,000	$1,309.56	100%
200 Lafayette Street	New York	October 2013 (Contract)	1908 / 2012	130,866	$155,000,000	$1,184.42	100%
570 Seventh Avenue	New York	August 2013	1926 / 2012	144,754	$83,000,000	$573.39	100%
295 Madison Avenue	New York	July 2013	1929	332,676	$212,685,000	$639.32	91%
100 Fifth Avenue	New York	May 2013 (Contract)	1906 / 2008	271,908	$225,000,000	$827.49	100%
30 West 21st Street	New York	April 2013	1907 / 2010	59,150	$38,500,000	$650.89	100%
232 East 59th Street	New York	January 2013	1926	46,150	$34,000,000	$736.73	72%
450 West 15th Street	New York	January 2013	1907 / 2007	323,979	$285,000,000	$879.69	96%
430 West 14th Street	New York	December 2012	1900 / 1984	61,321	$97,500,000	$1,589.99	100%
551 Madison Avenue	New York	December 2012	1922 / 2009	149,675	$128,000,000	$855.19	90%

(1)	Source: Appraisal

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The Borrower.  The borrower is 335 West 16th Street, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 335 West 16th Street Loan. David Fine and Itzhak Levi are the non-recourse carveout guarantors under the 335 West 16th Street Loan.

■	Escrows. On the Loan Origination Date, the borrower funded no reserves with respect to the 335 West 16th Street Property.

On each due date, unless the Reserve Waiver Conditions (defined below) are satisfied, the borrower is required to fund the following reserves with respect to the 335 West 16th Street Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period, (ii) at the option of Lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella policy under the 335 West 16th Street Loan  documents, or the lender requires the borrower to obtain a separate policy, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period and (iii) a replacement reserve in the amount of $945.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

335 WEST 16TH STREET

In addition, on each due date during the continuance of a 335 West 16th Street Trigger Period (defined below), the borrower is required to deposit (or cause to be deposited) (x) into an operating expense account with the lender or the servicer an amount equal to the aggregate amount of approved operating expenses and approved extraordinary expenses for the subject month, and (y) into an excess cash flow account with the lender or the servicer (the “335 West 16th Street Excess Cash Flow Reserve”) any and all remaining excess cash flow generated by the 335 West 16th Street Property after (i) payment of debt service due on such due date, (ii) funding of all required reserve deposits described above due on such due date (if any), (iii) the deposit into the operating expense account described above due on such due date (if any) and (iv) payment or deposit of any other sums due and owed under the loan documents.  Notwithstanding the foregoing, the borrower will not be required to make the aforementioned deposit to the operating expense account if each of the Reserve Waiver Conditions remains satisfied as of the applicable due date.

“Reserve Waiver Conditions” mean each of the following: (i) no event of default is continuing under the 335 West 16th Street Loan, (ii) the ADT Lease is in full force and effect with respect to the space demised thereunder and there exist no monetary or material non-monetary defaults, (iii) the ADT Lease continues to be a triple net lease, (iv) ADT Tenant is continuing to satisfy the payment and performance obligations under the ADT Lease relating to the obligations and liabilities for which the applicable reserve account was established and lender receives satisfactory evidence of such compliance, (v) ADT Tenant is not bankrupt or insolvent (unless ADT Tenant has affirmed the ADT Lease in the applicable bankruptcy or insolvency proceeding pursuant to a binding order of a court of competent jurisdiction), (vi) with respect to the tax reserve account, ADT Tenant pays all applicable taxes directly to the applicable governmental authority prior to delinquency and lender receives satisfactory evidence of such compliance, (vii) with respect to the insurance reserve account ADT Tenant maintains all policies required under the 335 West 16th Street Loan agreement and pays all insurance premiums due thereunder directly to the applicable insurers and lender receives satisfactory evidence of payment of such premiums, together with evidence of renewal prior to expiration thereunder and (viii) ADT Tenant has not expressed its intention in writing to (x) unilaterally terminate or cancel the ADT Lease prior to the then current expiration date thereof or (y) default in any material respect under the ADT Lease.

A “335 West 16th Street Trigger Period” means a period (A) commencing upon the earliest to occur of (i) the occurrence and continuance of an event of default under the 335 West 16th Street Loan, (ii) the debt service coverage ratio (as calculated under the 335 West 16th Street Loan documents) being less than 1.15x (a “DSCR Trigger”) and (iii) the occurrence of a Specified Tenant Trigger Period (defined below) and (B) expiring upon (x) in the case of clause (i) above, the cure (if applicable) of such event of default, (y) in the case of clause (ii) above, the date upon which the debt service coverage ratio (as calculated under the loan documents) is equal to or greater than 1.20x for two consecutive calendar quarters and (z) in the case of clause (iii) above, a Specified Tenant Trigger Period ceasing to exist in accordance with the terms of the loan documents. Notwithstanding the foregoing, a DSCR Trigger shall not be deemed to have occurred to the extent that (A) the ADT Lease is in full force and effect with respect to the entirety of the space demised thereunder with no uncured monetary or material non-monetary defaults, (B) the ADT Lease continues to be a triple net lease and has not been amended, modified or extended in violation of the terms of the loan documents, (C) ADT Tenant is not bankrupt or insolvent, (D) ADT Tenant has not expressed its intention in writing to (x) unilaterally terminate or cancel the ADT Lease prior to the then current expiration date thereof or (y) default in any material respect under the ADT Lease and (E) (x) prior to July 31, 2022, the base rent payable under the ADT Lease equals or exceeds the base rent that would be payable with respect to the corresponding period pursuant to the terms of the ADT Lease as in effect as of the Loan Origination Date and (y) thereafter, the base rent payable under the ADT Lease equals or exceeds the base rent that would be payable with respect to the corresponding period pursuant to the terms of the Tri-Party Agreement (defined below).

A “Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) a Specified Tenant (defined below) being in monetary or material non-monetary default under the applicable Specified Tenant Lease (defined below) beyond any applicable notice and cure periods, (ii) a Specified Tenant failing to be in actual, physical possession of the Specified Tenant space (or applicable portion thereof), failing to be open for business during customary hours and/or “going dark” in the Specified Tenant space (or applicable portion thereof)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

335 WEST 16TH STREET

(provided, that, each of the foregoing described in clause (ii) shall not be deemed applicable hereunder to the extent that, as of the applicable date of determination, (x) a Specified Tenant that satisfies the Credit Rating Condition (i.e. (1) a long term, unsecured debt rating equal to or greater than “BBB-” (or its equivalent) from each of S&P, Moody’s and Fitch and (2) a short term, unsecured debt rating equal to or greater than “BBB-” (or its equivalent) from each of S&P, Moody’s and Fitch) is fully liable under the applicable Specified Tenant Lease and has not challenged or otherwise disaffirmed any of its obligations under the applicable Specified Tenant Lease or (y) SVA or another subtenant that takes occupancy of the Specified Tenant Space in accordance with the 335 West 16th Street Loan documents subsequent to the Loan Origination Date and is in actual, physical possession of the Specified Tenant Space (or applicable portion thereof) and open for business during customary hours (and not “dark”) in the Specified Tenant Space (or applicable portion thereof), (iii) a Specified Tenant giving notice that it is terminating the related Specified Tenant Lease for all or any portion of the Specified Tenant Space (or applicable portion thereof), (iv) any termination or cancellation of any Specified Tenant Lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant Lease failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of a Specified Tenant and (vi) the borrower’s failure to provide the lender evidence reasonably acceptable to the lender on or prior to the Specified Tenant Extension Deadline (defined below) that (x) with respect to the ADT Lease and the term thereof as in effect as of the Loan Origination Date, the ADT Lease has been extended on or prior to July 30, 2020 in accordance with the applicable terms and conditions of the Tri-Party Agreement and the 335 West 16th Street Loan agreement for an additional ten years (and with SVA succeeding to the interest of the tenant under the ADT Lease) or (y) the applicable Specified Tenant Lease has otherwise been renewed or extended on or prior to the applicable Specified Tenant Extension Deadline in accordance with the applicable terms and conditions thereof and the loan agreement for a term of at least five years; and (B) expiring upon the first to occur of lender’s receipt of evidence reasonably acceptable to lender (which such evidence shall include, without limitation, an estoppel certificate from the applicable Specified Tenant acceptable to lender) of (1) the satisfaction of the Specified Tenant Cure Conditions (defined below) or (2) the borrower leasing the entire Specified Tenant Space (or applicable portion thereof) in accordance with the applicable terms and conditions of the loan documents for a term of at least five years, the applicable tenant under such lease being in actual, physical occupancy of, and open for business in, the space demised under its lease and paying the full amount of the rent due under its lease.

“Specified Tenant Cure Conditions” means each of the following, as applicable (i) the applicable Specified Tenant has cured all defaults under the applicable Specified Tenant Lease, (ii) either (A) a Specified Tenant that satisfies the Credit Rating Condition is fully liable under the applicable Specified Tenant Lease and has not challenged or otherwise disaffirmed its obligations under the applicable Specified Tenant Lease or (B) the applicable Specified Tenant is in actual, physical possession of the Specified Tenant Space (or applicable portion thereof), open for business during customary hours and not “dark” in the Specified Tenant Space (or applicable portion thereof), (iii) the applicable Specified Tenant has revoked or rescinded all termination or cancellation notices with respect to the applicable Specified Tenant Lease and has re-affirmed the applicable Specified Tenant Lease as being in full force and effect, (iv) in the event the Specified Tenant Trigger Period is due to the failure to extend or renew the applicable Specified Tenant Lease in accordance with clause (vi) of the definition of Specified Tenant Trigger Period, the applicable Specified Tenant Lease has been renewed or extended in accordance with the terms thereof and of the 335 West 16th Street Loan agreement for a term of at least five years, (v) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable Specified Tenant and/or the applicable Specified Tenant Lease, the applicable Specified Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the applicable Specified Tenant Lease pursuant to final, non-appealable order of a court of competent jurisdiction and (vi) the applicable Specified Tenant is paying full, unabated rent under the applicable Specified Tenant Lease.

“ADT Lease” shall mean that certain lease in effect as of the Loan Origination Date by and between the borrower and ADT Tenant (including, without limitation, any guaranty or similar instrument furnished thereunder), as the same may have been or may thereafter be amended, restated, extended, renewed and/or otherwise modified (including, without limitation, any extension thereof effectuated pursuant to the Tri-Party Agreement).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

335 WEST 16TH STREET

“ADT Tenant” means each of (i) Tyco Integrated Security LLC, (ii) Tyco International Ltd. and (iii) Tyco Electronics Corporate Holdings, Inc, together with each of their respective successors and assigns under the ADT lease.

“Specified Tenant” shall mean, as applicable, (i) with respect to the ADT Lease, ADT Tenant and (ii) with respect to any other Specified Tenant Lease, the applicable lessee party to such Specified Tenant Lease and any guarantors of such Specified Tenant Lease.

“Specified Tenant Extension Deadline” shall mean, with respect to any Specified Tenant Lease, the earlier to occur of (i) the date occurring two years prior to the expiration of the then applicable term thereof and (ii) the last date on which any renewal or extension option provided for in such Specified Tenant Lease may be exercised.  With respect to the ADT Lease, the Specified Tenant Extension Deadline for the current term thereof is July 30, 2020.

“Specified Tenant Lease” shall mean, as applicable, (a) the ADT Lease and (b) any other lease to which the borrower is party, as landlord, which demises all or any portion of the Specified Tenant Space.

“Specified Tenant Space” means that portion of the 335 West 16th Street Property demised as of the Loan Origination Date pursuant to the ADT Lease.

“Tri-Party Agreement” means the agreement made as of February 14, 2008 by and among SVA, the borrower and ADT Security Services, Inc., relating to extension of the sublease with SVA and execution of a direct lease between borrower and SVA.

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Lockbox and Cash Management.  The 335 West 16th Street Loan requires a hard lockbox and the borrower is required to direct tenants to pay rent directly to the lender controlled lockbox account.  All available funds in the lender controlled lockbox account (subject to any applicable minimum balance requirement) will be transferred on each business day to a cash management account, and available funds on deposit in the cash management account will be applied on each due date to (i) payment of debt service due on such due date, (ii) funding all required reserve deposits described above due on such due date (if any), (iii) deposit into the operating expense account described above due on such due date (if any) and (iv) payment or funding of any other sums due and owed under the 335 West 16th Street Loan documents in the applicable order of priority specified in the loan documents.  Furthermore, if any amounts remain in the cash management account on the applicable due date after application as described above, such amounts will be disbursed to the borrower (unless a 335 West 16th Street Trigger Period exists, in which case such amounts will be deposited into the 335 West 16th Street Excess Cash Flow Reserve).  After the expiration of a 335 West 16th Street Trigger Period, any funds remaining in the 335 West 16th Street Excess Cash Flow Reserve shall be returned to the borrower.

■	Property Management. The 335 West 16th Street Property is self-managed by the borrower.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. The borrower is required to maintain (or cause to be maintained) an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the 335 West 16th Street Property, plus 12 months of business interruption coverage.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

(THIS PAGE INTENTIONALLY LEFT BLANK)

TWIN RIVER COMMONS STUDENT HOUSING

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

TWIN RIVER COMMONS STUDENT HOUSING

CARTIFACT
Johnson City
Port Dickinson
Binghamton
Twin River Commons
Student Housing
45 Washington Street
Binghamton, NY 13901
Broome Community College
Chenango Valley Cemetery
Oakdale Mall
Wilson Memorial Regional Medical Center
Greenwood Cemetery
Spring Forest Cemetery
Floral Park Cemetery
Davis College
Binghamton University
Lourdes Hospital
Roberson Museum & Science Center
Metrocenter
Broome County Civic Area
Broome County Veterans Memorial Arena
NYSEG Stadium
The Greater Binghamton Health Center
UHS Binghamton General Hospital
Main St
Floral Ave
Clinton St
Court St
Conklin Ave
Riverside Dr
Vestal Pky E
Front St
Tompkins St
Robinson St
Powers Rd
Bevier St
Nowlan Rd
Smith Hill Rd
Lewis Rd
Airport Rd
Reynolds Rd
Oakdale Rd
Glenwood Ave
Brandywine Hwy
Chenango St
Broad Ave
Pennsylvania Ave
Susquehanna River
Chenango River
17
11
81
7
201
434
Lake Ontario
Buffalo
Rochester
Syracuse
Albany
NY
PA
CT
MA
Hartford
Scranton
State College
New York
Bethlehem
Trenton
Harrisburg
Philadelphia
Baltimore
Washington DC
MD
NJ
DE
Atlantic Ocean

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

TWIN RIVER COMMONS STUDENT HOUSING

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		MC-Five Mile
Location (City/State)	Binghamton, New York	Cut-off Date Principal Balance		$26,462,290
Property Type	Multifamily	Cut-off Date Principal Balance per Bed		$71,326.93
Size (Beds)	371	Percentage of Initial Pool Balance		2.6%
Total Occupancy as of 12/31/2013(1)	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/31/2013(1)	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2012 / NAP	Mortgage Rate		5.3500%
Appraised Value	$37,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP

Underwritten Revenues	$3,650,744
Underwritten Expenses	$1,393,331	Escrows
Underwritten Net Operating Income (NOI)	$2,257,413		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,208,626	Taxes	$15,433	$15,433
Cut-off Date LTV Ratio	71.5%	Insurance	$32,152	$5,359
Maturity Date LTV Ratio	59.5%	Replacement Reserves	$0	$4,066
DSCR Based on Underwritten NOI / NCF	1.27x / 1.24x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.5% / 8.3%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$26,500,000	100.0%	Loan Payoff	$25,291,931	95.4%
			Closing Costs	604,473	2.3
			Principal Equity Distribution	556,012	2.1
			Reserves	47,585	0.2
Total Sources	$26,500,000	100.0%	Total Uses	$26,500,000	100.0%

(1)	Excludes a two bedroom suite used as a model unit.

■
The Mortgage Loan.  The mortgage loan (the “Twin River Commons Loan”) is evidenced by a note in the original principal amount of $26,500,000 and is secured by a first mortgage encumbering a 371-bed student housing property located in Binghamton, New York (the “Twin River Commons Property”).  The Twin River Commons Loan was originated by MC-Five Mile Commercial Mortgage Finance LLC on January 7, 2014. The Twin River Commons Loan represents approximately 2.6% of the Initial Pool Balance.  The note evidencing the Twin River Commons Loan has a principal balance as of the Cut-off Date of $26,462,290 and an interest rate of 5.3500% per annum.  The borrower utilized the proceeds of the Twin River Commons Loan to refinance existing debt on the Twin River Commons Property.

The Twin River Commons Loan had an initial term of 120 months and has a remaining term of 119 months.  The Twin River Commons Loan requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule.  The scheduled maturity date is the due date in February 2024.  Voluntary prepayment of the Twin River Commons Loan is prohibited prior to the due date in November 2023.  Defeasance of the Twin River Commons Loan with direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The Twin River Commons Property is a 371-bed student housing property located in Binghamton, New York.  The Twin River Commons Property was built in 2012 and consists of a four-story residential building.  Amenities include a fitness center, a wi-fi lounge with business center, a multi-media movie/gaming room and an outdoor courtyard with barbecue grills.  Study lounges and free printing kiosks are located on each floor. The property consists of studio, one, two, three, and four bedroom apartments.  Each apartment features one full bathroom for each bedroom and also contains a full kitchen with dishwasher and a full size washer/dryer. As of December 31, 2013, total occupancy was 100.0%, which excludes a two bedroom suite that is used as a model unit.  As of January 2014, the property was 94.0% pre-leased for the 2014-2015 academic year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

TWIN RIVER COMMONS STUDENT HOUSING

The following table presents certain information relating to the units and rent at the Twin River Commons Property:
Unit Type	# of Beds	Average SF per Unit(1)	Monthly Market Rent per Bed(1)	Monthly Actual Rent per Bed(1)	Underwritten Monthly Rent	Total Underwritten Annual Rent
Studio	6	380	$1,035	$1,013	$1,035	$74,520
1 Bed / 1 Bath	3	615	1,245	1,227	1,245	44,820
2 Bed / 2 Bath	108	828	883	863	883	1,144,320
3 Bed / 3 Bath	6	1,170	835	819	835	60,120
4 Bed / 4 Bath	176	1,362	794	769	794	1,676,640
4 Bed / 4 Bath	40	1,450	787	773	787	377,880
4 Bed / 4 Bath	32	1,378	794	790	794	304,800
Total / Wtd. Avg.	371	1,192	$827	$807	$827	$3,683,100

(1)	Source: Appraisal.

The following table presents certain information relating to historical leasing at the Twin River Commons Property:

Historical Leased %(1)
	2012(2)	2013(3)
Owned Space	99.4%	100.0%

(1)	As provided by the borrower and represents occupancy as of December 31, for the specified year.
(2)	Excludes a two bedroom and four bedroom suite used as model units.
(3)	Excludes a two bedroom suite used as a model unit.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Twin River Commons Property:

Cash Flow Analysis(1)

	2012(2)	2013	Underwritten(3)	Underwritten $ per Bed
Gross Potential Rent	$1,469,500	$3,585,465	$3,683,100	$9,927
Vacancy, Credit Loss & Concessions	(34,231)	(141,634)	(182,356)	(492)
Total Rent Revenue	$1,435,269	$3,443,831	$3,500,744	$9,436
Other Revenue(4)	86,741	157,608	150,000	404
Effective Gross Income	$1,522,010	$3,601,439	$3,650,744	$9,840

Total Operating Expenses	$566,155	$1,545,752	$1,393,331	$3,756

Net Operating Income	$955,855	$2,055,687	$2,257,413	$6,085
Replacement Reserves	0	0	48,787	132
Net Cash Flow	$955,855	$2,055,687	$2,208,626	$5,953

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The property was completed in 2012 and the respective figures represent partial year operations from July 2012 through December 2012.
(3)
Underwritten figures are based on asking rents for the 2013/2014 school year, and a blend of actual 2013 and budgeted 2014 expenses.  As of January 2014, the property was 94.0% pre-leased for the 2014/2015 academic year.

(4)	Other Revenue includes parking, late fees, application fees, damages/cleaning, and other miscellaneous revenues.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

TWIN RIVER COMMONS STUDENT HOUSING

■	Appraisal. According to the appraisal, the Twin River Commons Property had an “as-is” appraised value of $37,000,000 as of an effective date of November 27, 2013.

■
Environmental Matters.  The subject property participated in the NYSDEC Brownfield Cleanup Program for environmental conditions related to two previous operations at the site. These include the presence of an operating manufactured gas plant at the approximate center of the subject parcel and the removal of underground storage tanks (“USTs”) previously located at the southern portion of the site and the approximate center of the site. The manufactured gas plant was operated by the Binghamton Gas Light Company from 1853 until it ceased operations in 1888.  A Certificate of Completion was issued December 17, 2011 by the NYSDEC and as such, this is considered a controlled recognized environmental condition (“CREC”). Engineering and institutional controls placed at the subject property include soil cover requirements as well as a sub-surface depressurization system installed during site development in 2011. On-going groundwater monitoring at the site consists of permanent monitoring wells installed throughout the subject parcel.  Activity and use limitations in place due to participation and restrictions associated with the Brownfield Cleanup Program Agreement and the site management plan prepared for the site during remediation activities are as follows:

- Restricted residential, commercial or industrial uses are permitted on the site.
- Groundwater may not be used.
- Vegetable gardens and farming is prohibited.
- Property cannot be used as single family residential.

■
Market Overview and Competition.  The Twin River Commons Property is located in Binghamton, New York.  The property provides off-campus student housing to the students of Binghamton University and SUNY Broome Community College.  The appraiser identified a competitive set of four properties, one of which is under construction and expected to open for the 2014/2015 school year.  Binghamton University and SUNY Broome Community College have student populations of over 15,000 and 6,000, respectively.  Binghamton University has on-campus housing of approximately 7,500 beds.

The following table presents certain information relating to the primary competition for the Twin River Commons Property:

Competitive Set(1)
	20 Hawley Street Apartments	University Plaza Apartments	Chenango Place Apartments	Campus Square Apartments
Location	Binghamton, NY	Vestal, NY	Binghamton, NY	Johnson City, NY
Year Built	1971	2005	2014(2)	1934
Occupancy	99.7%	100.0%	NA	100.0%
No. of Beds	290	710	180	156
Avg. Unit Size	1,126	1,248	1,882	NA
Avg. Rent per Unit	$888	$817	$834	$659
Avg. Rent per SF	$0.79	$0.65	$0.44	NA

(1)	Source: Appraisal.
(2)	Expected completion in August 2014.

■
The Borrower.  The borrower is Washington Development Associates, LLC, a single-purpose, single-asset entity formed solely for the purpose of owning and operating the Twin River Commons Property.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Twin River Commons Loan.  Marc Newman is the non-recourse carve-out guarantor under the Twin River Commons Loan.

■
Escrows.  On each due date, the borrower is required to fund (i) the tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period and (ii) a capital expenditure reserve account in the amount of $4,066.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

TWIN RIVER COMMONS STUDENT HOUSING

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Lockbox and Cash Management.  The Twin River Commons Loan is structured with a springing lockbox with springing cash management, which was established upon closing of the Twin River Commons Loan. On each business day, so long as no Twin River Commons Trigger Period is continuing, the lockbox bank will remit all amounts contained in the lockbox account to an operating account maintained by the borrower.  Following the occurrence of the first Trigger Period, all rents received by the borrower or manager are required to be deposited into the lockbox account within three business days of receipt.  On each business day, during the continuance of a Twin River Commons Trigger Period, at the direction of the lender, the lockbox bank will remit all amounts contained in the lockbox account to a lender-controlled cash management account. On each due date during the continuance of a Twin River Commons Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after payment of debt service, required reserves and budgeted operating expenses be deposited into an excess cash flow account.  During the continuance of an event of default under the Twin River Commons Loan, the lender will be entitled to apply all funds on deposit in the cash management account to amounts payable under the Twin River Commons Loan in such order of priority as the lender may determine.

A “Twin River Commons Trigger Period” shall mean any period (A) commencing upon an event of default, and expiring upon a defeasance event or payment in full of the Twin River Commons Loan, provided, however, that not more than two times prior to the scheduled maturity date, if lender accepts the tendered cure of an event of default (it being agreed that lender shall not be obligated to do so unless required by legal requirements), the trigger period shall end upon such cure; or (B) commencing on lender’s reasonable determination that the debt service coverage ratio for each of the prior two calendar quarters was less than the Trigger DSCR, and expiring at such time as the debt service coverage ratio for each of the prior two calendar quarters was equal to or greater than 1.15 to 1.0; or (C) commencing on lender’s reasonable determination that the debt yield for each of the prior two calendar quarters was less than 7.00%, and expiring at such time as the debt yield for each of the prior two calendar quarters was equal to or greater than 7.25%.

A “Trigger DSCR” shall mean a ratio of 1.10 to 1.0; provided however, automatically upon the occurrence of the affiliate building C of O event defined in the loan agreement and continuing thereafter for the term of the Twin River Commons Loan, the ratio shall mean 1.15 to 1.0.

■
Property Management.  The Twin River Commons Property is currently managed by Campus Apartments Management, LLC, a third party property manager, pursuant to a management agreement.  Under the loan documents, the Twin River Commons Property may be managed by Campus Apartments Management, LLC, or any other management company reasonably approved by the lender and with respect to which rating agency confirmation has been received.  Following an event of default under the Twin River Commons Loan, a foreclosure, conveyance in lieu of foreclosure or an acceleration of the Twin River Commons Loan, a default by the property manager under the management agreement that is likely to have a material adverse effect (after the expiration of any applicable notice and/or cure periods) or the filing of a bankruptcy petition by the property manager or a similar event, the lender has the right to terminate or require borrower to terminate the property manager and engage a replacement property manager. Pursuant to a subordination of the management agreement, following a foreclosure on the Twin River Commons Property, the property manager has agreed to recognize the lender as the “owner” under the management agreement.

■
PILOT Program.  The borrower of the Twin River Commons Loan has entered into a payment in lieu of taxes (“PILOT”) agreement with the City of Binghamton and the Broome County Industrial Development Agency (“IDA”) as of January 11, 2011.  To encourage the construction of the project, the IDA extended a partial tax abatement to the borrower for a period of 20 years commencing on January 1, 2013 and ending on January 1, 2033.  In order to facilitate the tax abatement, the property was leased to the IDA and then subleased back to the borrower. In that the IDA is exempt from payment of real estate taxes, the borrower has agreed to make payments to the City of Binghamton, the Binghamton City school district, and the County of Broome, during the term of the lease in lieu of general taxes that would normally be levied against the property. The “PILOT” payments begin at $176,825 in year one and gradually increase throughout the 20-year term of the agreement.  They are based on a specified assessment level multiplied by the then current tax rate.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

TWIN RIVER COMMONS STUDENT HOUSING

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. The property, liability and business interruption insurance coverage required to be maintained under the Twin River Commons Loan documents is required to include coverage for losses due to any peril now or hereafter included within the classification of damage caused by war and the acts of terrorists, including nuclear, biological and/or chemical acts of terrorists, including both certified and non-certified acts of terrorists and foreign and domestic acts of terrorists. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

(THIS PAGE INTENTIONALLY LEFT BLANK)

350 NORTH CLARK

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

350 NORTH CLARK

350 NORTH CLARK

ROOF
MC I Metro Transmission
Roof Tower MTM
Cleverbridge
Patio Access Exp. 5/31/2024
8
Cleverbridge
1,483 SF Exp. 5/31/2024
7
Cleverbridge
Mezz 4,514 SF Exp. 5/31/2024
Cleverbridge
15,535 SF Exp. 5/31/2024
6
KOS Services, LLC.
15,336 SF Exp. 10/31/2023
5
EDLINK
7,187 SF Exp. 8/31/2016
Cleverbridge
7,910 SF Exp. 5/31/2024
4
Friedman Properties
15,465 SF Exp. 2/31/2027
3
The Strive Group
15,465 SF Exp. 4/31/2021
2
On Peak (Travel Tech)
15,055 SF Exp. 11/31/2015
GROUND FLOOR
Protein Bar
1,712 SF Exp. 7/31/2021
AT&T
3,707 SF Exp. 10/31/2015
Crumbs
889 SF Exp. 10/31/2016
Piccolo Sogno
4,904 SF Exp. 4/31/2022
BELOW GRADE
Underground Parking
30 Spaces
Piccolo Sogno (Storage)
1,502 SF Exp. 4/31/2022
MTM
BUILDING
2015-2016
2021-2022
2023-2024
2025+

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

350 NORTH CLARK

350 North Clark
350 North Clark Street
Chicago, IL 60654
RIVER NORTH
THE LOOP
CHICAGO
LAKESHORE EAST
CHICAGO RIVER
CARTIFACT
RIVER NORTH
FRIEDMAN PROPERTIES
1 101 West Grand Avenue
2 114 West Illinois Street
3 150 West Huron Street
4 22 West Hubbard Street
5 26-30 West Hubbard Street
6 325 North LaSalle Street
7 40 West Hubbard Street
8 413-419 North Clark- Ground Lease
9 420 North Wabash Street
10 430-436 North Clark Street
11 441-449 North Clark Street
12 400-408 North Clark Street
13 500-508 North Clark Street
14 500 - 520 North Dearborn Street
15 54 West Hubbard Street
16 57 West Grand Avenue
17 55-61 West Hubbard Street
18 600-622 North Wabash
19 601-623 North State Street
20 12 East Ohio Street
21 70 West Hubbard Street
W CHICAGO AVE
W SUPERIOR ST
W HURON ST
W ERIE ST
W ONTARIO ST
W OHIO ST
W GRAND AVE
W ILLINOIS ST
W HUBBARD ST
W KINZIE ST
W CARROLL AVE
W WACKER DR
E WACKER DR
LOWER WACKER DR
W RANDOLPH ST
E RANDOLPH ST
W WASHINGTON ST
E WASHINGTON ST
W MADISON ST
E MADISON ST
W MONROE ST
E MONROE ST
W ADAMS ST
E ADAMS ST
E LAKE ST
N MICHIGAN AVE
MAGNIFICENT
FIRST NATIONAL PLAZA
LA SALLE BANK BLDG
BANK OF AMERICA BLDG

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

350 NORTH CLARK

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CCRE
Location (City/State)	Chicago, Illinois	Cut-off Date Principal Balance		$25,590,000
Property Type	Office	Cut-off Date Principal Balance per SF		$231.24
Size (SF)	110,664	Percentage of Initial Pool Balance		2.5%
Total Occupancy as of 2/7/2014	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/7/2014	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1912 / 2012	Mortgage Rate		4.8855%
Appraised Value	$35,700,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		24
Underwritten Revenues	$3,174,215
Underwritten Expenses	$772,598	Escrows
Underwritten Net Operating Income (NOI)	$2,401,617		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,235,621	Taxes(2)	$0	$0
Cut-off Date LTV Ratio	71.7%	Insurance(3)	$0	$0
Maturity Date LTV Ratio	61.8%	Replacement Reserves	$0	$2,313
DSCR Based on Underwritten NOI / NCF(1)	1.48x / 1.37x	TI/LC(4)	$200,000	$10,750
Debt Yield Based on Underwritten NOI / NCF	9.4% / 8.7%	Other(5)	$1,271,224	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$25,590,000	100.0%	Principal Equity Distribution	$23,851,124	93.2%
			Reserves	1,471,224	5.7
			Closing Costs	267,652	1.0
Total Sources	$25,590,000	100.0%	Total Uses	$25,590,000	100.0%

(1)	Based on amortizing debt service payments. Based on the current interest only payments, the DSCR Based on Underwritten NOI and DSCR Based on Underwritten NCF are 1.89x and 1.76x, respectively
(2)
The borrower will be required to deposit 1/12th of the estimated annual real estate taxes into the tax reserve account if (i) a 350 North Clark Cash Management Period (as defined below) has commenced or (ii) if the borrower has not provided evidence to lender that taxes have been paid. See “—Escrows” below.

(3)
The borrower will be required to deposit 1/12th of the annual insurance premiums into the insurance reserve account if (i) a 350 North Clark Cash Management Period has commenced or (ii) if the borrower has not provided evidence to lender that insurance premiums have been paid. See “—Escrows” below.

(4)	TI/LC reserves will be capped at $600,000 (inclusive of the $200,000 upfront reserves). See “—Escrows” below.
(5)
The other upfront reserve of $1,271,224 represents reserves in connection with free rent and outstanding TI/LCs for the largest tenant at the 350 North Clark Property, Cleverbridge.  See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “350 North Clark Loan”) is evidenced by a note in the original principal amount of $25,590,000 and is secured by a first mortgage encumbering the borrower’s fee interest in a CBD office building located in Chicago, Illinois known as 350 North Clark (the “350 North Clark Property”).  The 350 North Clark Loan was originated by CCRE on February 5, 2014 and represents approximately 2.5% of the Initial Pool Balance.  The note evidencing the 350 North Clark Loan has an outstanding principal balance as of the Cut-off Date of $25,590,000 and has an interest rate of 4.8855% per annum. The borrower utilized the proceeds of the 350 North Clark Loan to return equity to the borrower sponsor, to pay closing costs and to fund reserves.

The 350 North Clark Loan has an initial term of 120 months, has a remaining term of 119 months as of the Cut-off Date and requires interest only payments for the initial 24 months and then payments of principal and interest based on a 30-year amortization schedule. The scheduled maturity date of the 350 North Clark Loan is the due date in February 2024. Voluntary prepayment of the 350 North Clark Loan is permitted on or after the due date in November 2023.  Defeasance with direct non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

The Mortgaged Property.  The 350 North Clark Property is a 110,664 SF, Class B office building featuring 97,950 SF (88.5% of total SF) of office space and 12,714 SF (11.5% of total SF) of ground-floor retail and restaurant space located at the intersection of Clark Street and Kinzie Street in the River North central business district of Chicago, Illinois. The 350 North Clark Property office space was formerly 100.0% occupied by Mesirow Financial, which vacated the 350 North Clark Property in 2009. The borrower has since invested $5.8 million ($52.54 per SF) into the renovation and repositioning of the 350 North Clark Property office space for multi-tenant use. As of February 7, 2014, the Total Occupancy at the 350 North Clark Property was 100.0%. The largest tenant at the 350 North Clark Property is Cleverbridge (26.6% of Total SF; 26.5% of Total UW Base Rent), which is headquartered at the 350 North Clark Property. Cleverbridge is an e-commerce provider of end-to-end, multi-channel solutions. As of December 2013, the retail tenants that report sales (70.8% of retail SF) at the 350 North Clark Property averaged sales of $646.95 per SF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

350 NORTH CLARK

The following table presents certain information relating to the tenants at the 350 North Clark Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Cleverbridge(2)	NR / NR / NR	29,442	26.6%	$824,517	26.5%	$28.00	5/31/2024	1, 5-year option
KOS Services LLC(3)	NR / NR / NR	15,336	13.9	387,234	12.4	25.25	10/1/2023	1, 5-year option
Friedman Properties(4)	NR / NR / NR	15,465	14.0	386,640	12.4	25.00	2/1/2027	NA
The Strive Group(5)	NR / NR / NR	15,465	14.0	379,668	12.2	24.55	4/1/2021	1, 5-year option
On Peak (Travel Tech)	NR / NR / NR	15,055	13.6	353,793	11.4	23.50	11/30/2015	1, 5-year option
Piccolo Sogno	NR / NR / NR	6,406	5.8	227,948	7.3	35.58	4/30/2022	1, 5-year option
AT&T	A/ A3 / A-	3,707	3.3	211,299	6.8	57.00	10/31/2015	2, 5-year options
EDLINK	NR / NR / NR	7,187	6.5	192,525	6.2	26.79	8/30/2016	NA
Protein Bar	NR / NR / NR	1,712	1.5	95,843	3.1	55.98	7/31/2021	2, 5-year options
Crumbs	NR / NR / NR	889	0.8	52,007	1.7	58.50	10/1/2016	2, 5-year options
Ten Largest Tenants		110,664	100.0%	$3,111,474	99.9%	$28.12
Remaining Tenant		0	0.0	2,460	0.1	0.00
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		110,664	100.00%	$3,113,934	100.0%	$28.14

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Cleverbridge has the option to terminate its lease effective April 1, 2021 with 12 months prior notice and payment to the borrower of all unamortized transaction costs incurred by the borrower in connection with the lease. Upon the tenant exercising its termination option, all excess cash flow will be swept into an excess cash reserve. See “—Escrows” below.

(3)
KOS Services LLC has the option to terminate its lease effective October 31, 2019 with 12 months prior notice and payment of a cancellation fee. Upon the tenant exercising its termination option, all excess cash flow will be swept into an excess cash reserve. See “—Escrows” below.

(4)
Friedman Properties, an affiliate of the 350 North Clark Loan sponsor and the property manager, is headquartered at the 350 North Clark Property. Inclusive of the 350 North Clark Property, Friedman Properties, owns 22 office properties in the River North submarket of Chicago, comprising approximately 1.4 million SF of space with an overall occupancy of 94.7%.

(5)
The Strive Group has the option to terminate its lease effective April 30, 2017 with 12 months prior notice and payment of approximately $455,625. The tenant  also has the one-time right to decrease the size of its premises by no more than 3,150 SF and no less than 2,850 SF, effective after April 30, 2015 with 12 months notice and payment of approximately $10 PSF.

The following table presents the lease rollover schedule at the 350 North Clark Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$2,460	0.1%	$0.00	1
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	18,762	17.0	17.0%	565,092	18.1	30.12	2
2016	8,076	7.3	24.3%	244,532	7.9	30.28	2
2017	0	0.0	24.3%	0	0.0	0.00	0
2018	0	0.0	24.3%	0	0.0	0.00	0
2019	0	0.0	24.3%	0	0.0	0.00	0
2020	0	0.0	24.3%	0	0.0	0.00	0
2021	17,177	15.5	39.8%	475,511	15.3	27.68	2
2022	6,406	5.8	45.6%	227,948	7.3	35.58	1
2023	15,336	13.9	59.4%	387,234	12.4	25.25	1
2024	29,442	26.6	86.0%	824,517	26.5	28.00	1
2025 & Thereafter	15,465	14.0	100.0%	386,640	12.4	25.00	1
Vacant	0	0.0	100.0%	0	0	0	0
Total / Wtd. Avg.	110,664	100.0%		$3,113,934	100.0%	$28.14	11

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date that are not considered in this lease expiration schedule.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

350 NORTH CLARK

The following table presents certain information relating to historical leasing at the 350 North Clark Property:

Historical Leased %(1)(2)
	2010	2011	2012	2013	As of 2/7/2014
Owned Space	22.0%	54.0%	60.0%	100.0%	100.0%

(1)	As provided by the borrower and represents occupancy as of December 31, for the specified year.
(2)
The office space at the 350 North Clark Property was previously 100.0% occupied by Mesirow Financial, which vacated in 2009. The borrower has since invested $5.8 million, or $52.54 per SF into the renovation of the 350 North Clark Property, and has leased the 350 North Clark Property to 100.0% occupancy as of February 7, 2014.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 350 North Clark Property:

Cash Flow Analysis
	2011	2012	2013	Underwritten(1)	Underwritten $ per SF
Base Rent(2)	$1,172,040	$1,866,206	$1,903,213	$2,266,994	$20.49
Contractual Rent Steps	0	0	0	846,940	7.65
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$1,172,040	$1,866,206	$1,903,213	$3,113,934	$28.14
Total Reimbursables	79,447	88,256	120,556	109,404	0.99
Other Income(3)	43,528	175,033	148,738	165,341	1.49
Less Vacancy & Credit Loss(4)	0	0	0	(214,464)	(1.94)
Effective Gross Income	$1,295,015	$2,129,495	$2,172,507	$3,174,215	$28.68
					0.00
Total Operating Expenses	$644,882	$620,313	$757,620	$772,598	$6.98

Net Operating Income	$650,133	$1,509,182	$1,414,887	$2,401,617	$21.70
TI/LC	0	0	0	$138,330	1.25
Capital Expenditures	0	0	0	$27,666	0.25
Net Cash Flow	$650,133	$1,509,182	$1,414,887	$2,235,621	$20.20

(1)
The office space at the 350 North Clark Property was previously 100.0% occupied by Mesirow Financial, which vacated in 2009. The borrower has since invested $5.8 million, or $52.54 PSF into the renovation of the 350 North Clark Property, and has leased the 350 North Clark Property to 100.0% occupancy as of February 7, 2014.

(2)
Underwritten Base Rent includes contractual rent steps through September 1, 2014 ($22,423). Underwritten rent also includes full rent for Cleverbridge ($824,517), which is currently in its free rent period. Cleverbridge will be in its free rent period through May 14, 2014  for 73.1% of its space and through April 30, 2016 for the remaining 26.9% of its space.

(3)	Includes parking income and maintenance service revenue.
(4)
Underwriting reflects an economic vacancy of 7.0% for office space and 5.0% for retail space. The 350 North Clark Property is 100% occupied as of February 7, 2014. The Underwritten Vacancy at the 350 North Clark Property is above the appraiser’s concluded vacancy rate of 6.0% for the office space and 3.0% for the retail space and above the 5.3% vacancy rate of the subset of 22 properties in the submarket owned by the sponsor.

■	Appraisal. According to the appraisal, the 350 North Clark Property had an appraised value of $35,700,000 as of an effective date of December 1, 2013.

■
Environmental Matters.  According to the Phase I environmental report, dated November 19, 2013, there are no recognized environmental conditions or recommendations for further action other than a recommendation for an asbestos operations and maintenance (O&M) plan, which is already in place.

■
Market Overview and Competition.  The 350 North Clark Property is located at the intersection of Kinzie Street and North Clark Street, less than one mile east of the Dan Ryan Expressway (I-90/94) in the River North submarket of Chicago, Illinois. The 350 North Clark Property is two blocks from the brown and purple line Chicago Transit Authority (CTA) trains as well as one block from CTA bus routes. The River North submarket includes many restaurants, bars, offices, residential properties and nightlife destinations. The River North submarket is in close proximity to Michigan Avenue, which is the major retail corridor in Chicago.

According to the appraisal, the office market surrounding the 350 North Clark Property consists of 302 buildings comprised of approximately 59.0 million SF, with a vacancy rate of 8.3% with an average gross rental rate of $24.47 per SF. Inclusive of the 350 North Clark Property, Friedman Properties, the 350 North Clark Loan sponsor, owns 22 office properties in the River North submarket of Chicago, comprising approximately 1.4 million SF of space with an overall portfolio occupancy of 94.7%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

350 NORTH CLARK

According to the appraisal, the concluded market rent for the office portion of the 350 North Clark Property is $25.53 per SF. The current office rent for the 350 North Clark Property is $25.68 per SF, which is in-line with market rent. The concluded average market rent for the retail space at the 350 North Clark Property is $52.92, 12.5% above the current retail rent per SF at the 350 North Clark Property of $46.83.

As of 2013, the population within a one mile radius of the 350 North Clark Property was 85,709 with an average household income of $108,683.

■
The Borrower.  The borrower for the 350 North Clark Loan is Thompson Building (DE) LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 350 North Clark Loan. The non-recourse carveout guarantor under the 350 North Clark Loan is River North Historic District Holdings LLC, an entity wholly owned by the sponsor.

The sponsor is Albert Friedman, Chairman and CEO of Friedman Properties, one of Chicago’s largest real estate companies with a portfolio of over 50 properties encompassing over 4.0 million SF throughout the Chicago area. Friedman Properties has developed real estate in Chicago’s River North submarket for over 35 years. Friedman Properties is also headquartered at the 350 North Clark Property and the property manager. Friedman Properties owns 22 office properties in the River North submarket of Chicago, comprising approximately 1.4 million SF of space with an overall occupancy of 94.7%. The 350 North Clark Property was purchased by Friedman Properties in 2006.

■
Escrows.  At origination, the borrower funded aggregate reserves of $1,471,224 with respect to the 350 North Clark Property, comprised of: (i) $200,000 for future tenant improvements and leasing commissions, (ii) $762,595 for a rent reserve in connection with rent abatement for the largest tenant, Cleverbridge and (iii) $508,629 for outstanding tenant improvements in connection with the largest tenant, Cleverbridge.

On each monthly due date, the borrower is required to fund the following reserves with respect to the 350 North Clark Property: (i) a replacement reserve in the amount of $2,313 and (ii) until amounts on deposit in the TI/LC reserve are equal to or exceed $600,000 (inclusive of the $200,000 upfront reserve), a TI/LC reserve in the amount of $10,750. Additionally, the borrower will be required to deposit (i) 1/12th of the estimated annual real estate taxes into the tax reserve account if (a) a 350 North Clark Cash Management Period has commenced or (b) if the borrower has not provided evidence to lender that taxes have been paid and (ii) 1/12th of the annual insurance premiums into the insurance reserve account if (a) a 350 North Clark Cash Management Period has commenced or (b) if the borrower has not provided evidence to lender that insurance premiums have been paid.

In addition, on any due date during a 350 North Clark Cash Trap Period (as defined below), all remaining excess cash flow generated by the 350 North Clark Property after payment of debt service due on such monthly due date, all required reserve deposits described above due on such monthly due date and any other sums due and owed under the loan documents, are required to be deposited into an excess cash reserve, provided that funds sufficient to cover approved operating and extraordinary expenses for such month will be paid to the borrower, except during a 350 North Clark Lease Trigger Period (as defined below), when all excess cash will be paid to an occupancy reserve account.

A “350 North Clark Cash Trap Period” means any period (A) commencing upon (i) the occurrence of an event of default under the loan documents, (ii) any bankruptcy action involving borrower, guarantor or property manager or (iii) the commencement of a 350 North Clark Lease Trigger Period and (B) terminating upon (x) in the case of clause (i) above, the cure (if applicable) of such event of default, (y) in the case of a bankruptcy action of the property manager only, the borrower replaces the property manager with a qualified manager under a replacement management agreement and (z) in the case of clause (iii) above, an applicable lease cure event (as defined by clause (B) in the paragraph below) has occurred and no other 350 North Clark Cash Trap Period then exists.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

350 NORTH CLARK

A “350 North Clark Lease Trigger Period” means a period with respect to tenants KOS Services LLC and Cleverbridge (A) commencing upon: (i) the earlier to occur of (a) one year prior to the lease expiration date for each such tenant or (b) the date on which such tenant is required to notify the landlord of its intent to renew or terminate its respective lease, (ii) the date such tenant or the related guarantor (if applicable) is the subject of a bankruptcy action, (iii) the date such tenant gives notice of its intent to terminate its lease or otherwise vacates or surrenders its premises or (iv) the date such tenant’s lease is terminated or expires and (B) terminating, upon (x) in the case of clause (i) above, an acceptable lease extension is delivered, (y) in the case of clauses (ii), (iii) or (iv) above, all of the space demised by KOS Services LLC or Cleverbridge that triggered the 350 North Clark Lease Trigger Period has been re-leased and (z) in all cases, provided the debt yield is greater than 8.6% after the applicable event.

■
Lockbox and Cash Management.  The 350 North Clark Loan is structured with a soft springing hard lockbox and springing cash management.  The loan documents require the borrower to deposit all amounts received into a lockbox account within one business day after receipt. During the continuance of a 350 North Clark Cash Management Period (as defined below), the loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account. During the continuance of a 350 North Clark Lease Trigger Period, all excess cash will be swept into an occupancy reserve account.

A “350 North Clark Cash Management Period” means a period (A) commencing upon (i) the commencement of a 350 North Clark Cash Trap Period, (ii) the failure by the borrower after two consecutive calendar quarters to maintain a debt service coverage ratio (“DSCR”) of at least 1.25x on a 30-year amortizing basis, provided that the borrower may avoid triggering a 350 North Clark Cash Management Period, by depositing cash or a letter of credit into the DSCR reserve account in the amount necessary to maintain a DSCR of 1.25x on a 30-year amortizing basis or (iii) the failure by the borrower after two consecutive calendar quarters to maintain a DSCR of at least 1.15x on a 30-year amortizing basis (which trigger cannot be avoided by depositing cash or a letter of credit as set forth in clause (ii) above) and (B) terminating upon (i) the 350 North Clark Loan and all obligations under the 350 North Clark Loan documents being repaid in full, (ii) the borrower has fully defeased the 350 North Clark Loan or (iii) for two consecutive quarters following a 350 North Clark Cash Management Period, no other 350 North Clark Cash Management Period exists and the DSCR has been greater than or equal to 1.30x on a 30-year amortizing basis.

■
Property Management. The 350 North Clark Property is currently managed by Friedman Properties, Ltd., an affiliate of the borrower. The loan documents require prior written approval from the lender (which approval may be conditioned upon a Rating Agency Confirmation) prior to the borrower replacing the property manager. The lender may replace (or require the borrower to replace) the property manager (i) during an event of default under the 350 North Clark Loan, after taking into account any applicable notice and cure periods, (ii) upon the filing of a bankruptcy petition or the occurrence of a similar event with respect to the property manager or (iii) if the property manager is in default under the management agreement beyond any applicable notice and cure period.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism, so long as lender determines that either (i) prudent owners of real estate comparable to the 350 North Clark Property are maintaining such insurance, or (ii) prudent institutional lenders to such owners are requiring that such owners maintain such insurance, in an amount equal to the full replacement cost of the 350 North Clark Property, plus 18 months of business interruption coverage. The “all-risk” insurance policy that provides coverage for terrorism is required to contain a deductible that is acceptable to the lender and is no higher than $50,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Prospectus Supplement.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

808 BRANNAN STREET

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	San Francisco, California	Cut-off Date Principal Balance		$20,000,000
Property Type	Office	Cut-off Date Principal Balance per SF		$328.62
Size (SF)	60,860	Percentage of Initial Pool Balance		2.0%
Total Occupancy as of 1/1/2014	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 1/1/2014	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1930, 1938 / 2012-2013	Mortgage Rate		4.6990%
Appraised Value	$35,200,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)	120
		Borrower Sponsor(1)	Eagle River Investors, LLC
Underwritten Revenues	$3,001,684
Underwritten Expenses	$710,037	Escrows
Underwritten Net Operating Income (NOI)	$2,291,647		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,218,615	Taxes	$0	$35,593
Cut-off Date LTV Ratio	56.8%	Insurance	$11,775	$1,070
Maturity Date LTV Ratio	56.8%	Replacement Reserves	$0	$1,268
DSCR Based on Underwritten NOI / NCF	2.41x / 2.33x	TI/LC(2)	$0	$0
Debt Yield Based on Underwritten NOI / NCF	11.5% / 11.1%	Other(3)	$216,839	$20,287

Sources and Uses(4)
Sources	$	%	Uses	$	%
Loan Amount	$20,000,000	56.1%	Purchase Price	$35,200,000	98.7%
Principal’s New Cash Contribution	15,651,320	43.9	Reserves	228,614	0.6
			Closing Costs	222,707	0.6

Total Sources	$35,651,320	100.0%	Total Uses	$35,651,320	100.0%

(1)	Eagle River Investors, LLC is the guarantor of the non-recourse carveouts under the 808 Brannan Street Loan.
(2)	If Pinterest vacates the property and the property is partially or wholly leased to new tenants, a TI/LC monthly reserve of $10,143 will be collected.
(3)
Other upfront reserve of $216,839 represents an unfunded obligations reserve ($175,589) and a deferred maintenance reserve ($41,250). Other monthly reserve of $20,287 represents the Pinterest rollover reserve and is capped at $1,825,800.

(4)
The 808 Brannan Street Property was acquired by the borrower in an all-cash transaction on January 7, 2014.  The sources and uses presented consider the acquisition and the financing of the property together.

The following table presents certain information relating to the tenant at the 808 Brannan Street Property:

Largest Owned Tenant Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Pinterest(1)	NR / NR/ NR	60,860	100.0%	$2,860,420	100.0%	$47.00	5/31/2020	2, 3-year options
Total		60,860	100.0%	$2,860,420	100.0%	$47.00

(1)
Pinterest may terminate its current lease at any time after 7/9/2017 with 9 months written notice and provided the tenant is not in default.  If Pinterest terminates the lease, it is required to pay a termination fee equal to the unamortized tenant improvement allowance and brokerage commissions.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

808 BRANNAN STREET

The following table presents the lease rollover schedule at the 808 Brannan Street Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	60,860	100.0	100.0%	2,860,420	100.0	47.00	1
2021	0	0.0	100.0%	0	0.0	0.00	0
2022	0	0.0	100.0%	0	0.0	0.00	0
2023	0	0.0	100.0%	0	0.0	0.00	0
2024	0	0.0	100.0%	0	0.0	0.00	0
2025 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	60,860	100.0%		$2,860,420	100.0%	$47.00	1

(1)	Calculated based on approximate square footage occupied by the Owned Tenant.

The following table presents certain information relating to historical leasing at the 808 Brannan Street Property:

Historical Leased %(1)

	2011	2012	2013
Owned Space	NAV	NAV	100.0%

(1)
As provided by the borrower, which reflects year-end occupancy for the specified year.  Historical occupancy prior to 2013 is not shown as the property was converted to an office property from an alternate use before Pinterest took occupancy in 2013.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 808 Brannan Street Property:

Cash Flow Analysis(1)

	2013(2)	Underwritten(3)	Underwritten $ per SF
Base Rent	$1,427,325	$2,860,420	$47.00
Overage Rent	0	0	0.00
Gross Up Vacancy	0	0	0.00
Total Rent	$1,427,325	$2,860,420	$47.00
Total Reimbursables	73,044	299,247	4.92
Parking/Antenna/Storage	0	0	0.00
Other Income	0	0	0.00
Less Vacancy & Credit Loss	0	(157,983)	(2.60)
Effective Gross Income	$1,500,369	$3,001,684	$49.32

Total Operating Expenses	$393,417	$710,037	$11.67

Net Operating Income	$1,106,952	$2,291,647	$37.65
TI/LC	0	57,817	0.95
Capital Expenditures	0	15,215	0.25
Net Cash Flow	$1,106,952	$2,218,615	$36.45

(1)
Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Pinterest commenced paying rent in May 2013.
(3)	Underwritten cash flow based on contractual rents as of 1/1/2014 and rent steps through 3/31/2015.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

PHOENIX SHADOW ANCHORED RETAIL PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	4	Loan Seller		GSMC
Location (City/State)	Various, Arizona	Cut-off Date Principal Balance		$19,967,364
Property Type	Retail	Cut-off Date Principal Balance per SF		$170.22
Size (SF)	117,304	Percentage of Initial Pool Balance		2.0%
Total Occupancy as of 11/1/2013	87.1%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/1/2013	87.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate		4.1575%
Appraised Value	$27,250,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(2)	Joseph C. Cattaneo
Underwritten Revenues	$2,805,635
Underwritten Expenses	$905,299	Escrows
Underwritten Net Operating Income (NOI)	$1,900,336		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,775,677	Taxes	$86,705	$21,676
Cut-off Date LTV Ratio	73.3%	Insurance	$5,874	$2,937
Maturity Date LTV Ratio(1)	65.8%	Replacement Reserves	$0	$2,045
DSCR Based on Underwritten NOI / NCF	1.63x / 1.52x	TI/LC(3)	$275,000	$0
Debt Yield Based on Underwritten NOI / NCF	9.5% / 8.9%	Other(4)	$74,048	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$20,000,000	100.0%	Loan Payoff	$19,022,016	95.1%
			Reserves	441,627	2.2
			Closing Costs	313,408	1.6
			Principal Equity Distribution	222,949	1.1
Total Sources	$20,000,000	100.0%	Total Uses	$20,000,000	100.0%

(1)	The Maturity Date LTV Ratio is calculated using the “as stabilized” appraised value of $27,650,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value, is 66.8%.
(2)
Joseph C. Cattaneo, Joseph C. Cattaneo, Trustee of the Joseph C. Cattaneo Revocable Trust and A&C Tank Sales Company, Inc. are the guarantors of the non-recourse carveouts under the Phoenix Shadow Anchored Retail Portfolio Loan.

(3)
No monthly TI/LC collections until and unless the TI/LC reserve is drawn down below $175,000 at which time deposits to that account are required in the amount of $5,000 per month until the reserve is brought back up to $175,000.

(4)	Other upfront reserves represents a deferred maintence reserve for immediate repairs ($39,448) and an unfunded obligations reserve for certain TI/LC amounts ($34,600).

The following table presents certain information relating to the Phoenix Shadow Anchored Retail Portfolio Properties:

Property Name	City	State	Total GLA	Occupancy(1)	Allocated Cut-off Date Loan Amount	% of Allocated Cut-off Date Loan Amount	Year Built / Renovated	Appraised Value	UW NCF	UW NCF per SF
Gilbert Fiesta Marketplace	Gilbert	AZ	58,661	85.1%	$9,745,539	48.8%	2002, 2007 / NAP	$13,300,000	$836,668	$14.26
Village at Surprise	Surprise	AZ	27,205	91.3%	4,359,846	21.8	2003 / NAP	5,950,000	463,712	17.05
Riggs Marketplace	Chandler	AZ	18,241	100.0%	3,663,737	18.3	2003 / NAP	5,000,000	304,473	16.69
Frys Superstition Springs Center	Mesa	AZ	13,197	70.0%	2,198,242	11.0	1996 / NAP	3,000,000	170,824	12.94
Total / Wtd. Avg.			117,304	87.1%	$19,967,364	100.0%		$27,250,000	$1,775,677	$15.14

(1)	Occupancy as of November 1, 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

PHOENIX SHADOW ANCHORED RETAIL PORTFOLIO

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Phoenix Shadow Anchored Retail Portfolio Properties:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost	Renewal / Extension Options
Peter Piper Pizza	NR / NR / NR	11,021	9.4%	$148,000	7.1%	$13.43	12/31/2015	$136	13.7%	2, 5-year options
Teakwoods Bar & Grill	NR / NR / NR	4,500	3.8	90,045	4.3	20.01	3/31/2015	NA	NA	1, 5-year option
NYPD Pizza	NR / NR / NR	2,851	2.4	80,227	3.8	28.14	10/31/2015	NA	NA	2, 5-year options
Payless Shoes	NR / NR / NR	2,996	2.6	79,094	3.8	26.40	8/31/2019	$223	14.4%	2, 5-year options
Sears Home Appliance	NR / NR / CCC+	5,061	4.3	75,915	3.6	15.00	3/31/2018	NA	NA	2, 5-year options
Copper Still	NR / NR / NR	3,840	3.3	73,920	3.5	19.25	6/30/2020	NA	NA	NA
Vista Medical Group	NR / NR / NR	3,000	2.6	67,826	3.2	22.61	10/31/2016	NA	NA	2, 5-year options
TitleMax	NR / NR / NR	3,000	2.6	66,000	3.2	22.00	10/31/2017	NA	NA	2, 5-year options
Yao’s Chinese Restaurant	NR / NR / NR	2,600	2.2	60,684	2.9	23.34	5/31/2018	$187	15.4%	NA
Once Upon a Child	NR / NR / NR	3,536	3.0	54,804	2.6	15.50	6/19/2017	NA	NA	1, 5-year option
Ten Largest Owned Tenants		42,405	36.1%	$796,515	38.1%	$18.78
Remaining Owned Tenants(4)		59,806	51.0	1,295,058	61.9	21.65
Vacant Spaces (Owned Space)		15,093	12.9	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		117,304	100.0%	$2,091,573	100.0%	$20.46

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space. Does not include non-owned anchors or outparcels.
(3)	Sales are based on TTM as of 12/31/2012 for Peter Piper Pizza and Yao’s Chinese Restaurant. Sales are based on TTM as of 8/31/2013 for Payless Shoes.
(4)
AccuQuest (1,328 SF, $23.25 base rent per SF) has a signed lease but is not yet open for business or paying rent. AccuQuest is expected to take occupancy and begin paying rent in April 2014. We cannot assure you AccuQuest will take occupancy or begin rent as expected or at all.

The following table presents certain information relating to the lease rollover schedule at the Phoenix Shadow Anchored Retail Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	7,648	6.5	6.5%	168,378	8.1	22.02	6
2015	25,058	21.4	27.9%	463,133	22.1	18.48	8
2016	15,609	13.3	41.2%	366,638	17.5	23.49	10
2017	26,094	22.2	63.4%	470,208	22.5	18.02	12
2018	19,766	16.9	80.3%	446,649	21.4	22.60	12
2019	4,196	3.6	83.9%	102,646	4.9	24.46	2
2020	3,840	3.3	87.1%	73,920	3.5	19.25	1
2021	0	0.0	87.1%	0	0.0	0.00	0
2022	0	0.0	87.1%	0	0.0	0.00	0
2023	0	0.0	87.1%	0	0.0	0.00	0
2024	0	0.0	87.1%	0	0.0	0.00	0
2025 & Thereafter	0	0.0	87.1%	0	0.0	0.00	0
Vacant	15,093	12.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	117,304	100.0%		$2,091,573	100.0%	$20.46	51

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Phoenix Shadow Anchored Retail Portfolio Properties:

Historical Leased %(1)(2)

	2011	2012	2013
Owned Space	NAV	NAV	NAV

(1)	As provided by the borrower and represents occupancy as of December 31, for the specified year.
(2)	The historical occupancy is not available as the borrower acquired Gilbert Fiesta Marketplace in June 2013, Riggs Marketplace in April 2013 and Village at Surprise in April 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

PHOENIX SHADOW ANCHORED RETAIL PORTFOLIO

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Phoenix Shadow Anchored Retail Portfolio Properties:

Cash Flow Analysis(1)

	2011	2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,735,703	$1,830,870	$2,091,573	$17.83
Other Rental Revenue(3)	25,103	17,291	4,200	0.04
Gross Up Vacancy	0	0	404,441	3.45
Total Rent	$1,760,806	$1,848,161	$2,500,214	$21.31
Total Reimbursables	600,827	591,574	786,105	6.70
Vacancy & Credit Loss	0	(40,347)	(480,683)	(4.10)
Effective Gross Income	$2,361,633	$2,399,388	$2,805,635	$23.92

Total Operating Expenses	$795,322	$859,237	$905,299	$7.72

Net Operating Income	$1,566,310	$1,540,151	$1,900,336	$16.20
TI/LC	0	0	100,114	0.85
Capital Expenditures	0	0	24,544	0.21
Net Cash Flow	$1,566,310	$1,540,151	$1,775,677	$15.14

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 11/1/2013 rent roll with rent steps through 2/28/2015.
(3)	Other rental revenue includes miscellaneous income items.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

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MID-CITY PLAZA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	North Tonawanda, New York	Cut-off Date Principal Balance		$18,400,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$84.35
Size (SF)	218,144	Percentage of Initial Pool Balance		1.8%
Total Occupancy as of 10/31/2013	94.5%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/31/2013	94.5%	Type of Security		Fee Simple
Year Built / Latest Renovation	1958-2004 / NAP	Mortgage Rate		4.9390%
Appraised Value	$24,700,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
		Borrower Sponsor(1)	Leo Bernstein, Jon Goldberg, William Prendergast and Cohas Brook Shopping Center, LLC
Underwritten Revenues	$3,200,913
Underwritten Expenses	$994,685	Escrows
Underwritten Net Operating Income (NOI)	$2,206,228		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,043,594	Taxes	$132,703	$33,176
Cut-off Date LTV Ratio	74.5%	Insurance	$12,849	$6,425
Maturity Date LTV Ratio	65.8%	Replacement Reserves	$0	$2,727
DSCR Based on Underwritten NOI / NCF	1.87x / 1.74x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	12.0% / 11.1%	Other(2)	$66,836	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,400,000	75.1%	Purchase Price	$24,025,000	98.1%
Principal’s New Cash Contribution	6,085,523	24.9	Closing Costs	248,134	1.0
			Upfront Reserves	212,389	0.9
Total Sources	$24,485,523	100.0%	Total Uses	$24,485,523	100.0%

(1)	Leo Bernstein, Jon Goldberg, William Prendergast and Cohas Brook Shopping Center, LLC are the guarantors of the non-recourse carveouts under the Mid-City Plaza Loan.
(2)	Other upfront reserve represents a deferred maintenance reserve for short-term and immediate repairs.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Mid-City Plaza Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
										5, 5-year options and
Tops Markets	NR / NR / B	58,000	26.6%	Yes	$1,148,522	$19.80	7/31/2024	$465	4.3%	1, 4-year option
Grossman’s Bargain Outlet	NR / NR / NR	24,833	11.4	Yes	$148,433	$5.98	3/31/2019	NA	NA	2, 5-year options
Total Anchors		82,833	38.0%

Occupied In-line		111,493	51.1%		$1,716,109	$15.39
Occupied Outparcel/Other(3)		11,804	5.4		$172,757	$14.64
Vacant Spaces		12,014	5.5		$0	$0.00
Total Owned SF		218,144	100.0%
Total SF		218,144	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tops Markets sales are estimated by the borrower as of 12/31/2012.
(3)	Tim Horton’s is an outparcel that is not part of the collateral, but pays $1,953 in CAM attributable to total rent.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MID-CITY PLAZA

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Mid-City Plaza Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost	Renewal / Extension Options
										5, 5-year options and
Tops Markets	NR / NR / B	58,000	26.6%	$922,780	37.0%	$15.91	7/31/2024	$465	4.3%	1, 4-year option
Grossman’s Bargain Outlets	NR / NR / NR	24,833	11.4	143,038	5.7	5.76	3/31/2019	NA	NA	2, 5-year options
CVS	NR / Baa1 / BBB+	9,088	4.2	134,508	5.4	14.80	1/31/2016	NA	NA	1, 5-year option
First Niagara Bank	BBB- / Baa2 / BBB	7,406	3.4	105,540	4.2	14.25	2/28/2015	NA	NA	NA
M&T Bank	A- / A3 / A-	3,798	1.7	98,064	3.9	25.82	2/29/2016	NA	NA	1, 5-year option
Fitness 19	NR / NR / NR	7,048	3.2	93,034	3.7	13.20	8/31/2018	NA	NA	2, 5-year options
Dollar Tree	NR / NR / NR	9,693	4.4	77,544	3.1	8.00	1/31/2016	$124	9.9%	1, 5-year option
Goodwill Industries of WNY	NR / NR / NR	8,160	3.7	73,440	2.9	9.00	3/31/2020	NA	NA	1, 7-year option
Advance Auto Parts	NR / Baa3 / BBB-	6,840	3.1	66,690	2.7	9.75	10/31/2018	NA	NA	NA
Tina’s Hallmark	NR / NR / NR	4,713	2.2	65,988	2.6	14.00	2/29/2016	$142	12.5%	1, 5-year option
Ten Largest Owned Tenants		139,579	64.0%	$1,780,626	71.4%	$12.76
Remaining Owned Tenants		66,551	30.5	714,174	28.6	10.73
Vacant Spaces (Owned Space)		12,014	5.5	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		218,144	100.0%	$2,494,799	100.0%	$12.10

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space. Does not include non-owned tenants.
(3)	Tops Markets sales are borrower estimates as of 12/31/2012, Dollar Tree sales are as of 10/31/2013 and Tina’s Hallmark sales are as of 9/30/2013.

The following table presents certain information relating to the lease rollover schedule at the Mid-City Plaza Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	21,049	9.6	9.6%	199,156	8.0	9.46	5
2015	21,425	9.8	19.5%	275,878	11.1	12.88	7
2016	32,918	15.1	34.6%	437,460	17.5	13.29	6
2017	10,150	4.7	39.2%	75,588	3.0	7.45	2
2018	19,431	8.9	48.1%	243,314	9.8	12.52	5
2019	26,928	12.3	60.5%	172,892	6.9	6.42	2
2020	8,160	3.7	64.2%	73,440	2.9	9.00	1
2021	1,600	0.7	64.9%	29,600	1.2	18.50	1
2022	6,469	3.0	67.9%	64,692	2.6	10.00	1
2023	0	0.0	67.9%	0	0.0	0.00	0
2024	58,000	26.6	94.5%	922,780	37.0	15.91	1
2025 & Thereafter	0	0.0	94.5%	0	0.0	0.00	0
Vacant	12,014	5.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	218,144	100.0%		$2,494,799	100.0%	$12.10	31

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Mid-City Plaza Property:

Historical Leased %(1)
	2010	2011	2012
Owned Space	93.8%	93.8%	94.5%

(1)	As provided by the borrower and represents occupancy as of December 31, for the specified year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MID-CITY PLAZA

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Mid-City Plaza Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 11/30/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,465,535	$2,434,546	$2,445,962	$2,628,743	$2,494,799	$11.44
Gross Up Vacancy	0	0	0	0	219,253	1.01
Total Rent	$2,465,535	$2,434,546	$2,445,962	$2,628,743	$2,714,052	$12.44
Total Reimbursables	650,116	654,516	644,673	706,897	700,124	3.21
Other Income	3,254	6,626	5,775	5,990	5,990	0.03
Vacancy & Credit Loss	(65,012)	(39,999)	(19,606)	(48,318)	(219,253)	(1.01)
Effective Gross Income	$3,053,893	$3,055,688	$3,076,803	$3,293,312	$3,200,913	$14.67

Total Operating Expenses	$903,258	$892,454	$907,360	$992,734	$994,685	$4.56

Net Operating Income	$2,150,636	$2,163,235	$2,169,443	$2,300,578	$2,206,228	$10.11
TI/LC	0	0	0	0	130,662	0.60
Capital Expenditures	0	0	0	0	31,972	0.15
Net Cash Flow	$2,150,636	$2,163,235	$2,169,443	$2,300,578	$2,043,594	$9.37

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 10/31/2013 rent roll with rent steps through 2/28/2015.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

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HIGHLAND ESTATES MHC

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		MC-Five Mile
Location (City/State)	Mount Morris, Michigan	Cut-off Date Principal Balance		$17,061,305
Property Type	Manufactured Housing	Cut-off Date Principal Balance per Pad		$26,492.71
Size (Pads)	644	Percentage of Initial Pool Balance		1.7%
Total Occupancy as of 1/15/2014	82.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 1/15/2014	82.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	1985 / NAP	Mortgage Rate		5.7200%
Appraised Value	$23,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(1)		Mark J. Coleman

Underwritten Revenues	$2,912,845
Underwritten Expenses	$1,075,133	Escrows
Underwritten Net Operating Income (NOI)	$1,837,712		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,802,292	Taxes	$0	$30,384
Cut-off Date LTV Ratio	74.2%	Insurance	$14,659	$1,629
Maturity Date LTV Ratio	62.5%	Replacement Reserves	$0	$2,952
DSCR Based on Underwritten NOI / NCF	1.54x / 1.51x	Deferred Maintenance	$2,188	$0
Debt Yield Based on Underwritten NOI / NCF	10.8% / 10.6%	Other Reserve(2)	$631,500	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$17,100,000	100.0%	Loan Payoff	$14,575,951	85.2%
			Principal Equity Distribution	1,218,771	7.1
			Closing Costs	656,932	3.8
			Reserves	648,347	3.8
Total Sources	$17,100,000	100.0%	Total Uses	$17,100,000	100.0%

(1)	Mark J. Coleman is the guarantor of the non-recourse carveouts under the Highland Estates MHC Loan.
(2)	Other reserve represents a debt yield holdback reserve of $600,000 and an environmental repairs reserve of $31,500.

The following table presents certain information relating to the pads and rent at the Highland Estates MHC Property:

		Average SF	Monthly Market	Yearly Market	Monthly Actual	Yearly Actual
Pad Type	# of Pads	per Pad	Rent per Pad	Rent(1)	Rent per Pad	Rent(1)
Single/Double Wide	638	NA	$386	$2,955,216	$385	$2,449,084
Duplex	4	NA	$386	$18,528	$352	$16,913
Single Family Home	2	NA	$958	$22,992	$958	$11,496
Total / Wtd. Avg.	644	NA	$388	$2,996,736	$386	$2,477,493

Source: As provided by the borrower.
(1)	Yearly rents are calculated based on currently occupied pads based on October 30, 2013 rent roll.

The following table presents certain information relating to historical leasing at the Highland Estates MHC Property:

Historical Leased %(1)
	2011	2012	As of 1/15/2014
Owned Space	81.6%	82.3%	82.6%

(1)	As provided by the borrower and represents average occupancy for the specified year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

HIGHLAND ESTATES MHC

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Highland Estates MHC Property:

Cash Flow Analysis
			Underwritten
	TTM 10/31/2013	Underwritten(1)	$ per Pad
Base Rent	$2,429,665	$2,477,493	$3,847.04
Other Income(2)	446,910	446,910	693.96
Total Rent Revenue	$2,876,575	$2,924,403	$4,541.00
Potential Income from Vacant Units	0	505,515	784.96
Economic Vacancy & Credit Loss	(3,461)	(517,073)	(802.91)
Effective Gross Income	$2,873,114	$2,912,845	$4,523.05

Total Operating Expenses	$1,073,679	$1,075,133	$1,669.46

Net Operating Income	$1,799,435	$1,837,712	$2,853.59
Replacement Reserves	0	35,420	55.00
Net Cash Flow	$1,799,435	$1,802,292	$2,798.59

(1)	Underwritten cash flow is based on the October 30, 2013 rent roll.
(2)	Other Income includes application fees, late fees, maintenance and inspection fees and utility income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

HUNTINGTON LAKES APARTMENTS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		MC-Five Mile
Location (City/State)	Dallas, Texas	Cut-off Date Principal Balance		$16,944,070
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$41,837.21
Size (Units)	405	Percentage of Initial Pool Balance		1.7%
Total Occupancy as of 10/24/2013	92.1%	Number of Related Mortgage Loans(1)		2
Owned Occupancy as of 10/24/2013	92.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	1984,1995 / NAP	Mortgage Rate		5.5100%
Appraised Value	$23,440,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(2)		Chowdary Yalamanchili
Underwritten Revenues	$3,240,219
Underwritten Expenses	$1,655,345	Escrows
Underwritten Net Operating Income (NOI)	$1,584,875		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,483,625	Taxes	$0	$34,886
Cut-off Date LTV Ratio	72.3%	Insurance	$36,569	$12,190
Maturity Date LTV Ratio	60.6%	Replacement Reserves	$0	$8,438
DSCR Based on Underwritten NOI / NCF	1.37x / 1.28x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.4% / 8.8%	Other(3)	$18,750	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$17,000,000	100.0%	Loan Payoff	$16,020,488	94.2%
			Closing Costs	840,487	4.9
			Principal Equity	83,706	0.5
			Reserves	55,319	0.3
Total Sources	$17,000,000	100.0%	Total Uses	$17,000,000	100.0%

(1)	An indirect owner of the borrower is also an indirect owner of the borrower of the Timbers of Deerbrook Loan.
(2)	Chowdary Yalamanchili is the guarantor of the non-recourse carveouts under the Huntington Lakes Apartments Loan.
(3)	Other upfront reserve represents a deferred maintenance reserve.

The following table presents certain information relating to the units and rent at the Huntington Lakes Apartments Property:

Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit(1)	Yearly Market Rent	Monthly Actual Rent per Unit(2)	Yearly Actual Rent
1 Bed / 1 Bath	27	503	$550	$178,200	$527	$151,776
1 Bed / 1 Bath	72	608	$605	522,720	$522	444,744
1 Bed / 1 Bath	12	677	$665	95,760	$679	65,184
1 Bed / 1 Bath	67	710	$670	538,680	$540	434,160
1 Bed / 1 Bath	36	754	$725	313,200	$633	273,456
1 Bed / 1 Bath	48	758	$710	408,960	$645	340,560
1 Bed / 1 Bath	35	829	$810	340,200	$743	249,648
2 Bed / 2 Bath	15	940	$855	153,900	$849	132,444
2 Bed / 2 Bath	36	1,016	$935	403,920	$813	302,436
2 Bed / 2 Bath	33	1,033	$860	340,560	$762	265,176
3 Bed / 2 Bath	24	1,196	$1,122	323,136	$998	263,472
Total / Wtd. Avg.	405	788	$745	$3,619,236	$653	$2,923,056

(1)	As provided by the appraisal.
(2)	As provided by the borrower’s October 24, 2013 rent roll.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

HUNTINGTON LAKES APARTMENTS

The following table presents certain information relating to historical leasing at the Huntington Lakes Apartments Property:

Historical Leased %(1)
	2010	2011	2012	As of 10/24/2013
Owned Space	87.0%	85.0%	93.0%	92.1%

(1)	As provided by the borrower and represents occupancy as of December 31, for the specified year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Huntington Lakes Apartments Property:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 8/31/2013	Underwritten	Underwritten $ per Unit
Base Rent	$2,434,323	$2,480,932	$2,742,574	$2,862,576	$2,891,587	$7,140
Gross Up Vacancy	1,182,649	1,139,021	877,355	758,258	729,247	1,801
Goss Potential Rent	$3,616,972	$3,619,953	$3,619,929	$3,620,834	$3,620,834	$8,940
Vacancy, Credit Loss & Concessions	(1,182,649)	(1,139,021)	(877,355)	(758,258)	(729,247)	(1,801)
Total Rent Revenue	$2,434,323	$2,480,932	$2,742,574	$2,862,576	$2,891,587	$7,140
Other Revenue(2)	206,428	243,796	336,525	348,632	348,632	861
Effective Gross Income	$2,640,751	$2,724,728	$3,079,099	$3,211,208	$3,240,219	$8,001

Total Operating Expenses	$1,181,931	$1,245,047	$1,495,917	$1,492,960	$1,655,345	$4,087

Net Operating Income	$1,458,820	$1,479,681	$1,583,182	$1,718,248	$1,584,875	$3,913
Replacement Reserves	0	0	0	0	101,250	250
Net Cash Flow	$1,458,820	$1,479,681	$1,583,182	$1,718,248	$1,483,625	$3,663

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Revenue includes parking, utility and other miscellaneous revenues.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

WESTERN CROSSING

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Amarillo, Texas	Cut-off Date Principal Balance		$16,176,411
Property Type	Retail	Cut-off Date Principal Balance per SF		$96.52
Size (SF)	167,600	Percentage of Initial Pool Balance		1.6%
Total Occupancy as of 11/25/2013	98.1%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/25/2013	98.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	2008 / NAP	Mortgage Rate		5.1415%
Appraised Value	$21,600,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(1)	Todd A. Mikles
Underwritten Revenues	$2,095,080
Underwritten Expenses	$570,847	Escrows
Underwritten Net Operating Income (NOI)	$1,524,233		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,408,480	Taxes	$55,639	$27,819
Cut-off Date LTV Ratio	74.9%	Insurance	$0	$0
Maturity Date LTV Ratio	61.9%	Replacement Reserves	$0	$2,793
DSCR Based on Underwritten NOI / NCF	1.44x / 1.33x	TI/LC(2)	$0	$10,417
Debt Yield Based on Underwritten NOI / NCF	9.4% / 8.7%	Other(3)	$139,254	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,200,000	99.8%	Loan Payoff	$15,380,350	94.7%
Principal’s New Cash Contribution	37,766	0.2	Closing Costs	662,523	4.1
			Reserves	194,893	1.2
Total Sources	$16,237,766	100.0%	Total Uses	$16,237,766	100.0%

(1)	Todd A. Mikles is the guarantor of the non-recourse carveouts under the Western Crossing Loan.
(2)	TI/LC reserves are capped at $625,000.
(3)	Upfront other reserves represents an unfunded TI/LC obligations reserve for Tea 2 Go ($94,117) and overpaid CAM amounts for Michael’s ($25,419) and Mardel ($19,718).

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Western Crossing Property:

							Owned
				Mortgage			Anchor
			% of	Loan		Total	Tenant	Tenant
	Credit Rating	Tenant	Total	Collateral		Rent $	Lease	Sales $	Occupancy	Renewal /
Tenant Name	(Fitch/MIS/S&P)(1)	GLA	GLA	Interest	Total Rent	per SF	Expiration	per SF (2)	Cost	Extension Options
Anchors
Burlington Coat Factory(3)	NR / NR / B	80,000	47.7%	Yes	$868,544	$10.86	1/31/2019	$111	9.8%	4, 5-year options
Total Anchors		80,000	47.7%

Jr. Anchors
Mardel	NR / NR / NR	24,893	14.9%	Yes	$282,705	$11.36	12/31/2023	NA	NA	4, 5-year options
Petco	NR / Caa1 / CCC+	15,000	8.9	Yes	$264,102	$17.61	1/31/2019	NA	NA	2, 5-year options
Michael’s	NR / B3 / B	21,300	12.7	Yes	$193,975	$9.11	2/28/2018	NA	NA	3, 5-year options
Total Jr. Anchors		61,193	36.5%

Occupied In-line		21,770	13.0%		$499,363	$22.94
Occupied Outparcel/Other		1,400	0.8		$16,850	$12.04
Vacant Spaces		3,237	1.9		$0	$0.00
Total Owned SF		167,600	100.0%
Total SF		167,600	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales are as of 12/31/2012.
(3)
Burlington Coat Factory has the option to terminate its lease at any time with one year’s notice.  In the event that Burlington Coat Factory terminates its lease, it is required to pay to the borrower a termination fee of $850,000 if exercised during the lease year beginning 08/2013, $700,000 if exercised during the lease year beginning 08/2014, $550,000 if exercised during the lease year beginning 08/2015, $400,000 if exercised during the lease year beginning 08/2016 and $250,000 if exercised during the lease year beginning 08/2017.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

WESTERN CROSSING

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Western Crossing Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

					% of
					Total	UW
					UW	Base		Tenant		Renewal /
	Credit Rating	Tenant	% of	UW Base	Base	Rent	Lease	Sales $ per	Occupancy	Extension
Tenant Name	(Fitch/MIS/S&P)(1)	GLA(2)	GLA	Rent	Rent	$ per SF	Expiration	SF (3)	Cost	Options
Burlington Coat Factory(4)	NR / B2 / B	80,000	47.7%	$660,000	38.9%	$8.25	1/31/2019	$111	9.8%	4, 5-year options
Petco	NR / Caa1 / CCC+	15,000	8.9	225,000	13.3	15.00	1/31/2019	NA	NA	2, 5-year options
Mardel	NR / NR / NR	24,893	14.9	217,814	12.8	8.75	12/31/2023	NA	NA	4, 5-year options
Michael’s	NR / B3 / B	21,300	12.7	138,450	8.2	6.50	2/28/2018	NA	NA	3, 5-year options
Hoagies Deli	NR / NR / NR	3,000	1.8	72,000	4.2	24.00	2/28/2019	NA	NA	NA
Lemon Grass	NR / NR / NR	2,992	1.8	56,848	3.3	19.00	1/31/2022	NA	NA	NA
Affordable Dentures	NR / NR / NR	2,715	1.6	51,585	3.0	19.00	8/31/2016	NA	NA	1, 5-year option
B.Y.O.B Burger Co.	NR / NR / NR	2,500	1.5	50,000	2.9	20.00	2/28/2017	NA	NA	1, 5-year option
Nail Salon and Day Spa	NR / NR / NR	2,000	1.2	46,000	2.7	23.00	11/30/2018	NA	NA	NA
Tea 2 Go	NR / NR / NR	2,360	1.4	42,480	2.5	18.00	10/31/2018	NA	NA	1, 5-year option
Ten Largest Owned Tenants		156,760	93.5%	$1,560,177	91.9%	$9.95
Remaining Owned Tenants		7,603	4.5	136,900	8.1	18.01
Vacant Spaces (Owned Space)		3,237	1.9	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		167,600	100.0%	$1,697,077	100.0%	$10.33

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space. Does not include non-owned tenants.
(3)	Tenant Sales are as of 12/31/2012.
(4)
Burlington Coat Factory has the option to terminate its lease at any time with one year’s notice.  In the event that Burlington Coat Factory terminates its lease, it is required to pay to the borrower a termination fee of $850,000 if exercised during the lease year beginning 08/2013, $700,000 if exercised during the lease year beginning 08/2014, $550,000 if exercised during the lease year beginning 08/2015, $400,000 if exercised during the lease year beginning 08/2016 and $250,000 if exercised during the lease year beginning 08/2017.

The following table presents certain information relating to the lease rollover schedule at the Western Crossing Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	2,763	1.6	1.6%	59,460	3.5	21.52	2
2015	0	0.0	1.6%	0	0.0	0.00	0
2016	6,155	3.7	5.3%	115,825	6.8	18.82	3
2017	2,500	1.5	6.8%	50,000	2.9	20.00	1
2018	27,060	16.1	23.0%	240,130	14.1	8.87	4
2019	98,000	58.5	81.4%	957,000	56.4	9.77	3
2020	0	0.0	81.4%	0	0.0	0.00	0
2021	0	0.0	81.4%	0	0.0	0.00	0
2022	2,992	1.8	83.2%	56,848	3.3	19.00	1
2023	24,893	14.9	98.1%	217,814	12.8	8.75	1
2024	0	0.0	98.1%	0	0.0	0.00	0
2025 & Thereafter	0	0.0	98.1%	0	0.0	0.00	0
Vacant	3,237	1.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	167,600	100.0%		$1,697,077	100.0%	$10.33	15

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Western Crossing Property:

Historical Leased %(1)
	2011	2012	2013
Owned Space	93%	97%	98%

(1)	As provided by the borrower and represents occupancy as of December 31, for the specified year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

WESTERN CROSSING

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Western Crossing Property:

Cash Flow Analysis(1)

	2011	2012	TTM 9/30/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,415,601	$1,591,067	$1,631,065	$1,697,077	$10.13
Overage Rent	0	0	0	0	0.00
Other Revenue(3)	9,668	9,868	9,868	9,868	0.06
Gross Up Vacancy	0	0	0	69,941	0.42
Total Rent	$1,425,269	$1,600,935	$1,640,933	$1,776,886	$10.60
Total Reimbursables	305,394	408,663	419,790	428,462	2.56
Other Income	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	(110,267)	(0.66)
Effective Gross Income	$1,730,663	$2,009,598	$2,060,723	$2,095,080	$12.50

Total Operating Expenses	$553,686	$544,469	$584,743	$570,847	$3.41

Net Operating Income	$1,176,977	$1,465,129	$1,475,980	$1,524,233	$9.09
TI/LC	0	0	0	90,823	0.54
Capital Expenditures	0	0	0	24,930	0.15
Net Cash Flow	$1,176,977	$1,465,129	$1,475,980	$1,408,480	$8.40

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 11/25/2013 rent roll with rent steps through 2/28/2015.
(3)	Revenue attributable to signage income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANTHEM MARKETPLACE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Anthem, Arizona	Cut-off Date Principal Balance		$15,060,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$132.93
Size (SF)	113,292	Percentage of Initial Pool Balance		1.5%
Total Occupancy as of 10/31/2013(1)	90.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/31/2013(1)	90.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2000 / NAP	Mortgage Rate		4.9900%
Appraised Value	$21,700,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	36
		Borrower Sponsor(2)	Whitestone REIT Operating Partnership, L.P.
Underwritten Revenues	$2,147,918
Underwritten Expenses	$713,264	Escrows
Underwritten Net Operating Income (NOI)	$1,434,654		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,315,796	Taxes	$93,358	$31,119
Cut-off Date LTV Ratio	69.4%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	59.2%	Replacement Reserves	$0	$3,493
DSCR Based on Underwritten NOI / NCF	1.48x / 1.36x	TI/LC(3)	$0	$6,412
Debt Yield Based on Underwritten NOI / NCF	9.5% / 8.7%	Other(4)	$26,733	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$15,060,000	99.7%	Principal Equity Distribution	$14,738,964	97.5%
Other Sources	50,000	0.3	Other Uses	179,922	1.2
			Reserves	120,091	0.8
			Closing Costs	71,022	0.5
Total Sources	$15,110,000	100.0%	Total Uses	$15,110,000	100.0%

(1)	The Maturity Date LTV Ratio is calculated using the “as-stabilized” appraised value of $22,500,000. The Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value is 61.4%.
(2)	Whitestone REIT Operating Partnership, L.P. is the guarantor of the non-recourse carveouts under the Anthem Marketplace Loan.
(3) (4)	TI/LC reserves are capped at $350,000. Other reserve represents an AT&T holdback reserve ($26,733).

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Anthem Marketplace Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

					% of Total	UW Base		Tenant		Renewal /
	Credit Rating	Tenant	% of	UW Base	UW Base	Rent $ per	Lease	Sales	Occupancy	Extension
Tenant Name	(Fitch/MIS/S&P)(1)	GLA	GLA	Rent	Rent	SF	Expiration	$ per SF(2)	Cost	Options
Safeway	BBB- / Baa3 / BBB	55,256	48.8%	$437,489	28.1%	$7.92	5/31/2020	$255	4.6%	6, 5-year options
Kindercare	NR / NR / NR	9,897	8.7	267,021	17.1	26.98	5/31/2021	NA	NA	1, 5-year option
Legends Grill	NR / NR / NR	3,212	2.8	86,724	5.6	27.00	12/31/2014	$295	11.7%	NA
Sweat Gym	NR / NR / NR	4,000	3.5	78,280	5.0	19.57	6/30/2018	NA	NA	1, 5-year option
Ocho Locos	NR / NR / NR	2,574	2.3	74,646	4.8	29.00	6/30/2014	NA	NA	1, 6-year option
Animal Hospital at Anthem	NR / NR / NR	2,315	2.0	74,358	4.8	32.12	12/31/2014	NA	NA	1, 5-year option
Dental Care at Anthem	NR / NR / NR	2,125	1.9	70,040	4.5	32.96	10/31/2015	NA	NA	1, 2-year option
Tru Colors Salon and Day Spa	NR / NR / NR	2,738	2.4	63,494	4.1	23.19	2/28/2015	$140	21.8%	NA
Leslie's Poolmart	NR / NR / NR	2,440	2.2	58,072	3.7	23.80	12/31/2016	NA	NA	1, 5-year option
Two Brothers Kitchen	NR / NR / NR	2,335	2.1	35,469	2.3	15.19	9/30/2017	NA	NA	1, 5-year option
Ten Largest Owned Tenants		86,892	76.7%	$1,245,593	80.0%	$14.33
Remaining Owned Tenants		15,065	13.3	311,461	20.0	20.67
Vacant Spaces (Owned Space)		11,335	10.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		113,292	100.0%	$1,557,054	100.0%	$15.27

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales are as of December 31, 2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

ANTHEM MARKETPLACE

The following table presents certain information relating to the lease rollover schedule at the Anthem Marketplace Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending	Expiring	% of Owned	Cumulative % of	UW Base	% of Total UW	UW Base Rent $	# of Expiring
December 31,	Owned GLA	GLA	Owned GLA	Rent	Base Rent	per SF	Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	12,098	10.7	10.7%	327,099	21.0	27.04	6
2015	9,486	8.4	19.1%	233,079	15.0	24.57	6
2016	2,440	2.2	21.2%	58,072	3.7	23.80	1
2017	4,942	4.4	25.6%	87,876	5.6	17.78	3
2018	7,838	6.9	32.5%	146,418	9.4	18.68	4
2019	0	0.0	32.5%	0	0.0	0.00	0
2020	55,256	48.8	81.3%	437,489	28.1	7.92	1
2021	9,897	8.7	90.0%	267,021	17.1	26.98	1
2022	0	0.0	90.0%	0	0.0	0.00	0
2023	0	0.0	90.0%	0	0.0	0.00	0
2024	0	0.0	90.0%	0	0.0	0.00	0
2025 & Thereafter	0	0.0	90.0%	0	0.0	0.00	0
Vacant	11,335	10.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	113,292	100.0%		$1,557,054	100.0%	$15.27	22

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Anthem Marketplace Property:

Historical Leased %(1)
	2012	As of 10/31/2013
Owned Space	86.0%	90.0%

(1)	As provided by the borrower and represents occupancy as of December 31, for the specified year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Anthem Marketplace Property:

Cash Flow Analysis(1)

	2012	Annualized 10/31/2013(2)	Underwritten(3)	Underwritten $ per SF
Base Rent	$1,462,317	$1,217,445	$1,534,985	$13.55
Gross Up Vacancy	0	0	322,715	2.85
Total Reimbursables	623,144	416,807	591,437	5.22
Contractual Rent Steps	0	0	22,069	0.19
Parking Income	13,949	1,320	0	0.00
Vacancy & Credit Loss	0	0	(323,289)	(2.85)
Effective Gross Income	$2,099,410	$1,635,573	$2,147,918	$18.96

Total Operating Expenses	$781,529	$548,512	$713,264	$6.30

Net Operating Income	$1,317,881	$1,087,060	$1,434,654	$12.66
TI/LC	0	0	76,940	0.68
Capital Expenditures	0	0	41,918	0.37
Net Cash Flow	$1,317,881	$1,087,060	$1,315,796	$11.61

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Annualized 10/31/2013 cash flow based on five months of cash flows annualized.
(3)	Underwritten cash flow based on contractual rents as of 10/31/2013 and rent steps through 3/1/2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

KNOBS POINTE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CCRE
Location (City/State)	New Albany, Indiana	Cut-off Date Principal Balance		$14,400,000
Property Type(1)	Multifamily	Cut-off Date Principal Balance per Unit		$37,500.00
Size (Units)(2)	384	Percentage of Initial Pool		1.4%
Total Occupancy as of 11/12/2013(3)	91.7%	Number of Related Mortgage		None
Owned Occupancy as of 11/12/2013(3)	91.7%	Type of Security		Fee Simple
Year Built / Latest Renovation	1972-1974, 1991 / 2013	Mortgage Rate		4.9150%
Appraised Value(4)	$19,650,000	Original Term to Maturity		120
		Original Amortization Term		360
		Original Interest Only Period		36
		Borrower Sponsor(6)	Jeffrey P. March and Bruce H. Hellman
Underwritten Revenues	$2,954,813
Underwritten Expenses	$1,471,307	Escrows
Underwritten Net Operating Income (NOI)	$1,483,506		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,362,680	Taxes	$75,000	$25,000
Cut-off Date LTV Ratio	73.3%	Insurance	$57,981	$8,770
Maturity Date LTV Ratio	64.7%	Replacement Reserves	$0	$9,760
DSCR Based on Underwritten NOI / NCF(5)	1.61x / 1.48x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.3% / 9.5%	Other(7)	$650,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$14,400,000	73.8%	Purchase Price	$18,500,000	94.8%
Principal’s New Cash Contribution	5,110,182	26.2	Reserves	782,981	4.0
			Closing Costs	227,200	1.2
Total Sources	$19,510,182	100.0%	Total Uses	$19,510,182	100.0%

(1)	The Knobs Pointe Property is comprised of 384 multifamily units (the “Knobs Pointe Multifamily Component”) and 23,137 SF of retail space (the “Knobs Pointe Retail Component”).
(2)	Excludes the Knobs Pointe Retail Component.
(3)
Total Occupancy and Owned Occupancy represent the Knobs Pointe Multifamily Component.  The Knobs Pointe Retail Component is 58.6% occupied as of January 30, 2014.  The vacant space at the Knobs Pointe Retail Component is comprised of two vacant buildings that the Borrower Sponsor plans on renovating.  The Knobs Pointe Property recently underwent $3.766 million in renovations.

(4)
The appraised value of the Knobs Pointe Multifamily Component is $18,500,000, or 94.1% of the Appraised Value.  The appraised value of the Knobs Pointe Retail Component is $1,150,000, or 5.9% of the Appraised Value.

(5)	Based on amortizing debt service payments. Based on the current interest only payments, the DSCR Based on Underwritten NOI and NCF are 2.07x and 1.90x, respectively.
(6)	Jeffrey P. March and Bruce H. Hellman are the guarantors of the non-recourse careveouts under the Knobs Pointe Loan.
(7)	Represents reserve for deferred maintenance to be completed within 24 months of the closing date of the Knobs Pointe Loan.

The following table presents certain unit and rent information relating to the Knobs Pointe Multifamily Component at the Knobs Pointe Property:
Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit	Monthly Actual Rent per Unit	Underwritten Monthly Rent	Underwritten Rent
1 Bed / 1 Bath	108	881	$565	$569	$569	$737,028
1 Bed / 2 Bath	9	1100	$602	$599	$599	64,644
2 Bed / 2 Bath	243	1,127	$612	$616	$616	1,793,868
3 Bed / 2 Bath	24	1,600	$834	$834	$834	240,156
Total / Wtd. Avg.	384	1,087	$612	$616	$616	$2,835,696

Source: As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

KNOBS POINTE

The following table presents certain information relating to historical leasing at the Knobs Pointe Property:

Historical Leased %(1)(2)
	2011	2012	As of 11/12/2013
Owned Space	85.9%	91.1%	91.7%

(1)	As provided by the borrower.
(2)
Historical Leased % does not include the Knobs Pointe Retail Component.  The Knobs Pointe Retail Component is 58.6% occupied as of January 30, 2014.  The vacant space at the Knobs Pointe Retail Component is comprised of two vacant buildings that the Borrower Sponsor plans on renovating.  The Knobs Pointe Property recently underwent $3.766 million in renovations.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Knobs Pointe Property:

Cash Flow Analysis(1)
	2012	TTM 10/31/2013	Underwritten	Underwritten $ per Unit
Base Rent(2)	$2,476,794	$2,602,525	$2,556,717	$6,658
Gross Up Vacancy(2)	210,525	186,152	278,979	727
Gross Potential Rent(2)	$2,687,319	$2,788,677	$2,835,696	$7,385
Vacancy, Credit Loss & Concessions(3)	(310,577)	(232,620)	(278,979)	(727)
Total Rent Revenue	$2,376,742	$2,556,057	$2,556,717	$6,658
Other Revenue(4)	407,491	398,756	398,096	1,037
Effective Gross Income	$2,784,233	$2,954,813	$2,954,813	$7,695

Total Operating Expenses	$1,503,749	$1,382,327	$1,471,307	$3,832

Net Operating Income	$1,280,484	$1,572,487	$1,483,506	$3,863
Capital Expenditures(5)	0	117,120	120,826	315
Net Cash Flow	$1,280,484	$1,455,367	$1,362,680	$3,549

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Base Rent, Gross Up Vacancy and Gross Potential Rent exclude Knobs Pointe Property Retail Component income.
(3)
Vacancy, Credit Loss & Concessions represent 9.8% of Gross Potential Rent.  As of November 12, 2013, the Knobs Pointe Multifamily Component was 8.3% physically vacant.  The Knobs Pointe Property submarket exhibited a multifamily vacancy rate of 4.3% and the appraiser concluded a multifamily vacancy rate of 5.0%.

(4)	Other revenue includes the in-place Knobs Pointe Retail Component income, water reimbursements, move-in/administration fees and late charges.
(5)	Includes replacement reserves of $305 per unit for the Knobs Pointe Multifamily Component and TI/LC’s of $0.16 PSF for the Knobs Pointe Retail Component.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

FESTIVAL PLAZA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		RAIT Funding, LLC
Location (City/State)	Montgomery, Alabama	Cut-off Date Principal Balance		$13,467,329
Property Type	Retail	Cut-off Date Principal Balance per SF		$124.29
Size (SF)	108,356	Percentage of Initial Pool Balance		1.3%
Total Occupancy as of 11/25/2013(1)	87.8%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/25/2013(1)	87.8%	Type of Security		Fee Simple
Year Built / Latest Renovation	2000 / NAP	Mortgage Rate		5.3100%
Appraised Value	$18,100,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	NAP
		Borrower Sponsor(2)		Joel D. McClinton
Underwritten Revenues(1)	$1,940,192
Underwritten Expenses	$490,798	Escrows
Underwritten Net Operating Income (NOI) (1)	$1,449,394		Upfront	Monthly
Underwritten Net Cash Flow (NCF) (1)	$1,310,210	Taxes	$21,963	$10,981
Cut-off Date LTV Ratio	74.4%	Insurance	$5,462	$2,731
Maturity Date LTV Ratio	61.9%	Replacement Reserves	$0	$4,515
DSCR Based on Underwritten NOI / NCF(1)	1.61x / 1.45x	TI/LC Reserve(3)	$16,000	$9,030
Debt Yield Based on Underwritten NOI / NCF(1)	10.8% / 9.7%	Other Reserve	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$13,500,000	100.0%	Loan Payoff	$12,727,394	94.3%
			Closing Costs	404,144	3.0
			Principal Equity Distribution	325,036	2.4
			Reserves	43,425	0.3
Total Sources	$13,500,000	100.0%	Total Uses	$13,500,000	100.0%

(1)
Includes tenant Wingers that had executed a lease but was not yet in occupancy or paying rent, and tenant Capital City Comics that had executed a lease for a larger space at the property but was not yet in occupancy or paying rent under the new lease.

(2)	Joel D. McClinton is the guarantor of the non-recourse carveouts under the Festival Plaza Loan.
(3)
TI/LC reserves are capped at $500,000. If the TI/LC reserves held by lender fall below $250,000, borrower is required to make monthly TI/LC reserve payments until a balance of at least $500,000 is held by lender.

The following table presents certain information relating to the tenants at the Festival Plaza Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
AMC Festival Theatre(2)	NR / NR / NR	58,916	54.4%	$1,089,946	67.6%	$18.50	12/31/2020	$443,607	18.6%	4, 5-year options
Mugshots(3)	NR / NR / NR	6,750	6.2	96,000	6.0	14.22	1/31/2017	$268	6.8%	2, 4-year options
ABC Store	NR / NR / NR	4,000	3.7	76,400	4.7	19.10	8/31/2025	NA	NA	NA
Mellow Mushroom(4)	NR / NR / NR	4,000	3.7	72,000	4.5	18.00	1/31/2017	$251	8.4%	2, 5-year options
Alabama Outdoors	NR / NR / NR	5,900	5.4	66,375	4.1	11.25	9/30/2017	$80	17.9%	1, 5-year option
AL River Region Ballet School	NR / NR / NR	3,803	3.5	45,600	2.8	11.99	8/31/2018	NA	NA	NA
Iron Tribe Fitness	NR / NR / NR	2,745	2.5	36,371	2.3	13.25	2/28/2018	NA	NA	1, 5-year option
Nail Studio(3)	NR / NR / NR	1,600	1.5	30,000	1.9	18.75	1/31/2016	$160	14.9%	NA
Capital City Comics(3)	NR / NR / NR	2,000	1.8	28,000	1.7	14.00	1/31/2017	$78	22.9%	NA
World Finance Corporation	NR / NR / NR	2,250	2.1	26,393	1.6	11.73	1/31/2016	NA	NA	1, 2-year option
Ten Largest Owned Tenants		91,964	84.9%	$1,567,085	97.2%	$17.04
Remaining Owned Tenants		3,200	3.0	45,800	2.8	14.31
Vacant Spaces (Owned Space)		13,192	12.2	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		108,356	100.0%	$1,612,885	100.0%	$16.95

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Theatre sales are calculated on per screen basis rather than a per square foot basis. Sales are for 2012, the last report date.
(3)	Reported tenant sales per square foot for Mugshots, Capital City Comics and Nail Studio are T-12 as of September 30, 2013.
(4)	Mellow Mushroom was closed for renovation for the partial months of June 2013 and August 2013 and the entire month of July 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

FESTIVAL PLAZA

The following table presents certain information relating to the lease rollover schedule at the Festival Plaza Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	5,450	5.0	5.0%	77,393	4.8	14.20	3
2017	18,650	17.2	22.2%	262,375	16.3	14.07	4
2018	6,548	6.0	28.3%	81,971	5.1	12.52	2
2019	1,600	1.5	29.8%	24,800	1.5	15.50	1
2020	58,916	54.4	84.1%	1,089,946	67.6	18.50	1
2021	0	0.0	84.1%	0	0.0	0.00	0
2022	0	0.0	84.1%	0	0.0	0.00	0
2023	0	0.0	84.1%	0	0.0	0.00	0
2024	0	0.0	84.1%	0	0.0	0.00	0
2025 & Thereafter	4,000	3.7	87.8%	76,400	4.7	19.10	1
Vacant	13,192	12.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	108,356	100.0%		$1,612,885	100.0%	$16.95	12

(1)	Calculated based on approximate square footage occupied by each Tenant.

The following table presents certain information relating to historical leasing at the Festival Plaza Property:

Historical Leased %(1)
	2011	2012	As of 11/25/2013(2)
Owned Space	85.0%	78.0%	87.8%

(1)	As provided by the borrower and represents occupancy as of December 31, for the specified year, unless otherwise indicated.
(2)
Includes tenant Wingers that had executed a lease but was not yet in occupancy or paying rent, and tenant Capital City Comics that had executed a lease for a larger space at the property but was not yet in occupancy or paying rent under the new lease.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at Festival Plaza Property:

Cash Flow Analysis
	2011	2012	TTM 10/31/2013	Underwritten(1)(2)	Underwritten $ per SF
Base Rent	$1,528,150	$1,456,802	$1,556,076	$1,612,885	$14.89
Gross Up Vacancy	0	0	0	217,632	2.01
Total Reimbursables	359,960	316,189	336,246	328,307	3.03
Other Income	27,416	7,697	7,649	5,000	0.05
Vacancy & Credit Loss	0	0	0	(223,632)	(2.06)
Effective Gross Income	$1,915,526	$1,780,688	$1,899,971	$1,940,192	$17.91

Total Operating Expenses	$499,096	$524,761	$514,367	$490,798	$4.53

Net Operating Income	$1,416,430	$1,255,927	$1,385,604	$1,449,394	$13.38
TI/LC	0	10,601	6,676	85,006	0.78
Capital Expenditures	0	0	0	54,178	0.50
Net Cash Flow	$1,416,430	$1,245,326	$1,378,928	$1,310,210	$12.09

(1)	Underwritten cash flow is based on the 11/25/2013 rent roll.
(2)
Includes tenant Wingers that had executed a lease but was not yet in occupancy or paying rent, and tenant Capital City Comics that had executed a lease for a larger space at the property but was not yet in occupancy or paying rent under the new lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

1415 NORTH LOOP WEST

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		MC-Five Mile
Location (City/State)	Houston, Texas	Cut-off Date Principal Balance		$12,750,000
Property Type	Office	Cut-off Date Principal Balance per SF		$80.80
Size (SF)	157,794	Percentage of Initial Pool Balance		1.3%
Total Occupancy as of 1/31/2014(1)	90.2%	Number of Related Mortgage Loans		None
Owned Occupancy as 1/31/2014(1)	90.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	1982 / NAP	Mortgage Rate		5.5100%
Appraised Value	$18,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	12
		Borrower Sponsor(2)	Pinchos D. Shemano
Underwritten Revenues	$2,403,502
Underwritten Expenses	$1,073,106	Escrows
Underwritten Net Operating Income (NOI)	$1,330,396		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,193,665	Taxes	$17,292	$17,292
Cut-off Date LTV Ratio	68.9%	Insurance	$7,068	$1,767
Maturity Date LTV Ratio	59.0%	Replacement Reserves	$0	$2,638
DSCR Based on Underwritten NOI / NCF	1.53x / 1.37x	TI/LC(3)	$0	$16,667
Debt Yield Based on Underwritten NOI / NCF	10.4% / 9.4%	Other(4)	$696,625	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$12,750,000	100.0%	Loan Payoff	$8,721,248	68.4%
			Principal Equity Distribution	2,776,105	21.8
			Reserves	720,985	5.7
			Closing Costs	531,661	4.1
Total Sources	$12,750,000	100.0%	Total Uses	$12,750,000	100.0%

(1)	Reflects tenants in occupancy as of January 31, 2014 plus one tenant, HEA Clinic, P.A., that has an executed lease and is expected to take occupancy on March 1, 2014.
(2)	Pinchos D. Shemano is the guarantor of the non-recourse carveouts under the 1415 North Loop West Loan.
(3)	Deposits into the TI/LC reserve are capped at $350,000.
(4)	Other upfront reserves represent a HEA Clinic TI/LC Fund ($320,000), HEA Clinic Rent Reserve Fund ($81,000) and a deferred maintenance reserve ($295,625).

The following table presents certain information relating to the tenants at the 1415 North Loop West Property:

Ten Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA(3)	% of GLA	UW Base Rent(3)	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration
John M. Floyd & Associates	NR / NR / NR	12,730	8.0%	$206,862	8.7%	$16.25	11/30/2019
HEA Clinic, P.A.(4)	NR / NR / NR	12,730	8.0	194,133	8.2	15.25	11/30/2024
Automated Health Management	NR / NR / NR	6,646	4.2	116,305	4.9	17.50	12/31/2018
ABIS Consulting	NR / NR / NR	6,145	3.9	96,784	4.1	15.75	4/30/2019
Channel Dynamix, LLC	NR / NR / NR	5,632	3.6	92,928	3.9	16.50	12/31/2014
Just Energy Texas LP	NR / NR / NR	4,753	3.0	85,554	3.6	18.00	9/30/2016
Kidney Associates	NR / NR / NR	4,357	2.8	78,426	3.3	18.00	2/28/2018
Atlantic Health Group (Mentis Management)	NR / NR / NR	4,278	2.7	69,509	2.9	16.25	6/30/2016
Content Active, LLC	NR / NR / NR	4,011	2.5	68,187	2.9	17.00	12/31/2017
Therapeutic Family Life	NR / NR / NR	4,326	2.7	64,890	2.7	15.00	3/31/2019
Ten Largest Tenants		65,608	41.5%	$1,073,578	45.1%	$16.36
Remaining Tenants		80,480	50.9	1,305,617	54.9	16.22
Vacant		12,168	7.7	0	0.0	0.00
Total / Wtd. Avg. All Tenants		158,256	100.0%	$2,379,195	100.0%	$16.29

(1)
The figures in this table are based on the rent roll dated September 30, 2013.  Note that the underwritten figures were based on the September 30, 2013 rent roll whereas the square footage and occupancy figures reported under “Mortgaged Property Information” are based on a rent roll dated January 31, 2014.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Underwritten Base Rent includes rent steps through April 1, 2014.
(4)	HEA Clinic, P.A. has not occupied premises yet. The tenant is scheduled to take occupancy on March 1, 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

1415 NORTH LOOP WEST

The following table presents the lease rollover schedule at the 1415 North Loop West Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA(2)(3)	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(4)	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	647	0.4%	0.4%	$10,356	0.4%	$16.01	2
2014	40,175	25.4	25.8%	660,472	27.8	16.44	40
2015	12,063	7.6	33.4%	199,326	8.4	16.52	10
2016	25,199	15.9	49.3%	418,687	17.6	16.62	11
2017	8,289	5.2	54.6%	136,383	5.7	16.45	3
2018	19,622	12.4	67.0%	326,792	13.7	16.65	7
2019	27,363	17.3	84.3%	433,047	18.2	15.83	4
2020	0	0.0	84.3%	0	0.0	0.00	0
2021	0	0.0	84.3%	0	0.0	0.00	0
2022	0	0.0	84.3%	0	0.0	0.00	0
2023	0	0.0	84.3%	0	0.0	0.00	0
2024	12,730	8.0	92.3%	194,133	8.2	15.25	1
2025 & Thereafter	0	0.0	92.3%	0	0.0	0.00	0
Vacant	12,168	7.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	158,256	100.0%		$2,379,195	100.0%	$16.29	78

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	HEA Clinic, P.A. has not occupied premises yet. The tenant is scheduled to take occupancy on March 1, 2014.
(3)
The figures in this table are based on the rent roll dated September 30, 2013.  Note that the underwritten figures were based on the September 30, 2013 rent roll whereas the square footage and occupancy figures reported under “Mortgaged Property Information” are based on a rent roll dated January 31, 2014.

(4)	Underwritten Base Rent includes rent steps through April 1, 2014.

The following table presents certain information relating to historical leasing at the 1415 North Loop West Property:

Historical Leased %(1)
	2012	As Of 1/31/2014
Owned Space	65.3%	90.2%

(1)	As provided by the borrower and represents average occupancy for the specified year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

1415 NORTH LOOP WEST

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 1415 North Loop West Property:

Cash Flow Analysis(1)
	2012	TTM 9/30/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,693,436	$1,726,450	$2,379,195	$15.08
Overage Rent	0	0	0	0.00
Gross Up Vacancy	897,992	680,709	197,730	1.25
Total Rent	$2,591,428	$2,407,159	$2,576,925	$16.33
Total Reimbursements	0	0	0	0.00
Other Income	21,627	26,928	25,000	0.16
Less Vacancy & Credit Loss	(897,992)	(680,709)	(198,423)	(1.26)
Effective Gross Income	$1,715,063	$1,753,378	$2,403,502	$15.23

Total Operating Expenses	$936,608	$1,043,318	$1,073,106	$6.80

Net Operating Income	$778,454	$710,060	$1,330,396	$8.43
TI/LC	0	0	105,080	0.67
Capital Expenditures	0	0	31,651	0.20
Net Cash Flow	$778,454	$710,060	$1,193,664	$7.56

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Underwritten cash flow based on contractual rents as of September 30, 2013 and rent steps through April 1, 2014. Note that the underwritten figures were based on the September 30, 2013 rent roll whereas the square footage and occupancy figures reported under “Mortgaged Property Information” are based on a rent roll dated January 31, 2014. Base Rent includes income from six tenants totaling 23,182 SF that had executed leases but not taken occupancy as of September 30, 2013.  Five of these tenants representing 10,452 SF were in occupancy as of January 31, 2014.  The remaining tenant, HEA Clinic, P.A., is expected to take occupancy on March 1, 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet.  The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types.  Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates.  Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—
In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, have experienced significant dislocations, illiquidity and volatility.  We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—
The offered certificates are not suitable investments for all investors.  In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—
An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—
The offered certificates, when issued, will represent beneficial interests in the issuing entity.  The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

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The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus.  Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

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Investors should treat each mortgage loan as a nonrecourse loan.  If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan.  Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property.  Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

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Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates.  While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

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The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

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We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions.  We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market. For example:

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SUMMARY OF CERTAIN RISK FACTORS (continued)

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Effective January 1, 2014, EU Regulation 575/2013 (the “CRR”) imposes on European Economic Area (“EEA”) credit institutions and investment firms investing in securitizations issued on or after January 1, 2011, or in securitizations issued prior to that date where new assets are added or substituted after December 31, 2014: (a) a requirement (the “Retention Requirement”) that the originator, sponsor or original lender of such securitization has explicitly disclosed that it will retain, on an ongoing basis, a material net economic interest which, in any event, shall not be less than 5%; and (b) a requirement (the “Due Diligence Requirement”) that the investing credit institution or investment firm has undertaken certain due diligence in respect of the securitization and the underlying exposures and has established procedures for monitoring them on an ongoing basis. National regulators in EEA member states impose penal risk weights on securitization investments in respect of which the Retention Requirement or the Due Diligence Requirement has not been satisfied in any material respect by reason of the negligence or omission of the investing credit institution or investment firm. If the Retention Requirement or the Due Diligence Requirement is not satisfied in respect of a securitization investment held by a non-EEA subsidiary of an EEA credit institution or investment firm then an additional risk weight may be applied to such securitization investment when taken into account on a consolidated basis at the level of the EEA credit institution or investment firm.  Requirements similar to the Retention Requirement and the Due Diligence Requirement (the “Similar Requirements”): (i) apply to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU; and (ii) subject to the adoption of certain secondary legislation, will apply to investments in securitizations by EEA insurance and reinsurance undertakings and by EEA undertakings for collective investment in transferable securities. None of the originators, the sponsors, the depositor or the issuing entity intends to retain a material net economic interest in the securitization constituted by the issue of the certificates in accordance with Retention Requirement or to take any other action which may be required by EEA-regulated investors for the purposes of their compliance with Retention Requirement, the Due Diligence Requirement or Similar Requirements. Consequently, the offered certificates are not a suitable investment for EEA credit institutions, investment firms or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected. This could adversely affect your ability to transfer offered certificates or the price you may receive upon your sale of offered certificates.

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Section 939A of the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the U.S. federal banking agencies to modify their existing regulations to remove any reliance on credit ratings including, but not limited to, the use of such ratings to determine the permissibility of, and capital charges imposed on, investments by banking institutions, and the federal banking agencies’ risk-based capital guidelines regulations.  As a general rule, national banks are permitted to invest only in “investment grade” instruments, which under pre-existing regulations has been determined based on the credit ratings assigned to these instruments.  These national bank investment-grade standards are incorporated into statutes and regulations governing the investing authority of most state banks, and thus most state banks are required to adhere to these same investment grade standards.  In June 2012, the regulator of national banks (the Office of the Comptroller of the Currency) revised its regulatory definition of “investment grade” to require a bank’s determination regarding whether “the issuer of a security has adequate capacity to meet financial commitments under the security for the projected life of the asset or exposure.”  While national banks may continue to consider credit ratings, they may not rely exclusively on such ratings and must conduct separate due diligence to confirm the investment grade of the instruments.  These changes became fully effective January 1, 2013.  In addition, new capital regulations were issued by the banking regulators in July 2013 that will determine the capital requirements of banks and bank holding companies without reference to the credit ratings assigned to the investment securities they hold and these capital regulations will become effective as early as January 1, 2014.  As a result of these new regulations, investments in CMBS by depository institutions and their holding companies may result in greater capital charges to these financial institutions, and these new regulations may otherwise adversely affect the treatment of CMBS for their regulatory capital purposes.

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Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act added a provision, commonly referred to as the “Volcker Rule,” to federal banking law to generally prohibit various covered banking entities from, among other things, engaging in proprietary trading in securities and derivatives, subject to certain exemptions.  Section 619 became effective on July 21, 2012, and final regulations were issued on December 10, 2013.  Conformance with the Volcker Rule’s provisions is required by July 21, 2015, subject to the possibility of up to two one-year extensions granted by the Federal Reserve in its discretion.   The Volcker Rule and the regulations adopted under the Volcker Rule restrict certain purchases or sales of securities generally and derivatives by banking entities if conducted on a proprietary trading basis.  The Volcker Rule’s provisions may adversely affect the ability of banking entities to purchase and sell the certificates.

—      The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products.  These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the issuing entity as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in commercial mortgage-backed securities for financial reporting purposes.

—      For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

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The repayment of the mortgage loans in the pool (or related loan combination) will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents.  However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related loan combination) at any given time.  The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

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The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers.  The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance.  Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

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A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity

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Mortgage loans (or loan combinations) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans.  This is because the borrower may be unable to repay the loan at that time.  A borrower’s ability to repay a mortgage loan (or loan combinations) on its stated maturity typically will depend upon its ability either to refinance the mortgage loan (or loan combinations) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

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We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

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Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency. However, solely in the case of RAIT Funding, LLC, as sponsor, RAIT Financial Trust will guarantee such entity’s repurchase and substitution obligations under the related mortgage loan purchase agreement. We cannot assure you that the applicable sponsor (or the guarantor as described above) will have the financial ability to repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

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There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business.  Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs.  We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

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Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor.  In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

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Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties.  Additionally, with respect to the appraisals setting forth assumptions as to the “as-is” and “as stabilized” values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” values may not be the values of the related mortgaged properties prior to or at maturity.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses
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The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

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Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware.  Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

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Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

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Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

■	The Mortgage Loan Sellers, the Sponsors and the Depositor Are Subject to Bankruptcy or Insolvency Laws That May Affect the Issuing Entity’s Ownership of the Mortgage Loans

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In the event of the bankruptcy, insolvency, receivership or conservatorship of an originator, a mortgage loan seller or the depositor (or certain affiliates thereof), it is possible that the issuing entity’s right to payment from or ownership of certain of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed.  Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

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An opinion of counsel will be rendered on the closing date to the effect that the transfer of the applicable mortgage loans by each mortgage loan seller to the depositor would generally be respected as a sale in the event of the bankruptcy or insolvency of such mortgage loan seller. Such opinions, however, are subject to various assumptions and qualifications, and there can be no assurance that a bankruptcy trustee (in the case of the mortgage loan sellers other than Goldman Sachs Mortgage Company and The Bancorp Bank), if applicable, or other interested party will not attempt to challenge the issuing entity’s right to payment with respect to the related mortgage loans. Legal opinions do not provide any guaranty as to what any particular court would actually decide, but rather an opinion as to the decision a court would reach if the issues were competently presented and the court followed existing precedent as to legal and equitable principles applicable in bankruptcy cases. In this regard, legal opinions on bankruptcy law matters have inherent limitations primarily because of the pervasive equity powers of bankruptcy courts, the overriding goal of reorganization to which other legal rights and other policies may be subordinated, the potential relevance to the exercise of judicial discretion of future arising facts and circumstances, and the nature of the bankruptcy process. As a result, the Federal Deposit Insurance Corporation (the “FDIC”), a creditor, a bankruptcy trustee or another interested party, including an entity transferring a mortgage loan as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan was not a sale. If such party’s challenge were successful, payments on the certificates would be reduced or delayed. Even if the challenge were not successful, payments on the certificates would be delayed while a court resolves the claim.

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Goldman Sachs Mortgage Company, a sponsor and an originator, is an indirect, wholly owned subsidiary of Goldman Sachs Bank USA (“GS Bank”), a New York State chartered bank, the deposits of which are insured by the FDIC.  The Bancorp Bank is a Delaware state-chartered bank, the deposits of which are insured by the FDIC. If GS Bank or The Bancorp Bank were to become subject to receivership, the proceeding would be administered by the FDIC under the Federal Deposit Insurance Act (the “FDIA”); likewise, if GS Bank or The Bancorp Bank were to become subject to conservatorship, the agency appointed as conservator would likely be the FDIC as well.  The FDIA gives the FDIC the power to disaffirm or repudiate contracts to which a bank is party at the time of receivership or conservatorship and the performance of which the FDIC determines to be burdensome, in which case the counterparty to the contract has a claim for payment by the receivership or conservatorship estate of “actual direct compensatory damages” as of the date of receivership or conservatorship. The FDIC has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6).   Neither the transfer of the applicable mortgage loans by Goldman Sachs Mortgage Company to the depositor nor the transfer of the applicable mortgage loans by The Bancorp Bank to the depositor will qualify for the FDIC Safe Harbor.  However, the transfer by Goldman Sachs Mortgage Company is not a transfer by a bank, and in any event, even if the FDIC Safe Harbor were applicable to such transfer, the FDIC Safe Harbor is non-exclusive.  Notwithstanding the foregoing and that true sale opinions will be rendered on the closing date, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor and the Controlling Class Representative

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The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative or the holder of a companion loan or a mezzanine loan or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative or the holder of a companion loan or a mezzanine loan or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower.  Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

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The anticipated initial investor in certain of the subordinate certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. The mortgage pool as originally proposed by the sponsors was adjusted based on some of these requests.  In addition, the B-Piece Buyer received or may receive price adjustments or cost mitigation arrangements in connection with accepting certain mortgage loans in the mortgage pool. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

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The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates.  The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates.  The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of Citigroup Global Markets Realty Corp., one of the sponsors, and Citigroup Global Markets Inc., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates.  A completed offering would reduce the sponsors’ and/or their respective affiliates’ exposure to the mortgage loans.  The offering of offered certificates will effectively transfer the sponsors’ and/or their respective affiliates’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

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The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

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The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders.  The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

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The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise.  The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments.  Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers.  By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments.  As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

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If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

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In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Other Rating Agencies May Assign Different Ratings to the Certificates

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Other nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor.  The issuance of unsolicited ratings by any nationally recognized statistical rating organization on one or more classes of the offered certificates that are different from ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates will be treated as regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of investment.

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State and local income tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state and local tax consequences of an investment in the certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.